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                          SALE AND SERVICING AGREEMENT
                            Dated as of April 1, 1999


                                      among


                  EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1
                                    (Issuer)


                PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
                                   (Depositor)


                              EMPIRE FUNDING CORP.
                          (Transferor and Subservicer)


                      CALIFORNIA LENDING GROUP, INC., d/b/a
                              UNITED LENDING GROUP
                                  (Transferor)


                            CONTIMORTGAGE CORPORATION
                            (Transferor and Servicer)


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                (Master Servicer)


                         U.S. BANK NATIONAL ASSOCIATION
                    (Indenture Trustee and Grantor Trustee)


                                       and


                           CONTIFINANCIAL CORPORATION
                                   (Guarantor)


                  EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1
                          HOME LOAN ASSET BACKED NOTES
                                  SERIES 1999-1




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


                                TABLE OF CONTENTS
                                                                            PAGE


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions...................................................
Section 1.02  Other Definitional Provisions.................................


                                   ARTICLE II

                  CONVEYANCE OF THE GRANTOR TRUST CERTIFICATE

Section 2.01  Conveyance of the Grantor Trust Certificate...................
Section 2.02  Ownership and Possession of Grantor Trust Certificate.........
Section 2.03  Books and Records; Principal Place of Business................
Section 2.04  Delivery of Grantor Trust Certificate; Further Assurances.....


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01  Representations and Warranties of the Depositor...............
Section 3.02  Representations and Warranties of each Transferor.............
Section 3.03  Representations, Warranties and Covenants of the Servicer.....
Section 3.03A Representations, Warranties and Covenants of the Master
               Servicer.....................................................
Section 3.03B Representations, Warranties and Covenants of Empire
               Subservicer..................................................
Section 3.04  Representations and Warranties Regarding Individual Home
               Loans........................................................
Section 3.05  Purchase and Substitution.....................................


                                   ARTICLE IV

                ADMINISTRATION AND SERVICING OF THE HOME LOANS

Section 4.01  Duties of the Servicer........................................
Section 4.02  Appointment and Duties of the Master Servicer.................
Section 4.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 4.04  Filing of Continuation Statements.............................
Section 4.05  Appointment of Empire Funding as Subservicer..................
Section 4.06  Subservicing..................................................
Section 4.07  Successor Servicers...........................................
Section 4.08  Collections from Insurance Policies...........................
Section 4.09  Reports to the Securities and Exchange Commission; 144A
               Information..................................................
Section 4.10  Recovery from Defaulted Home Loans and Liquidated Home
               Loans........................................................
Section 4.11  Title, Management and Disposition of Foreclosure Property.....


                                    ARTICLE V

                         ESTABLISHMENT OF TRUST ACCOUNTS

Section 5.01  Collection Account and Note Payment Account...................
Section 5.02  Certificate Distribution Account..............................
Section 5.03  Trust Accounts; Trust Account Property........................
Section 5.04  Allocation of Losses..........................................


                                   ARTICLE VI

                       STATEMENTS AND REPORTS; WITHHOLDING

Section 6.01  Statements....................................................
Section 6.02  Withholding...................................................


                                   ARTICLE VII

                           GENERAL SERVICING PROCEDURE

Section 7.01  Due-On-Sale; Due-on-Encumbrance...............................
Section 7.02  Release of Home Loan Files....................................
Section 7.03  Servicing Compensation........................................
Section 7.04  Statement as to Compliance and Financial Statements...........
Section 7.05  Independent Public Accountants' Servicing Report..............
Section 7.06  Right to Examine Servicer Records.............................
Section 7.07  Reports to the Indenture Trustee; Collection Account
               Statements...................................................
Section 7.08  Financial Statements..........................................


                                  ARTICLE VIII

                                   (RESERVED)



                                   ARTICLE IX

                                  THE SERVICER

Section 9.01  Indemnification; Third Party Claims...........................
Section 9.02  Merger or Consolidation of the Servicer.......................
Section 9.03  Limitation on Liability of the Servicer and Others............
Section 9.04  Servicer Not to Resign; Assignment............................
Section 9.05  Relationship of Servicer to the Grantor Trust and the
               Grantor Trustee..............................................
Section 9.06  Servicer May Own Securities...................................


                                    ARTICLE X

                                     DEFAULT

Section 10.01 (a)  Events of Default........................................
Section 10.02 Master Servicer to Act; Appointment of Successor..............
Section 10.03 Waiver of Defaults............................................
Section 10.04 Accounting Upon Termination of Servicer.......................


                                   ARTICLE XI

                                   TERMINATION

Section 11.01 Termination...................................................
Section 11.02 Optional Termination..........................................
Section 11.03 Notice of Termination.........................................


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01 Acts of Noteholders...........................................
Section 12.02 Amendment.....................................................
Section 12.03 Recordation of Agreement......................................
Section 12.04 Duration of Agreement.........................................
Section 12.05 Governing Law.................................................
Section 12.06 Notices.......................................................
Section 12.07 Severability of Provisions....................................
Section 12.08 No Partnership................................................
Section 12.09 Counterparts..................................................
Section 12.10 Successors and Assigns........................................
Section 12.11 Headings......................................................
Section 12.12 Actions of Securityholders....................................
Section 12.13 Reports to Rating Agencies....................................
Section 12.14 Holders of the Residual Interest Certificates.................
Section 12.15 Year 2000 Compliance..........................................
Section 12.16 Transferors to Indemnify Indenture Trustee and Owner
               Trustee......................................................

EXHIBITS

EXHIBIT A     Home Loan Schedule
EXHIBIT B     Form of Servicer's Monthly Remittance Report to Trustee
EXHIBIT C     Form of Loan Liquidation Report
EXHIBIT D     Schedule of Exceptions to Representations and Warranties
EXHIBIT E     Form of 10-K Report of Issuer

            This Sale and Servicing Agreement is entered into effective as of April 1, 1999, among EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1, a Delaware business trust (the "ISSUER" or the "OWNER TRUST"), PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, a Delaware corporation, as Depositor (the "DEPOSITOR"), EMPIRE FUNDING CORP., an Oklahoma corporation ("EMPIRE FUNDING"), as Transferor and Subservicer, California Lending Group, Inc., d/b/a United Lending Group, a California corporation ("ULG"), as Transferor, ContiMortgage Corporation, a Delaware corporation ("CONTIMORTGAGE"), as Transferor and Servicer (in such capacity, the "SERVICER") (each of Empire Funding, ULG and ContiMortgage, a "TRANSFEROR"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as Master Servicer (the "MASTER SERVICER"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "INDENTURE TRUSTEE") and as Grantor Trustee on behalf of the holder of the Grantor Trust Certificate (in such capacity, the "GRANTOR TRUSTEE"), and ContiFinancial Corporation, a Delaware corporation, as Guarantor (the "GUARANTOR").


                             W I T N E S S E T H:

            In consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows for the benefit of each of them and for the benefit of the holders of the Notes issued under the Indenture, the Residual Interest Certificates issued under the Owner Trust Agreement and the Grantor Trust Certificate issued under the Grantor Trust Agreement:


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months, except that with respect to the Class A-1 Notes, calculations of accrued interest shall be made on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

            ACCEPTED SERVICING PROCEDURES: Servicing procedures that satisfy the following: (a) meet at least the same standards the Servicer would follow in exercising reasonable care in servicing mortgage loans such as the Home Loans held for its own account; (b) comply with applicable state and federal law; (c) comply with the provisions of the related Debt Instruments, Mortgages and Manufactured Home Contracts; and (d) give due consideration to the accepted standards of practice of prudent consumer loan servicers that service mortgage loans comparable to the Home Loans and the reliance placed by the Grantor Trust Holders, the Master Servicer and Securityholders on the Servicer for the servicing of the Home Loans, but without regard to:

            (i) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Obligor;

            (ii) the ownership of any Notes, the Grantor Trust Certificate or the Residual Interest Certificates by the Servicer or any Affiliate of the Servicer;

            (iii) the Servicer's or any Subservicer's obligation to make Servicing Advances; or

            (iv)  the   Servicer's  or  any   Subservicer's   right  to  receive
      compensation for its services hereunder with respect to any particular transaction.

            In determining whether to undertake certain servicing actions with respect to one or more Defaulted Home Loans, the Servicer is expected to consider the reasonable likelihood of (A) recovering an economically significant amount attributable to the outstanding interest and principal owing on such Home Loan as a result of such actions, in excess of (B) the costs and expenses to obtain such recovery (including without limitation any Servicing Advances and, if applicable, the outstanding indebtedness of all Superior Liens), and in relation to (C) the expected timing of such recovery therefrom.

            ACCRUAL PERIOD: With respect to the Class A-1 Notes, the period beginning on the Payment Date in the calendar month preceding the month in which the related Payment Date occurs (or, in the case of the first Payment Date, the Closing Date) and ending on the day preceding the related Payment Date. With respect to the other Classes of Notes, the calendar month preceding the month in which the related Payment Date occurs (except that in the case of the first Payment Date, there will be no Accrual Period for such other Classes of Notes and in the case of the Payment Date occurring in June 1999, the Accrual Period shall be the period commencing on the Closing Date and ending on the last day of May 1999).

            AFFILIATE: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, the term "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have corresponding meanings.

            AGREEMENT: This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

            ALLOCABLE LOSS AMOUNT: With respect to each Payment Date, the excess, if any, of (a) the aggregate of the Class Principal Balances of all Classes of Notes (after giving effect to all payments on such Payment Date) over
(b) the Pool Principal Balance as of the end of the preceding Due Period.

            ALLOCABLE LOSS AMOUNT PRIORITY: With respect to any Payment Date, sequentially, to the Class B-2 Notes, the Class B-1 Notes, the Class M-2 Notes and the Class M-1 Notes, in that order.

            ASSIGNMENT OF MORTGAGE: With respect to each Home Loan secured by a Mortgage, an assignment, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the related Home Loan which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

            AVAILABLE COLLECTION AMOUNT: With respect to any Payment Date, as determined by the Servicer or the Subservicer as of the related Determination Date, an amount without duplication equal to the sum of: (i) all amounts received on the Home Loans or required to be paid by the Servicer, the Subservicer or each Transferor during the related Due Period (exclusive of amounts not required to be deposited by the Servicer or the Subservicer in the Collection Account pursuant to SECTION 5.01(B)(I) hereof and amounts permitted to be withdrawn by the Indenture Trustee from the Collection Account pursuant to
SECTION 5.01(B)(III) hereof) as reduced by any portion thereof that may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to section 362 of the United States Bankruptcy Code; (ii) any and all income or gain from investments in the Collection Account, Note Payment Account and Certificate Distribution Account;
(iii) upon  exercise of optional  termination  of the Notes  pursuant to SECTION
11.02 hereof, the Termination Price; and (iv) the Purchase Price paid for any Home Loans purchased pursuant to SECTION 3.05 hereof prior to the related Determination Date and the Substitution Adjustment to be deposited in the Collection Account in connection with any substitution, in each case prior to the related Determination Date.

            AVAILABLE PAYMENT AMOUNT: With respect to any Payment Date, the Available Collection Amount, minus the amount required to be paid from the Note Payment Account pursuant to SECTION 5.01(C)(I).

            BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the City of New York, in the city in which the corporate trust office of the Indenture Trustee or Grantor Trustee is located or in the city in which the Servicer's or Subservicer's servicing operations or the Master Servicer's master servicing operations are located and are authorized or obligated by law or executive order to be closed.

            CERTIFICATE   DISTRIBUTION   ACCOUNT:  The  account  designated  as
such, established and maintained pursuant to SECTION 5.02 hereof.

            CERTIFICATE   REGISTER:   The  register   established  pursuant  to
SECTION 3.4 of the Owner Trust Agreement.

            CERTIFICATEHOLDER:  A holder of a Residual Interest Certificate.

            CLASS: With respect to the Notes, all Notes bearing the same class designation.

            CLASS A NOTES: Collectively the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes.

            CLASS A-1 NOTE, CLASS A-2 NOTE, CLASS A-3 NOTE, CLASS A-4 NOTE, CLASS A-5 NOTE, CLASS M-1 NOTE, CLASS M-2 NOTE, CLASS B-1 NOTE AND CLASS B-2
NOTE: The respective meanings assigned thereto in the Indenture.

            CLASS B-1 OPTIMAL PRINCIPAL BALANCE: With respect to any Payment Date prior to the Stepdown Date, zero; and with respect to any other Payment Date, the Pool Principal Balance as of the end of the related Due Period minus the sum of (i) the aggregate Class Principal Balance of the Class A Notes and the Mezzanine Notes (after taking into account any payments made on such Payment Date in reduction of the Class Principal Balances of the Classes of Class A Notes and Mezzanine Notes) and (ii) the greater of (x) the sum of (1) 13.00% of the Pool Principal Balance as of the end of the related Due Period and (2) the Overcollateralization Target Amount for such Payment Date (calculated without giving effect to the provisos in the definition thereof) and (y) 0.50% of the Original Pool Principal Balance; PROVIDED, HOWEVER, that such amount shall never be less than zero or greater than the Original Class Principal Balance of the Class B-1 Notes.

            CLASS B-2 OPTIMAL PRINCIPAL BALANCE: With respect to any Payment Date prior to the Stepdown Date, zero; and with respect to any other Payment Date, the Pool Principal Balance as of the end of the related Due Period minus the sum of (i) the aggregate Class Principal Balance of the Class A Notes, the Mezzanine Notes and the Class B-1 Notes (after taking into account any payments made on such Payment Date in reduction of the Class Principal Balances of the Classes of Class A Notes, Mezzanine Notes and Class B-1 Notes) and (ii) the Overcollateralization Target Amount for such Payment Date; PROVIDED, HOWEVER, that such amount shall never be less than zero or greater than the Original Class Principal Balance of the Class B-2 Notes.

            CLASS   FACTOR:   With  respect  to  each  Class  and  any  date  of
determination, the then applicable Class Principal Balance of such Class divided by the Original Class Principal Balance thereof.

            CLASS M-1 OPTIMAL PRINCIPAL BALANCE: With respect to any Payment Date prior to the Stepdown Date, zero; and with respect to any other Payment Date, the Pool Principal Balance as of the end of the related Due Period minus the sum of (i) the aggregate Class Principal Balance of the Class A Notes (after taking into account payments made on such Payment Date in reduction of the Class Principal Balances of the Classes of Class A Notes) and (ii) the greater of (x) the sum of (1) 41.50% of the Pool Principal Balance as of the end of the related Due Period and (2) the Overcollateralization Target Amount for such Payment Date (calculated without giving effect to the provisos in the definition thereof) and
(y) 0.50% of the Original Pool Principal Balance; PROVIDED, HOWEVER, that such amount shall never be less than zero or greater than the Original Class Principal Balance of the Class M-1 Notes.

            CLASS M-2 OPTIMAL PRINCIPAL BALANCE: With respect to any Payment Date prior to the Stepdown Date, zero; with respect to any other Payment Date, the Pool Principal Balance as of the end of the related Due Period minus the sum of (i) the aggregate Class Principal Balance of the Class A Notes (after taking into account any payments made on such Payment Date in reduction of the Class Principal Balances of the Classes of Class A Notes) plus the Class Principal Balance of the Class M-1 Notes (after taking into account any payments made on such Payment Date in reduction of the Class Principal Balance of the Class M-1 Notes) and (ii) the greater of (x) the sum of (1) 28.50% of the Pool Principal Balance as of the end of the related Due Period and (2) the Overcollateralization Target Amount for such Payment Date (without giving effect to the provisos in the definition thereof) and (y) 0.50% of the Original Pool Principal Balance; PROVIDED, HOWEVER, that such amount shall never be less than zero or greater than the Original Class Principal Balance of the Class M-2 Notes.

            CLASS PRINCIPAL BALANCE: With respect to each Class of Notes and as of any date of determination, the Original Class Principal Balance of such Class reduced by the sum of (i) all amounts previously distributed in respect of principal of such Class on all previous Payment Dates and (ii) with respect to the Class M-1, Class M-2, Class B-1 and Class B-2 Notes, all Allocable Loss Amounts applied in reduction of principal of such Classes on all previous Payment Dates.

            CLEAN-UP  CALL  DATE:  The  first  Payment  Date on  which  the Pool
Principal  Balance  declines  to 10% or  less  of the  Original  Pool  Principal
Balance.

            CLOSING DATE:  May 3, 1999.

            CODE: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

            COLLECTION ACCOUNT: The account designated as such, established and maintained by the Servicer in the name of the Indenture Trustee, in accordance with SECTION 5.01(A)(I) hereof.

            COMBINATION  LOAN:  A loan,  the proceeds of which were used by the
Obligor  in  combination  to  finance   property   improvements  and  for  debt
consolidation, cash out refinancing or other purposes.

            COMBINED LOAN-TO-VALUE RATIO: With respect to any Home Loan, the fraction, expressed as a percentage, (a) the numerator of which is the principal balance of such Home Loan at origination plus, in the case of a junior lien Home Loan, the aggregate outstanding principal balance of each related Superior Lien on the date of origination of such Home Loan, and (b) the denominator of which is the value as determined pursuant to the applicable Transferor's underwriting guidelines of the related Property at the time of origination of such Home Loan.

            CONTIMORTGAGE:  ContiMortgage Corporation, a Delaware corporation.

            CONTIMORTGAGE HOME LOAN PURCHASE AGREEMENT: The Home Loan Purchase Agreement, dated as of April 1, 1999, among ContiMortgage, the Guarantor and the Depositor.

            CONTIMORTGAGE INDEMNIFICATION AND CONTRIBUTION AGREEMENT: The Indemnification and Contribution Agreement, dated April 29, 1999, among the Depositor, PaineWebber Incorporated, Bear, Stearns & Co. Inc., ContiMortgage and the Guarantor.

            CREDIT   SCORE:   The   credit   evaluation   scoring   methodology
developed by Fair, Isaac and Company.

            CUSTODIAL AGREEMENT: The custodial agreement dated as of April 1, 1999 by and among the Depositor, each Transferor, the Servicer, and U.S. Bank National Association, a national banking association, as the custodian and the Grantor Trustee, providing for the retention of the Grantor Trustee's Home Loan Files by such custodian on behalf of the Grantor Trustee.

            CUSTODIAN: Any custodian appointed by the Grantor Trustee pursuant to a Custodial Agreement, which custodian shall not be affiliated with the Servicer, any Transferor, any Subservicer or the Depositor. U.S. Bank National Association, shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

            CUSTODIAN FEE: If applicable, the annual fee payable to any Custodian, calculated and payable monthly on each Payment Date pursuant to
SECTION 5.01(C)(I) hereof equal to the fee, if any, set forth in the Custodial Agreement.

            CUSTODIAN'S FINAL CERTIFICATION: As defined in SECTION 2.06(C) of the Grantor Trust Agreement.

            CUSTODIAN'S INITIAL CERTIFICATION: As defined in SECTION 2.06(A) of the Grantor Trust Agreement.

            CUSTODIAN'S UPDATED CERTIFICATION: As defined in SECTION 2.06(C) of the Grantor Trust Agreement.

            CUT-OFF DATE: The close of business on March 31, 1999 (or with respect to any Home Loan originated or acquired by a Transferor after March 31, 1999, the date of origination or acquisition of such Home Loan).

            DCR:  Duff & Phelps Credit Rating Co.

            DEBT CONSOLIDATION LOAN: A loan, the proceeds of which were primarily used by the related Obligor for debt consolidation or cash out refinance purposes or for purposes other than to finance property improvements.

            DEBT INSTRUMENT: The note or other evidence of indebtedness evidencing the indebtedness of an Obligor under a Home Loan.

            DEFAULTED HOME LOAN: With respect to any date of determination, any Home Loan, including, without limitation, any Liquidated Home Loan with respect to which any of the following has occurred as of the end of the preceding Due
Period: (a) foreclosure or similar proceedings have been commenced; (b) any portion of a Monthly Payment becomes 180 days past due by the related Obligor; or (c) the Servicer or any Subservicer has determined in good faith and in accordance with the Accepted Servicing Procedures that such Home Loan is in default for a period in excess of 30 days or imminent default and that such default or imminent default involves the nonpayment of any Monthly Payment or a default which has or would have a material adverse affect on such Home Loan.

            DEFECTIVE HOME LOAN:  As defined in SECTION 3.05 hereof.

            DELETED HOME LOAN: A Home Loan replaced or to be replaced by one or more than one Qualified Substitute Home Loan.

            DELINQUENT: A Home Loan is "Delinquent" if any Monthly Payment due thereon is not made by the close of business on the day such Monthly Payment is scheduled to be paid; PROVIDED, that such Home Loan shall not be "Delinquent" if the Monthly Payment for such Home Loan has been modified pursuant to a Chapter 13 bankruptcy proceeding by the Obligor and such modified Monthly Payment due thereon is made by the close of business on the day such modified Monthly Payment is scheduled to be paid. A Home Loan is "30 days Delinquent" if such Monthly Payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was due or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. The determination of whether a Home Loan is "60 days Delinquent," "90 days Delinquent," etc., shall be made in like manner.

            DELIVERY: When used with respect to Trust Account Property means the delivery of such Trust Account Property in a manner that results in the transferee having either the status of a perfected security interest free of any adverse claims or a holder in due course in accordance with the following: (a) in the case of "certificated securities" or "uncertificated securities" (in either case as defined in Article 8 of the UCC), the applicable provisions of
Article 8 of the UCC, and in the case of "instruments," "accounts" or "general intangibles" (in either case as defined in Article 9 of UCC), the applicable provisions of Article 9 of the UCC; or (b) in the case of book entry securities governed by Federal law, the applicable provisions of Federal law.

            DENOMINATION: With respect to a Note, the portion of the Original Class Principal Balance represented by such Note as specified on the face thereof.

            DEPOSITOR:   PaineWebber  Mortgage  Acceptance   Corporation  IV,  a
Delaware corporation, and any successor thereto.

            DETERMINATION DATE: With respect to any Payment Date, the 14th calendar day of the month in which such Payment Date occurs or if such day is not a Business Day, the immediately preceding Business Day.

            DUE DATE: With respect to a Monthly Payment, day of the month on which such Monthly Payment is due from the Obligor on a Home Loan.

            DUE PERIOD: With respect to any Determination Date or Payment Date, the calendar month immediately preceding such Determination Date or Payment Date, as the case may be.

            ELIGIBLE ACCOUNT: At any time, an account which is any of the following: (i) an account maintained with a depository institution (A) the long-term debt obligations of which are at such time rated by each Rating Agency in one of their two highest long-term rating categories or (B) the short-term debt obligations of which are then rated by each Rating Agency in their highest short-term rating category; (ii) an account the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "SEGREGATED TRUST ACCOUNT") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Issuer, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) an account that will not cause any Rating Agency to downgrade or withdraw its then-current rating(s) assigned to the Notes, as evidenced in writing by such Rating Agency. (Each reference in this definition of "ELIGIBLE ACCOUNT" to the Rating Agency shall be construed as a reference to S&P and DCR).

            ELIGIBLE SERVICER: A Person that (i) has demonstrated the ability professionally and competently to service a portfolio of mortgage loans similar to the Home Loans and (ii) has a net worth calculated in accordance with GAAP of at least $500,000.

            EMPIRE FUNDING:  Empire Funding Corp., an Oklahoma corporation.

            EMPIRE  HOME  LOAN  PURCHASE  AGREEMENT:   The  Home  Loan  Purchase
Agreement, dated as of April 1, 1999, between Empire Funding and the Depositor.

            EMPIRE INDEMNIFICATION AND CONTRIBUTION AGREEMENT: The Indemnification and Contribution Agreement, dated April 29, 1999, among the Depositor, PaineWebber Incorporated, Bear, Stearns & Co. Inc. and Empire Funding.

            EMPIRE PRIOR SECURITIZATIONS: The following series of transactions in which Empire Funding sold home loans and Asset Backed Certificates or Home Loan Asset Backed Notes were issued: (i) Empire Funding Home Loan REMIC Trust 1997-A Asset Backed Certificates, Series 1997-A; (ii) Empire Funding Home Loan Owner Trust 1997-1 Home Loan Asset Backed Notes, Series 1997-1; (iii) Empire Funding Home Loan Owner Trust 1997-2 Home Loan Asset Backed Notes, Series 1997-2; (iv) Empire Funding Home Loan Owner Trust 1997-3 Home Loan Asset Backed Notes 1997-3; (v) Empire Funding Home Loan Owner Trust 1997-4 Home Loan Asset Backed Notes 1997-4; (vi) Empire Funding Home Loan Owner Trust 1997-5 Home Loan Asset Backed Notes 1997-5; (vii) Empire Funding Home Loan Owner Trust 1998-1 Home Loan Asset Backed Notes 1998-1; (viii) Empire Funding Home Loan Owner Trust 1998-2 Home Loan Asset Backed Notes 1998-2; and (ix) Empire Funding Home Loan Owner Trust 1998-3 Home Loan Asset Backed Notes 1998-3.

            EMPIRE SUBSERVICER: Empire Funding, in its capacity as Subservicer hereunder.

            EMPIRE SUBSERVICER EVENT OF DEFAULT: As described in Section 4.05(g) hereof.

            EMPIRE SUBSERVICING COMPENSATION: The Empire Subservicing Fee and the other amounts to which Empire Subservicer, is entitled pursuant to SECTION 4.05(B) hereof.

            EMPIRE  SUBSERVICING  FEE:  As to  each  Home  Loan  (including  any
Foreclosed Loan, but excluding any Liquidated Home Loan), the fee payable monthly to Empire Funding, in its capacity as Subservicer pursuant to SECTION 4.05(B) hereunder, on each Payment Date, which shall be the product of the Empire Subservicing Fee Rate and the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period, divided by 12.

            EMPIRE SUBSERVICING FEE RATE: 0.4825% (48.25 basis points) for the related Due Period; provided, however, if the Master Servicer Fee Rate is 0.080% (8 basis points), the Empire Subservicing Fee shall be 0.46% (46 basis points).

            EVENT OF DEFAULT:  As described in SECTION 10.01 hereof.

            EXCESS SPREAD: With respect to any Payment Date, the excess of (a) the Available Payment Amount over (b) the Regular Payment Amount.

            FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

            FHLMC: Freddie Mac (f/k/a Federal Home Loan Mortgage Corporation) and any successor thereto.

            FIDELITY BOND:  As described in SECTION 4.03 hereof.

            FNMA: Fannie Mae (f/k/a Federal National Mortgage Association) and any successor thereto.

            FORECLOSED LOAN: As of any date of determination, any Home Loan that has been discharged as a result of (i) the completion of repossession, foreclosure or comparable proceedings; (ii) the Grantor Trustee's acceptance of the deed or other evidence of title to any related Mortgaged Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition by the Grantor Trustee of title to any related Property by operation of law.

            FORECLOSURE PROPERTY: Any real or personal property securing a Foreclosed Loan that has been acquired by the Servicer or any Subservicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Home Loan.

            GAAP: Generally accepted accounting principles as in effect in the United States.

            GRANTOR TRUST: Empire Funding Grantor Trust 1999-1, formed pursuant to the Grantor Trust Agreement.

            GRANTOR TRUST AGREEMENT: The Grantor Trust Agreement dated as of April 1, 1999, among PaineWebber Mortgage Acceptance Corporation IV, as Depositor, the Transferors, the Servicer and the Grantor Trustee.

            GRANTOR TRUST CERTIFICATE: The trust certificate issued by the Grantor Trust evidencing an undivided beneficial ownership interest of 100% of the Grantor Trust.

            GRANTOR TRUST HOLDER: Any holder of the Grantor Trust Certificate.

            GRANTOR TRUSTEE: U.S. Bank National Association, a national banking association, as Grantor Trustee under the Grantor Trust Agreement, or any successor Grantor Trustee hereunder.

            GRANTOR TRUSTEE FEE:  As to any Payment Date, $0.00.

            GRANTOR TRUSTEE'S HOME LOAN FILE: As defined in SECTION 2.05(A) of the Grantor Trust Agreement.

            GUARANTOR:  ContiFinancial Corporation, a Delaware corporation.

            HOME LOAN: Any Debt Consolidation Loan, Combination Loan or Manufactured Home Loan that is included in the Home Loan Pool. As applicable, a Home Loan shall be deemed to refer to the related Debt Instrument, the Mortgage, the Manufactured Home Contract and any related Foreclosure Property, and shall include, among other items, all Monthly Payments with a Due Date on or after the Cut-Off Date, except that the Transferors shall retain 80% of the interest collected thereon during the first Due Period.

            HOME LOAN FILE: As to each Home Loan, the Grantor Trustee's Home Loan File and the Servicer's Home Loan File.

            HOME LOAN INTEREST RATE: The fixed annual rate of interest borne by a Debt Instrument, as shown on the related Home Loan Schedule as the same may be modified by the Servicer in accordance with SECTION 4.01(C) or 4.10 hereof.

            HOME LOAN POOL: The pool of Home Loans conveyed to the Grantor Trustee pursuant to the Grantor Trust Agreement on the Closing Date, together with the rights and obligations of a holder thereof, and the payments thereon and proceeds therefrom received after the applicable Cut-Off Date, as identified on the Home Loan Schedule annexed hereto as Exhibit A.

            HOME LOAN PURCHASE AGREEMENTS: The ContiMortgage Home Loan Purchase Agreement, the Empire Home Loan Purchase Agreement and the ULG Home Loan Purchase Agreement.

            HOME LOAN SCHEDULE: The schedule of Home Loans set forth on Exhibit A attached hereto, as amended or supplemented from time to time specifying, with respect to each Home Loan, the following information: (i) the applicable Transferor and such Transferor's Home Loan number; (ii) the Obligor's name and the street address; (iii) the current principal balance; (iv) the original principal amount with respect to any Home Loan originated by the applicable Transferor and the principal amount purchased by the applicable Transferor with respect to a Home Loan acquired by such Transferor subsequent to its origination; (v) any related Combined Loan-to-Value Ratio as of the date of the origination of the related Home Loan; (vi) the paid through date; (vii) the Home Loan Interest Rate; (viii) the final maturity date under the Debt Instrument;
(ix) the Monthly Payment; (x) the occupancy status of the Property, if any; (xi) whether it is secured by a Mortgage or Manufactured Home Contract, if any, and the lien priority thereof; (xii) the original term of the Debt Instrument;
(xiii) the Credit Score, if applicable; and (xiv) the debt to income ratio of the related Obligor.

            INDEMNIFICATION AND CONTRIBUTION AGREEMENTS: The Empire Indemnification and Contribution Agreement, the ContiMortgage Indemnification and Contribution Agreement and the ULG Indemnification and Contribution Agreement.

            INDENTURE: The Indenture, dated as of April 1, 1999, between the Issuer and the Indenture Trustee.

            INDENTURE TRUSTEE: U.S. Bank National Association, a national banking association, as Indenture Trustee under the Indenture and this Agreement acting on behalf of the Noteholders, or any successor indenture trustee under the Indenture or this Agreement.

            INDENTURE TRUSTEE FEE: As to any Payment Date, the greater of (a) one-twelfth of the Indenture Trustee Fee Rate times the Pool Principal Balance as of the opening of business on the first day of the calendar month preceding the calendar month of such Payment Date (or, with respect to the first Payment Date, the Original Pool Principal Balance) and (b) one-twelfth of $8,400.

            INDENTURE TRUSTEE FEE RATE:  0.008% per annum.

            INDEPENDENT: When used with respect to any specified Person, such Person (i) is in fact independent of any Transferor, the Servicer, the Subservicer, the Master Servicer, the Depositor or any of their respective Affiliates, (ii) does not have any direct financial interest in, or any material indirect financial interest in, any of the Transferors, the Subservicer, the Servicer, the Master Servicer, the Depositor or any of their respective Affiliates and (iii) is not connected with any of the Transferors, the Servicer, the Master Servicer, the Subservicer, the Depositor or any of their respective Affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; PROVIDED, HOWEVER, that a Person shall not fail to be Independent of the Transferors, the Servicer, the Master Servicer, the Subservicer, the Depositor or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by any Transferor, the Master Servicer, the Subservicer, the Servicer, the Depositor or any of their respective Affiliates, as the case may be.

            INDEPENDENT ACCOUNTANTS: A firm of nationally recognized certified public accountants which is Independent.

            INSURANCE POLICIES: With respect to any Property, any related insurance policy.

            INSURANCE PROCEEDS: With respect to any Property, all amounts collected by the Grantor Trustee, the Servicer or the Subservicer in respect of Insurance Policies (net of any expenses that are incurred by the Grantor Trustee, the Servicer or the Subservicer in connection with the collection of such proceeds and not otherwise reimbursed to the Grantor Trustee, the Servicer or the Subservicer) and not required to be applied to the restoration of any such Property or paid to the related Obligor.

            LIBOR: With respect to each Accrual Period (other than the initial Accrual Period) and each Class of LIBOR Notes, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on the related LIBOR Determination Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee), LIBOR for the applicable Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Indenture Trustee and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Accrual Period. LIBOR for the initial Accrual Period will be 4.912% per annum.

            LIBOR BUSINESS DAY: Any day on which banks are open for dealing in foreign currency and exchange in London and New York City.

            LIBOR DETERMINATION DATE: With respect to each Accrual Period (other than the first Accrual Period), the second LIBOR Business Day before the first day of such Accrual Period, as determined by the Indenture Trustee.

            LIBOR NOTES:  The Class A-1 Notes.

            LIQUIDATED HOME LOAN: With respect to any date of determination, any Foreclosure Property or any Home Loan in respect of which a Monthly Payment is in excess of 30 days past due and as to which the Servicer or any Subservicer has determined that all amounts which it reasonably and in good faith expects to collect have been recovered from or on account of such Home Loan or the related Foreclosure Property; PROVIDED, HOWEVER, that in any event any Home Loan or the related Foreclosure Property shall be deemed uncollectible and therefore be a Liquidated Home Loan upon the earliest to occur of: (i) the liquidation or disposition of such Home Loan or the related Foreclosure Property; (ii) the determination by the Servicer or the Subservicer in accordance with the Accepted Servicing Procedures that there is no reasonable likelihood of (A) recovering an economically significant amount in excess of (B) the costs and expenses to obtain such recovery (including without limitation any Servicing Advances and, if applicable, the outstanding indebtedness of all Superior Liens) and in relation to (C) the expected timing of such recovery therefrom, or (iii) the date on which any portion of a Monthly Payment on any Home Loan is in excess of 180 days past due.

            LIQUIDATION PROCEEDS: With respect to a Liquidated Home Loan, any cash amounts received in connection with the liquidation or disposition of such Liquidated Home Loan, whether through trustee's sale, foreclosure sale or other disposition, any cash amounts received in connection with the management of the Foreclosure Properties from Foreclosed Home Loans and any other amounts required to be deposited in the Collection Account pursuant to SECTION 5.01(B) hereof, in each case other than Insurance Proceeds and Released Property Proceeds.

            LOSS REIMBURSEMENT DEFICIENCY: With respect to any Payment Date and the Class M-1 Notes, Class M-2 Notes, Class B-1 Notes or the Class B-2 Notes, the amount of Allocable Loss Amounts applied to the reduction of the Class Principal Balance of such Class and not reimbursed pursuant to SECTION 5.01 hereof as of such Payment Date plus interest accrued on the unreimbursed portion thereof at the applicable Note Interest Rate through the end of the Accrual Period immediately preceding such Payment Date; PROVIDED, HOWEVER, that no interest shall accrue on any amount of such accrued and unpaid interest.

            MAJORITY NOTEHOLDERS: Until such time as the sum of the Class Principal Balances of all Classes of Notes has been reduced to zero, the holder or holders of in excess of 50% of the Class Principal Balance of all Classes of Notes.

            MAJORITY RESIDUAL INTERESTHOLDERS: The holder or holders of more than 50% of the Residual Interest Certificates.

            MANUFACTURED HOME: The personal property encumbered by a lien or security interest created pursuant to a Manufactured Home Contract which secures the Debt Instrument evidencing a Home Loan, but excluding any such property whereby the related encumbrance was created pursuant to a mortgage.

            MANUFACTURED HOME CONTRACT: Any manufactured housing installment sale contract or manufactured housing installment loan agreement whereby the related security interest was not created pursuant to a mortgage, including, without limitation, all related security interests or security instruments creating a lien in accordance with applicable law to secure the Debt Instrument which evidences a Home Loan.

            MANUFACTURED HOME LOAN: A loan, the proceeds of which were used by the Obligor primarily for the purposes of financing the acquisition or refinancing of a Manufactured Home, but excluding any such loan whereby the related security interest was created pursuant to a mortgage.

            MASTER SERVICER: Norwest Bank Minnesota, National Association, a national banking association, as Master Servicer hereunder, or any successor Master Servicer hereunder.

            MASTER SERVICER COMPENSATION: The Master Servicer Fee and other amounts to which the Master Servicer is entitled pursuant to SECTION 4.02(A) hereof.

            MASTER SERVICER FEE: As to each Home Loan (including any Home Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan that had been liquidated prior to the beginning of the preceding Due Period), the fee payable monthly to the Master Servicer on each Payment Date, which shall equal the product of (a) one twelfth (1/12) of the Master Servicer Fee Rate and (b) the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period.

            MASTER SERVICER FEE RATE: 0.035% (3.5 basis points) for the related Due Period; provided, however, in the event that the Master Servicer is not appointed as the master servicer in all of the Empire Prior Securitizations (at a fee rate of 0.020% (2.0 basis points) per annum) by August 31, 1999, the Master Servicer Fee Rate shall be increased to 0.080% (8 basis points) commencing with the Due Period beginning on September 1, 1999.

            MATURITY DATE means, with respect to each Class of Notes, the applicable maturity date set forth below:

                       CLASS              MATURITY DATE
                       -----              -------------

                       A-1                March 25, 2009
                       A-2                September 25, 2011
                       A-3                April 25, 2013
                       A-4                November 25, 2019
                       A-5                May 25, 2030
                       M-1                May 25, 2030
                       M-2                May 25, 2030
                       B-1                May 25, 2030
                       B-2                May 25, 2030

            MEZZANINE NOTEHOLDERS' INTEREST CARRY-FORWARD AMOUNT: With respect to any Payment Date, the excess, if any, of (A) the Mezzanine Noteholders'
Monthly Interest Payment Amount for the preceding Payment Date plus any outstanding Mezzanine Noteholders' Interest Carry-Forward Amount for preceding Payment Dates, over (B) the amount in respect of interest that is actually deposited in the Note Payment Account on such preceding Payment Date net of the Senior Noteholders' Interest Payment Amount for such preceding Payment Date; it being understood that the interest of the Class M-1 Noteholders in the Mezzanine Noteholders' Interest Carry-Forward Amount is senior to that of the Class M-2 Noteholders.

            MEZZANINE NOTEHOLDERS' INTEREST PAYMENT AMOUNT: With respect to any Payment Date, the sum of the Mezzanine Noteholders' Monthly Interest Payment Amount for such Payment Date and the Mezzanine Noteholders' Interest Carry-Forward Amount for such Payment Date.

            MEZZANINE NOTEHOLDERS' MONTHLY INTEREST PAYMENT AMOUNT: With respect to each Payment Date and the Classes of Mezzanine Notes, the interest accrued during the related Accrual Period at the respective Note Interest Rates on the respective Class Principal Balances of such Classes immediately preceding such Payment Date (or, in the case of the first Payment Date, on the Closing Date) after giving effect to all payments of principal to the holders of such Classes of Notes on or prior to such preceding Payment Date.

            MEZZANINE NOTES:  The Class M-1 Notes and Class M-2 Notes.

            MONTHLY CUT-OFF DATE: The last day of any calendar month and, with respect to any Payment Date, the last day of the calendar month immediately preceding such Payment Date.

            MONTHLY PAYMENT: The scheduled monthly payment of principal and/or interest required to be made by an Obligor on the related Home Loan, as set forth in the related Debt Instrument.

            MORTGAGE: The mortgage, deed of trust or other security instrument creating a lien in accordance with applicable law on a Mortgaged Property to secure the Debt Instrument which evidences a Home Loan.

            MORTGAGED PROPERTY: The real property encumbered by the Mortgage which secures the Debt Instrument evidencing a Home Loan.

            MULTIPLIER: The Multiplier will initially equal 1.7 and may from time to time be permanently modified to a lesser amount (including zero) in the event that the Issuer shall have delivered to the Indenture Trustee written confirmation from each Rating Agency that the rating assigned by it to each Class of Notes which it originally rated will not be downgraded or withdrawn as a result of such reduction.

            NET DELINQUENCY CALCULATION AMOUNT: With respect to any Payment Date, the excess, if any, of (x) the product of the Multiplier and the Six-Month Rolling Delinquency Average over (y) the aggregate of the amounts of Excess Spread for the three preceding Payment Dates.

            NET LIQUIDATION PROCEEDS: With respect to any Payment Date, Liquidation Proceeds received during the related Due Period, net of any reimbursements to the Servicer or Subservicer made from such amounts for the following: (i) any unreimbursed Servicing Compensation or Empire Subservicing Compensation; and (ii) Servicing Advances made and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Liquidated Home Loan or Foreclosure Property pursuant to SECTIONS 4.10 or 4.11 hereof.

            NET LOAN LOSSES: With respect to any Defaulted Home Loan that is subject to a modification pursuant to SECTION 4.10 hereof or pursuant to a legal proceeding (including a Chapter 13 bankruptcy proceeding), an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

            NONRECOVERABLE SERVICING ADVANCE: With respect to any Defaulted Home Loan or any Foreclosure Property, any Servicing Advance previously made and not reimbursed from late or other fee collections, Liquidation Proceeds, Insurance Proceeds or the Released Property Proceeds following the liquidation or disposition of such Defaulted Home Loan or Foreclosure Property, as evidenced by an Officer's Certificate delivered to the Indenture Trustee and the Master Servicer.

            NOTE:  Any  of  the  Senior  Notes,   the  Mezzanine  Notes  or  the
Subordinate Notes.

            NOTE INTEREST RATE: With respect to each Class of Notes, the annual rate of interest payable to the holders of such Class of Notes, as specified below:

                          CLASS                   NOTE INTEREST RATE (1)
                          -----                   ----------------------

                          Class A-1               Floating Rate (2)
                          Class A-2                   6.29%
                          Class A-3                   6.44%
                          Class A-4                   6.82%
                          Class A-5                   7.38%
                          Class M-1                   8.03%
                          Class M-2                   9.00%
                          Class B-1                   9.00%
                          Class B-2                   9.00%

            (1) Commencing on the first day of the Accrual Period in which the Clean-up Call Date occurs, the Note Interest Rate shall be increased by 0.50% per annum.

            (2) Interest will accrue on the Class A-1 Notes during each Accrual Period at a per annum interest rate equal to LIBOR for the related LIBOR Determination Date plus 0.20% subject to a maximum rate equal to 12.00%. The Note Interest Rate applicable to the Class A-1 Notes for the initial Accrual Period will be 5.112% per annum.

            NOTE  PAYMENT  ACCOUNT:   The  Eligible   Account   established  and
maintained pursuant to SECTION 5.01(A)(II) hereof.

            NOTE PERCENTAGE INTEREST: With respect to any Note of any Class, an amount equal to the initial denomination of such Note divided by the Original Class Principal Balance of the related Class of Notes.

            NOTE REDEMPTION AMOUNT: As of any date of determination, an amount without duplication equal to the sum of (i) the then outstanding Class Principal Balances of the Classes of Notes plus all accrued and unpaid interest thereon at their applicable Note Interest Rates through the last day of the Accrual Period relating to such Payment Date, (ii) any Trust Fees and Expenses due and unpaid on such date and (iii) any Servicing Advance Reimbursement Amount.

            NOTEHOLDER:  A holder of a Note.

            NOTEHOLDERS'   INTEREST  PAYMENT  AMOUNT:  The  sum  of  the  Senior
Noteholders' Interest Payment Amount, the Mezzanine Noteholders' Interest Payment Amount and the Subordinate Noteholders' Interest Payment Amount.

            OBLIGOR:  Each obligor on a Debt Instrument.

            OFFICER'S CERTIFICATE: A certificate delivered to the Indenture Trustee, the Master Servicer, or the Issuer signed by the President or a Vice President, an Assistant Vice President or other officer of the Depositor, the Servicer, the Subservicer, the Master Servicer or any Transferor, in each case, as required by this Agreement.

            OPINION OF COUNSEL: A written opinion of counsel (who is acceptable to the Rating Agencies), who may be employed by any Transferor, the Servicer, the Subservicer, the Master Servicer, the Depositor or any of their respective Affiliates.

            ORIGINAL CLASS PRINCIPAL BALANCE: With respect to the Classes of Notes, as follows: Class A-1: $59,749,000; Class A-2: $35,032,000; Class A-3:
$29,161,000;   Class  A-4:  $30,168,000;  Class  A-5:  $15,890,000;  Class  M-1:
$28,125,000;  Class M-2:  $16,250,000;  Class B-1:  $19,375,000;  and Class B-2:
$16,250,000.

            ORIGINAL POOL PRINCIPAL BALANCE: $250,000,566.42 which is the Pool Principal Balance as of the Cut-Off Date.

            OUTSTANDING:  As defined in the Indenture.

            OVERCOLLATERALIZATION AMOUNT: With respect to any Payment Date, the amount equal to the excess of (A) the Pool Principal Balance as of the end of the related Due Period, over (B) the aggregate of the Class Principal Balances of the Notes (after giving effect to the payments made on such date pursuant to SECTION 5.01(D) hereof).

            OVERCOLLATERALIZATION DEFICIENCY AMOUNT: With respect to any Payment Date, the excess, if any, of the Overcollateralization Target Amount over the Overcollateralization Amount (after giving effect to all prior payments on the Classes of Notes and to any prior distribution on the Residual Interest Certificates on such Payment Date pursuant to SECTION 5.01(D) hereof).

            OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any Payment Date that occurs on or after the Stepdown Date, the lesser of (1) the excess, if any, of (a) the Overcollateralization Amount (assuming principal payments on the Notes on such Payment Date are equal to the Regular Principal Payment Amount without deduction of this Overcollateralization Reduction Amount), over (b) the Overcollateralization Target Amount, and (2) the Regular Principal Payment Amount (as determined without the deduction of this Overcollateralization Reduction Amount therefrom) on such Payment Date. Prior to the occurrence of a Stepdown Date, the Overcollateralization Reduction Amount shall be zero.

            OVERCOLLATERALIZATION TARGET AMOUNT: (I) With respect to any Payment Date occurring prior to the Stepdown Date, an amount equal to the greater of (x) 3.50% of the Original Pool Principal Balance and (y) the Net Delinquency Calculation Amount; and (II) with respect to any other Payment Date, an amount equal to the greater of (x) 7.00% of the Pool Principal Balance as of the end of the related Due Period and (y) the Net Delinquency Calculation Amount; PROVIDED, HOWEVER, that the Overcollateralization Target Amount shall in no event be less than 0.50% of the Original Pool Principal Balance or greater than the sum of the aggregate Class Principal Balances of all Classes of Notes, PROVIDED, HOWEVER, if the sum of the aggregate Class Principal Balances of all Classes of Notes is less than 0.50% of the Original Pool Principal Balance, the Overcollateralization Target Amount may be less than 0.50% of the Original Pool Principal Balance but shall in no event be greater than the sum of the aggregate Class Principal Balances of all Classes of Notes.

            OWNER TRUST:  The Issuer.

            OWNER TRUST AGREEMENT: The Owner Trust Agreement dated as of April 1, 1999, among the Depositor, Empire Funding, the Owner Trustee and U.S. Bank National Association.

            OWNER TRUST ESTATE: The assets subject to this Agreement, the Owner Trust Agreement and the Indenture and assigned to the Issuer, which assets consist of: (i) the contribution of $1 referred to in SECTION 2.5 of the Owner Trust Agreement, (ii) the Grantor Trust Certificate, (iii) all payments on and distributions in respect of the Grantor Trust Certificate, (iv) such assets and funds as are from time to time deposited in the Trust Accounts, including amounts on deposit in such accounts which are invested in Permitted Investments, and (v) all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing.

            OWNER TRUSTEE: Wilmington Trust Company, as owner trustee under the Owner Trust Agreement, and any successor owner trustee under the Owner Trust Agreement.

            OWNER TRUSTEE FEE: The annual fee of $4,000 in equal monthly installments to Empire Subservicer, or, if Empire Subservicer is no longer the Subservicer hereunder, the Servicer, which shall in turn pay such $4,000 to the Owner Trustee on the Payment Date occurring in April each year during the term of this Agreement commencing in April 2000; PROVIDED, HOWEVER, that the initial Owner Trustee fee shall be paid by Empire Funding on the Closing Date.

            OWNERSHIP INTEREST: As to any Note, any ownership or security interest in such Note, including any interest in such Note as the holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            PAYMENT DATE: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following such day, commencing in May 1999.

            PAYMENT STATEMENT:  As defined in SECTION 6.01 hereof.

            PERCENTAGE INTEREST:  As defined in the Owner Trust Agreement.

            PERMITTED INVESTMENTS:  Each of the following:

            (1) obligations of, or guaranteed as to principal and interest by, the United States of America, FHLMC, FNMA or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America;

            (2) a repurchase  agreement that  satisfies the following  criteria:
(A) it must be between the Indenture Trustee and either (x) primary dealers on the Federal Reserve reporting dealer list which are rated one of the two highest ratings for long-term unsecured debt obligations by each Rating Agency or (y) banks rated in the highest categories for long-term unsecured debt obligations by each Rating Agency; and (B) it must be in writing and include the following terms: (a) the securities acceptable for transfer are either (i) direct U.S. government obligations or (ii) obligations of a federal agency that are backed by the full faith and credit of the U.S. government or by FNMA or FHLMC; (b) a term no greater than 60 days for any repurchase transaction; (c) the collateral must be delivered to the Indenture Trustee or a third party custodian acting as agent for the Indenture Trustee by appropriate book entries and confirmation statements, and must have been delivered before or simultaneously with payment (i.e., perfection by possession of certificated securities); and (d) the securities sold thereunder must be valued weekly, marked-to-market at current market price plus accrued interest and the value of the collateral must be equal to at least 104% of the amount of cash transferred by the Indenture Trustee under the repurchase agreement and, if the value of the securities held as collateral declines to an amount below 104% of the cash transferred by the Indenture Trustee plus accrued interest (i.e., a margin call), then additional cash and/or acceptable securities must be transferred to the Indenture Trustee to satisfy such margin call; PROVIDED, HOWEVER, that if the securities used as collateral are obligations of FNMA or FHLMC, then the value of the securities held as collateral must equal at least 105% of the cash transferred by the Indenture Trustee under such repurchase agreement;

            (3) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state, including the Indenture Trustee which have an original term to maturity of not more than 365 days; PROVIDED, HOWEVER, that the debt obligations of such depository institution or trust company at the date of the acquisition thereof have been rated by each Rating Agency in the highest long-term rating categories;

            (4) deposits, including deposits with the Indenture Trustee, which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be;

            (5) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate Affiliates of the Indenture Trustee, which at the date of acquisition is rated by each Rating Agency in its highest short-term rating category and which has an original maturity of not more than 365 days;

            (6) debt obligations rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category which have an original term to maturity of not more than 365 days (or those investments specified in (3) above with depository institutions which have debt obligations rated by each Rating Agency in the highest long-term rating categories);

            (7) money market funds which are rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category including any such money market funds for which the Master Servicer or any affiliate of the Master Servicer acts as investment manager or advisor; provided that any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; or

            (8) any other demand, money market or time deposit obligation, security or investment as may be acceptable to each Rating Agency at the time at which the investment is made;

PROVIDED, HOWEVER, that no instrument described in the foregoing subparagraphs shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and PROVIDED, FURTHER, that no instrument described in the foregoing subparagraphs may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

            Each reference in this definition of "PERMITTED INVESTMENTS" to the Rating Agency shall be construed, in the case of each subparagraph above referring to each Rating Agency, as a reference to each of S&P and DCR.

            PERSON: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, estate, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

            POOL PRINCIPAL BALANCE: With respect to any date of determination, the aggregate Principal Balances of the Home Loans as of the end of the related Due Period; PROVIDED, HOWEVER, that the Pool Principal Balance on any Payment Date on which the Termination Price is to be paid to Noteholders will be deemed to have been equal to zero as of such date.

            PRINCIPAL BALANCE: With respect to any Home Loan or related Foreclosure Property, (i) at the Cut-Off Date, the outstanding unpaid principal balance of the Home Loan as of the Cut-Off Date and (ii) with respect to any date of determination, the outstanding unpaid principal balance of the Home Loan as of the last day of the preceding Due Period (after giving effect to all payments received thereon and the allocation of any Net Loan Losses with respect thereto which relates to such Due Period), without giving effect to amounts received in respect of such Home Loan or related Foreclosure Property after such Due Period; PROVIDED, HOWEVER, that any Liquidated Home Loan shall have a Principal Balance of zero.

            PRINCIPAL PREPAYMENT: With respect to any Home Loan and any Due Period, any principal amount received on a Home Loan in excess of the principal of the Monthly Payment due in such Due Period.

            PRIVATE PLACEMENT MEMORANDUM: The Private Placement Memorandum to be prepared in connection with the Class B-2 Notes.

            PROPERTY: a Mortgaged Property or Manufactured Home.

            PROPERTY STATES: Each state in which any Property securing a Home Loan is located as set forth in the Home Loan Schedule.

            PROSPECTUS: The Depositor's final Prospectus dated April 29, 1999 as supplemented by the Prospectus Supplement dated April 29, 1999.

            PROSPECTUS SUPPLEMENT: The Prospectus Supplement dated April 29, 1999 prepared by the Depositor in connection with the issuance and sale of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B-1 Notes.

            PURCHASE PRICE: With respect to a Defective Home Loan, the Principal Balance thereof as of the date of purchase, plus all accrued and unpaid interest on such Defective Home Loan to and including the date of repurchase computed at the applicable Home Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer or any Subservicer with respect to such Defective Home Loan (after deducting therefrom any amounts received in respect of such repurchased Defective Home Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest for the period from and after the date of repurchase).

            QUALIFIED SUBSTITUTE HOME LOAN: A home loan or home loans substituted for a Deleted Home Loan pursuant to SECTION 2.06 of the Grantor Trust Agreement or SECTION 3.05 hereof, which (i) has or have an interest rate or rates of (a) no lower than the Home Loan Interest Rate for the Deleted Home Loan, and (b) not more than 2.0 percentage points greater than the Home Loan Interest Rate for the Deleted Home Loan, (ii) matures or mature not more than one year than, and not more than one year earlier, than the maturity date of Deleted Home Loan, has a maturity date no later than April 30, 2029 and an original term to maturity of less than or equal to 30 years, (iii) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance or Balances of the Deleted Home Loan or Loans as of such date,
(iv) has a Credit Score not less than the Credit Score of the Deleted Home Loan,
(v) has or have a lien priority equal or superior to that of the Deleted Home Loan or Loans, (vi) has or have a borrower or borrowers with a debt-to-income ratio no higher than the debt-to-income ratio of the Obligor with respect to the Deleted Loan, and (vii) complies or comply as of the date of substitution with each representation and warranty set forth in SECTION 3.04 hereof and is or are not more than 29 days delinquent as of the date of substitution for such Deleted Home Loan or Loans. For purposes of determining whether multiple mortgage loans proposed to be substituted for one or more Deleted Home Loans pursuant to
SECTION 2.06 of the Grantor Trust Agreement or SECTION 3.05 hereof are in fact "Qualified Substitute Home Loans" as provided above, the criteria specified in clauses (i), (ii) and (iii) above may be considered on an aggregate or weighted average basis, rather than on a loan-by-loan basis (i.e., so long as the weighted average Home Loan Interest Rate of any loans proposed to be substituted is not less than the Home Loan Interest Rate for the designated Deleted Home Loan or Loans and not more than two percentage points greater than the Home Loan Interest Rate for the designated Deleted Home Loan or Loans, the requirements of clause (i) above would be deemed satisfied).

            RATING AGENCIES: S&P and DCR. If no such organization or successor is any longer in existence, "RATING AGENCY" shall be a nationally recognized statistical rating organization or other comparable person designated by the Servicer, notice of which designation shall have been given to the Indenture Trustee and the Issuer.

            RATINGS: The ratings initially assigned to the Notes by the Rating Agencies, as evidenced by letters from the Rating Agencies.

            RECORD DATE: With respect to the first Payment Date, the Closing Date. With respect to each other Payment Date, the close of business on the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

            REFERENCE BANK RATE: With respect to any Accrual Period, the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month that are offered by the Reference Banks as of 11:00 a.m., New York City time, on the second LIBOR Business Day prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding Class Principal Balance of the Class A-1 Notes, PROVIDED that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the outstanding Class Principal Balance of the Class A-1 Notes. If no such quotation can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding Accrual Period.

            REFERENCE BANKS: Three money center banks selected by the Indenture Trustee.

            REGULAR PAYMENT AMOUNT: With respect to any Payment Date, the lesser of (a) the Available Payment Amount and (b) the sum of (i) the Noteholders' Interest Payment Amount and (ii) the Regular Principal Payment Amount.

            REGULAR PRINCIPAL PAYMENT AMOUNT: On each Payment Date, an amount equal to the lesser of:

            (A) the aggregate of the Class Principal Balances of the Classes of Notes immediately prior to such Payment Date; and

            (B) the sum of (i) each scheduled payment of principal collected by the Servicer or the Subservicer in the related Due Period, (ii) all Principal Prepayments applied by the Servicer or the Subservicer during such related Due Period, (iii) the principal portion of all Net Liquidation Proceeds, Insurance Proceeds and Released Property Proceeds received during the related Due Period,
(iv) that portion of the Purchase Price of any repurchased Home Loan which represents principal received prior to the related Determination Date, (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account as of the related Determination Date and (vi) on the Payment Date on which the Issuer and the Grantor Trust are to be terminated pursuant to SECTION 11.02 hereof, the Termination Price (net of any accrued and unpaid interest, Trust Fees and Expenses due and unpaid on such date and Servicing Advance Reimbursement Amount),

PROVIDED, HOWEVER, that if such Payment Date is on or after a Stepdown Date, then with respect to the payment of principal to the Noteholders the foregoing amount will be reduced by the Overcollateralization Reduction Amount, if any, for such Payment Date (but not to an amount less than zero).

            RELEASED PROPERTY PROCEEDS: With respect to any Home Loan, proceeds received by the Servicer or the Subservicer in connection with (i) a taking of an entire Property by exercise of the power of eminent domain or condemnation or
(ii) any release of part of the Property from the lien of the related Mortgage or Manufactured Home Contract, as applicable, whether by partial condemnation, sale or otherwise; which proceeds are not released to the Obligor in accordance with applicable law, Accepted Servicing Procedures and this Agreement.

            RESIDUAL INTEREST: The meaning assigned thereto in the Owner Trust Agreement.

            RESIDUAL INTEREST CERTIFICATE: The meaning assigned thereto in the Owner Trust Agreement.

            RESPONSIBLE OFFICER: When used with respect to the Indenture Trustee or Grantor Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or Grantor Trustee, as the case may be, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee or Grantor Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Owner Trust Agreement and this Agreement on behalf of the Issuer. When used with respect to the Depositor, any Transferor, the Servicer, the Master Servicer, the Subservicer or any Custodian, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

            S&P: Standard and Poor's Ratings Services, a division of the McGraw-Hill Companies, or any successor thereto.

            SECURITIES:  The Notes or Residual Interest Certificates.

            SECURITYHOLDER:  Any Noteholder or Certificateholder.

            SENIOR NOTEHOLDERS' INTEREST CARRY-FORWARD AMOUNT: With respect to any Payment Date, the excess, if any, of (A) the Senior Noteholders' Monthly Interest Payment Amount for the preceding Payment Date plus any outstanding Senior Noteholders' Interest Carry-Forward Amount for preceding Payment Dates, over (B) the amount in respect of interest that is actually deposited in the Note Payment Account on such preceding Payment Date.

            SENIOR NOTEHOLDERS' INTEREST PAYMENT AMOUNT: With respect to any Payment Date, the sum of the Senior Noteholders' Monthly Interest Payment Amount for such Payment Date and the Senior Noteholders' Interest Carry-Forward Amount for such Payment Date.

            SENIOR NOTEHOLDERS' MONTHLY INTEREST PAYMENT AMOUNT: With respect to each Payment Date and the Classes of Class A Notes, the interest accrued during the related Accrual Period at the respective Note Interest Rates on the respective Class Principal Balances of such Classes immediately preceding such Payment Date (or, in the case of the first Payment Date, beginning on the Closing Date) after giving effect to all payments of principal to the holders of such Classes of Notes on or prior to such preceding Payment Date.

            SENIOR NOTES:  The Class A Notes.

            SENIOR OPTIMAL PRINCIPAL BALANCE: With respect to any Payment Date prior to the Stepdown Date, zero; with respect to any other Payment Date, an amount equal to the Pool Principal Balance as of the end of the related Due Period minus the greater of (a) the sum of (1) 64.00% of the Pool Principal
Balance as of the end of the related Due Period and (2) the Overcollateralization Target Amount for such Payment Date (without giving effect to the provisos in the definition thereof) and (b) 0.50% of the Original Pool Principal Balance; PROVIDED, HOWEVER, that such amount shall never be less than zero or greater than the sum of the Original Class Principal Balances of the Senior Notes.

            SERIES OR SERIES 1999-1: Empire Funding Home Loan Asset Backed Notes, Series 1999-1.

            SERVICER: ContiMortgage, in its capacity as the servicer hereunder, or any successor appointed as herein provided.

            SERVICER'S FISCAL YEAR: The fiscal year of ContiMortgage, which is April 1st through March 31st of each year, or the fiscal year of any successor Servicer.

            SERVICER'S HOME LOAN FILES: In respect of each Home Loan, all documents customarily included in the Servicer's loan file for the related type of Home Loan as specifically set forth in SECTION 2.05(B) of the Grantor Trust Agreement.

            SERVICER'S MONTHLY REMITTANCE REPORT: A report prepared and computed by the Servicer in substantially the form of Exhibit B attached hereto.

            SERVICER TERMINATION EVENT: The termination of the Servicer pursuant to SECTION 10.01 hereof or the resignation of the Servicer pursuant to SECTION
9.04 hereof.

            SERVICING ADVANCE REIMBURSEMENT AMOUNT: Any Nonrecoverable Servicing Advances and, with respect to any date of determination and with respect to the receipt of proceeds from or the liquidation of a Home Loan for which any Servicing Advances have been made, the amount of any such Servicing Advances that have not been reimbursed as of such date.

            SERVICING ADVANCES: Subject to SECTION 4.01(B) hereof, all reasonable, customary and necessary "out of pocket" costs and expenses advanced or paid by the Servicer or the Subservicer with respect to the Home Loans in accordance with the performance by the Servicer or the Subservicer of its servicing obligations hereunder, including, but not limited to, the costs and expenses for (i) the preservation, restoration and protection of any related Property, including without limitation advances in respect of real estate taxes and assessments, (ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations pursuant to SECTION 4.10 hereof, (iii) the conservation, management and sale or other disposition of a Foreclosure Property pursuant to SECTION 4.11 hereof, (iv) the preservation of the security for a Home Loan if any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien pursuant to SECTION 4.10 hereof, and (v) the satisfaction, cancellation, release or discharge of any Home Loan or any related Mortgage or Manufactured Home Contract in accordance with this Agreement; PROVIDED, HOWEVER, that such Servicing Advances (plus accrued interest thereon from the date of such advance to the date of reimbursement and at the rate equal to the Servicer's cost of funds) are reimbursable to the Servicer or the Subservicer out of the expected late collections, Liquidation Proceeds, Insurance Proceeds or Released Property Proceeds for the related Home Loan, Obligor or Property.

            SERVICING COMPENSATION: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to SECTION 7.03 hereof.

            SERVICING FEE: As to each Home Loan (including any Home Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Servicer on each Payment Date, which shall be the product of the Servicing Fee Rate and the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period, divided by 12. The Servicing Fee includes any servicing fees owed or payable to any Subservicer (other than Empire Funding), which fees shall be paid from the Servicing Fee.

            SERVICING FEE RATE: If Empire Funding is the Subservicer pursuant to
SECTION 4.05, the Servicing Fee Rate shall equal (a) 0.4825% (48.25 basis points) if the Master Servicer Fee Rate is 0.035% (3.5 basis points) or (b) 0.46% (46 basis points) if the Master Servicer Fee Rate is 0.080% (8 basis points). If Empire Funding is not the Subservicer pursuant to SECTION 4.05, the Servicing Fee Rate shall equal (a) 0.965% (96.5 basis points) if the Master Servicer Fee Rate is 0.035% (3.5 basis points) or (b) 0.92% (92 basis points) if the Master Servicer Fee Rate is 0.080% (8 basis points).

            SERVICING OFFICER: Any officer of the Servicer, Master Servicer, or Subservicer involved in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer, the Master Servicer or the Subservicer, respectively, to the Grantor Trustee, the Master Servicer and the Indenture Trustee, on behalf of the Securityholders, as such list may from time to time be amended.

            SIX-MONTH ROLLING DELINQUENCY AVERAGE: With respect to any Payment Date, the average for such Payment Date and the five preceding Payment Dates of the respective ratios, expressed as a percentage, equal to (x) the aggregate Principal Balances of all Home Loans that are 60 days or more Delinquent (excluding any Liquidated Home Loans) as of the end of each of the related Due Periods, divided by (y) the respective Pool Principal Balance as of the end of such Due Period.

            STEPDOWN DATE: The first Payment Date occurring after April 2002, as to which the aggregate of the Class Principal Balances of the Class A Notes after giving effect to payments of principal on such Payment Date will be able to be reduced on such Payment Date (such determination to be made by the Indenture Trustee prior to giving effect to payment of principal on such Payment
Date) to the excess of:

            (I) the Pool Principal Balance as of the end of the related Due Period over

            (II)  the greater of

                  (a)   the sum of

                        (1) 64.00% of the Pool Principal Balance as of the end of the related Due Period and

                        (2) the Overcollateralization Target Amount for such Payment Date (such amount to be calculated (x) without giving effect to the provisos in the definition thereof and (y) pursuant only to clause
                              (II) of the definition thereof); and

                  (b)   0.50% of the Original Pool Principal Balance.

            SUBORDINATE NOTEHOLDERS' INTEREST CARRY-FORWARD AMOUNT: With respect to any Payment Date, the excess, if any, of (A) the Subordinate Noteholders' Monthly Interest Payment Amount for the preceding Payment Date plus any outstanding Subordinate Noteholders' Interest Carry-Forward Amount for preceding Payment Dates, over (B) the amount in respect of interest that is actually deposited in the Note Payment Account on such preceding Payment Date net of the Senior Noteholders' Interest Payment Amount and the Mezzanine Noteholders' Interest Payment Amount for such preceding Payment Date; it being understood that the interest of the Class B-1 Noteholders in the Subordinate Noteholders' Interest Carry-Forward Amount is senior to that of the Class B-2 Noteholders.

            SUBORDINATE NOTEHOLDERS' INTEREST PAYMENT AMOUNT: With respect to any Payment Date, the sum of the Subordinate Noteholders' Monthly Interest Payment Amount for such Payment Date and the Subordinate Noteholders' Interest Carry-Forward Amount for such Payment Date.

            SUBORDINATE NOTEHOLDERS' MONTHLY INTEREST PAYMENT AMOUNT: With respect to each Payment Date and the Classes of Subordinate Notes, the interest accrued during the related Accrual Period at the respective Note Interest Rates on the respective Class Principal Balances of such Classes immediately preceding such Payment Date (or, in the case of the first Payment Date, on the Closing
Date) after giving effect to all payments of principal to the holders of such Classes of Notes on or prior to such preceding Payment Date, and in the case of the Class B-2 Notes, subject to reduction pursuant to SECTION 5.04(B).

            SUBORDINATE NOTES:  The Class B-1 Notes and Class B-2 Notes.

            SUBSERVICER: Initially, Empire Funding. If Empire Funding shall no longer be the Subservicer pursuant to SECTION 4.05, any Person with which the Servicer has entered into a Subservicing Agreement and which is an Eligible Servicer and satisfies any requirements set forth in SECTION 4.06(A) hereof in respect of the qualifications of a Subservicer.

            SUBSERVICING ACCOUNT: An account established by a Subservicer pursuant to a Subservicing Agreement, which account must be an Eligible Account.

            SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer (other than Empire Subservicer) relating to subservicing and/or administration of any or all Home Loans as provided in SECTION 4.06(A) hereof, copies of which shall be made available, along with any modifications thereto, to the Issuer, the Grantor Trustee, the Master Servicer and the Indenture Trustee.

            SUBSTITUTE  COLLATERAL:  Any  Substitute  Collateral  as  defined in
SECTION 4.10(C) hereof.

            SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to SECTIONS 2.06 of the Grantor Trust Agreement or SECTION 3.05 hereof, the amount, if any, by which (a) the sum of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Home Loans as of the date of substitution, plus any accrued and unpaid interest thereon to the date of substitution, is less than (b) the sum of the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Home Loans.

            SUPERIOR LIEN: With respect to any Home Loan which is secured by a lien other than a first priority lien, the mortgage loan(s) having a superior priority lien on the related Mortgaged Property.

            TERMINATION PRICE: As of any date of determination, an amount without duplication equal to the greater of (A) the Note Redemption Amount and
(B) the sum of (i) the Principal Balance of each Home Loan included in the Grantor Trust as of the applicable Monthly Cut-Off Date; (ii) all unpaid interest accrued on the Principal Balance of each such Home Loan at the related Home Loan Interest Rate to such Monthly Cut-Off Date; and (iii) the aggregate fair market value of each Foreclosure Property included in the Grantor Trust on such Monthly Cut-Off Date, as determined by an Independent appraiser acceptable to the Indenture Trustee as of a date not more than 30 days prior to such Monthly Cut-Off Date.

            TRANSACTION DOCUMENTS: The Custodial Agreement, the Home Loan Purchase Agreements, the Indenture, this Agreement, the Grantor Trust Agreement, the Owner Trust Agreement, the Administration Agreement and the Indemnification and Contribution Agreements.

            TRANSFEROR:  Each of Empire Funding, ContiMortgage and ULG.

            TREASURY REGULATIONS:  Regulations,  including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

            TRUST:  The Issuer.

            TRUST  ACCOUNT  PROPERTY:   The  Trust  Accounts,  all  amounts  and
investments held from time to time in the Trust Accounts and all proceeds of the foregoing.

            TRUST   ACCOUNTS:   The  Note  Payment   Account,   the  Certificate
Distribution Account, the Collection Account and any escrow or reserve account established pursuant to SECTIONS 4.05 (K) OR 10.01(B) hereof.

            TRUST FEES AND EXPENSES: As of each Payment Date, an amount equal to the Master Servicer Compensation (which includes the Master Servicer Fee), the Servicing Compensation (which includes the Servicing Fee), the Empire Subservicing Compensation (which includes the Empire Subservicing Fee), the Indenture Trustee Fee, the Grantor Trustee Fee, the Owner Trustee Fee and the Custodian Fee, if any.

            UCC: The Uniform Commercial Code as in effect in the State of New York.

            ULG: California Lending Group, Inc., d/b/a United Lending Group, a California corporation.

            ULG HOME LOAN PURCHASE AGREEMENT: The Home Loan Purchase Agreement, dated as of April 1, 1999, between ULG, the Depositor and the Guarantor.

            ULG INDEMNIFICATION AND CONTRIBUTION AGREEMENT: The Indemnification and Contribution Agreement, dated as of April 29, 1999, among the Depositor, PaineWebber Incorporated, Bear, Stearns & Co. Inc., ULG and the Guarantor.

            UNDERWRITERS: PaineWebber Incorporated and Bear, Stearns & Co. Inc.

            Section 1.02 OTHER DEFINITIONAL PROVISIONS. (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Owner Trust Agreement.

            (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

            (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

            (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

            (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                   ARTICLE II

                  CONVEYANCE OF THE GRANTOR TRUST CERTIFICATE

            Section 2.01 CONVEYANCE OF THE GRANTOR TRUST CERTIFICATE. (a) As of the Closing Date, in consideration of the Issuer's delivery of the Notes and the Residual Interest Certificates to the Depositor or its designee, upon the order of the Depositor, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Owner Trust Estate. The foregoing sale, transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Issuer of any obligation of the Depositor, any Transferor or any other person in connection with the Owner Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

            (b) As of the Closing Date, the Issuer acknowledges the conveyance to it of the Owner Trust Estate, including all right, title and interest of the Depositor in and to the Owner Trust Estate, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery and in exchange therefor, the Issuer has pledged the Owner Trust Estate to the Indenture Trustee for the benefit of the Noteholders, and the Indenture Trustee, pursuant to the written instructions of the Issuer, has executed and caused the Notes to be authenticated and delivered to the Depositor or its designee, upon the order of the Issuer. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused the Residual Interest Certificates to be authenticated and delivered to the Depositor or its designee, upon the order of the Depositor.

            Section 2.02 OWNERSHIP AND POSSESSION OF GRANTOR TRUST CERTIFICATE. Upon the issuance of the Notes, the ownership of the Grantor Trust Certificate shall be vested in the Indenture Trustee for the benefit of the Securityholders.

            Section 2.03 BOOKS AND RECORDS; PRINCIPAL PLACE OF BUSINESS. The sale of the Grantor Trust Certificate shall be reflected on the balance sheets and other financial statements of the Depositor, as a sale of assets by the Depositor under GAAP.

            It is the intention of the parties hereto that the transfers and assignments contemplated by this Agreement shall constitute a sale of the Grantor Trust Certificate and the other property specified in SECTION 2.01(A) hereof from the Depositor to the Issuer and such property shall not be property of the Depositor. If the assignment and transfer of the Grantor Trust Certificate and the other property specified in SECTION 2.01(A) hereof to the Owner Trustee pursuant to this Agreement or the conveyance of the Grantor Trust Certificate or any of such other property to the Owner Trustee is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Owner Trustee a first priority security interest in the entire right, title and interest of the Depositor in and to the Grantor Trust Certificate and all other property conveyed to the Owner Trustee pursuant to SECTION 2.01 hereof and all proceeds thereof and (ii) this Agreement shall constitute a security agreement under applicable law. Within ten (10) days of the Closing Date, the Depositor shall cause to be filed UCC-1 financing statements naming the Owner Trustee as "secured parties" and describing the Grantor Trust Certificate being sold by the Depositor to the Issuer with the office of the Secretary of State of the state in which the Depositor is located.

            Section 2.04 DELIVERY OF GRANTOR TRUST CERTIFICATE; FURTHER ASSURANCES. (a) The Depositor shall, on the Closing Date, upon the order of the Issuer, deliver or cause to be delivered, the Grantor Trust Certificate registered in the name of U.S. Bank National Association, as Indenture Trustee, to the Indenture Trustee for the benefit of the Noteholders.

            (b) The Depositor shall execute and deliver all such other instruments, documents and certificates and take all such other actions deemed necessary by the Owner Trustee in connection with, or in furtherance of, the transactions contemplated hereby.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            Section 3.01 REPRESENTATIONS AND WARRANTIES OF THE Depositor. The Depositor hereby represents and warrants to each Transferor, the Master Servicer, the Servicer, Empire Subservicer, the Grantor Trustee, the Indenture Trustee, the Owner Trustee and the Noteholders that as of the Closing Date:

            (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under this Agreement and to create the Owner Trust pursuant to the Owner Trust Agreement;

            (b) The execution and delivery of this Agreement by the Depositor and its performance of and compliance with the terms of this Agreement will not violate the Depositor's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

            (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Owner Trustee, the Indenture Trustee, the Grantor Trustee, each Transferor, the Master Servicer, the Servicer, the Empire Subservicer and the Guarantor constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (d) The Depositor is not in violation of, and the execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder;

            (e) There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into this Agreement or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or (C) if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or the Notes;

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the Notes, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

            (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof;

            (h) The Depositor did not sell (i) the Home Loans to the Grantor Trustee or (ii) the Grantor Trust Certificate to the Issuer, with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the sale of the Home Loans to the Grantor Trustee and the sale of the Grantor Trust Certificate to the Issuer;

            (i) As of the Closing Date, the Depositor had good title to, and was the sole beneficial owner of, the Grantor Trust Certificate and had good and marketable title thereto, free and clear of any lien or options in favor of, or claims of, any other Person, other than any such lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have delivered to the Issuer good title to, and the Issuer will be the sole beneficial owner of, the Grantor Trust Certificate free and clear of any lien or options in favor of, or claims of, any other Person;

            (j) The Grantor Trust Certificate has been validly issued, and is fully paid and non-assessable and not subject to preemptive rights, and the Grantor Trust Certificate has been offered, issued and sold in compliance with all applicable laws and (A) there are no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance, in connection with the Grantor Trust Certificate; (B) there are no agreements on the part of the Depositor to issue, sell or distribute the Grantor Trust Certificate; and (C) the Depositor has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Grantor Trust Certificate;

            (k) The Depositor acquired title to the Grantor Trust Certificate in good faith, without notice of any adverse claim;

            (l) No Officers' Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading; and

            (m) The Depositor is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

            Section 3.02 REPRESENTATIONS AND WARRANTIES OF EACH TRANSFEROR. Each Transferor (unless otherwise indicated) hereby represents and warrants to the Servicer, the Master Servicer, Empire Subservicer, the Indenture Trustee, the Owner Trustee, the Grantor Trustee, the Noteholders, the other Transferors and the Depositor that as of the Closing Date (except as otherwise specifically provided herein):

            (a) Such Transferor is a corporation licensed as a mortgage lender duly organized, validly existing and in good standing under the laws of its state of incorporation and has and had at all relevant times, full corporate power to originate or purchase the Home Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under the Transaction Documents to which it is a party;

            (b) The execution and delivery of the Transaction Documents to which such Transferor is a party and its performance of and compliance with the terms of such Transaction Documents will not violate such Transferor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which such Transferor is a party or which may be applicable to such Transferor or any of its assets;

            (c) Such Transferor has the full power and authority to enter into and consummate all transactions contemplated by the Transaction Documents to which it is a party to be consummated by it, has duly authorized the execution, delivery and performance of the Transaction Documents to which it is a party and has duly executed and delivered such Transaction Documents. Such Transaction Documents, assuming due authorization, execution and delivery by the other parties thereto, constitute valid, legal and binding obligations of such Transferor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (d) Such Transferor is not in violation of, and the execution and delivery by such Transferor of the Transaction Documents to which it is a party and its performance and compliance with the terms thereof will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of such Transferor or its properties or materially and adversely affect the performance of its duties hereunder;

            (e) There are no actions or proceedings against, or investigations of, such Transferor currently pending with regard to which such Transferor has received service of process and no action or proceeding against, or investigation of, such Transferor is, to the knowledge of such Transferor, threatened or otherwise pending, before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into the Transaction Documents to which it is a party or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Transaction Documents to which it is a party or (C) if determined adversely, would prohibit or materially and adversely affect the sale of the Home Loans to the Depositor, the performance by such Transferor of its obligations under, or the validity or enforceability of, the Transaction Documents to which it is a party or the Notes;

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by such Transferor of, or compliance by such Transferor with, the Transaction Documents to which it is a party, (2) the issuance of the Notes, (3) the sale of the Home Loans under the applicable Home Loan Purchase Agreement or
(4) the consummation of the transactions required of it by the Transaction Documents to which it is a party, except such as shall have been obtained before the Closing Date;

            (g) Such Transferor acquired title to the Home Loans in good faith, without notice of any adverse claim;

            (h) The collection practices used by such Transferor with respect to the Home Loans have been, in all material respects, legal, proper, prudent and customary in the servicing of loans of the same type as the Home Loans;

            (i) No Officer's Certificate, statement, report or other document prepared by such Transferor and furnished or to be furnished by it pursuant to the Transaction Documents to which it is a party or in connection with the transactions contemplated hereby or thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

            (j) Such Transferor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of the Transaction Documents to which it is a party or by the performance of its obligations thereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against such Transferor prior to the date hereof;

            (k) Empire Funding hereby represents and warrants that the Prospectus Supplement does not contain an untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that Empire Funding makes no statement with respect to (i) the statements set forth in the final two paragraphs of the cover of the Prospectus Supplement; (ii) statements set forth under the following captions: (A) "SUMMARY--Tax Status," "--ERISA Considerations," and "--Legal Investments," (B) FEDERAL INCOME TAX CONSEQUENCES," (C) ERISA CONSIDERATIONS,"
(D) "LEGAL INVESTMENT MATTERS," (E) "UNDERWRITING" (except for the last paragraph thereunder), (F) "LEGAL MATTERS", and (G) "THE MASTER SERVICER"; and
(iii) Conti Financial Information (as defined in the ContiMortgage Indemnification and Contribution Agreement);

            (l) ULG hereby represents and warrants that the ULG Information (as that term is defined in the ULG Indemnification and Contribution Agreement) contained in the Prospectus Supplement does not contain an untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (m) ContiMortgage hereby represents and warrants that the ContiMortgage Information (as that term is defined in the ContiMortgage Indemnification and Contribution Agreement) contained in the Prospectus Supplement does not contain an untrue statement of a material fact and does not omit to state a material act necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (n) Such Transferor has transferred the Home Loans without any intent to hinder, delay or defraud any of its creditors;

            (o) Empire Funding hereby represents and warrants that the Private Placement Memorandum does not contain an untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that Empire Funding makes no statement with respect to (i) the statements set forth in the first sentence of the second paragraph immediately preceding the final paragraph of the cover of the Private Placement Memorandum and (ii) the statements under the following captions: "DESCRIPTION OF THE OFFERED NOTES," "FEDERAL INCOME TAX CONSEQUENCES," "ERISA CONSIDERATIONS," "LEGAL INVESTMENT CONSIDERATIONS" and "PLAN OF OFFERING";

            (p) ULG hereby represents and warrants that the ULG Information (as that term is defined in the ULG Indemnification and Contribution Agreement) contained in the Private Placement Memorandum does not contain an untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (q) ContiMortgage hereby represents and warrants that the ContiMortgage Information (as that term is defined in the ContiMortgage Indemnification and Contribution Agreement) contained in the Private Placement Memorandum does not contain an untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (r) Such Transferor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of such Transferor or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (s) Such Transferor received fair consideration and reasonably equivalent value in exchange for the sale of its Home Loans to the Depositor and will treat such sale of such Home Loans as a sale for accounting purposes;

            (t) The sale of each Home Loan by such Transferor shall be reflected on the balance sheet and other financial statements of such Transferor, as a sale of assets by such Transferor, under GAAP;

            (u) Such Transferor shall not solicit any refinancing of any of the Home Loans; PROVIDED, HOWEVER, that this covenant shall not prevent or restrict either (1) such Transferor from making general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Home Loan Schedule or (2) any refinancing in connection with an Obligor's unsolicited request for refinancing; and

            (v) Such Transferor shall not sell, transfer, assign or otherwise dispose of a customer or similar list comprised of the names of the Obligors under the Home Loans to any third party.

            It is understood and agreed that the representations and warranties set forth in this SECTION 3.02 shall survive delivery of the respective Grantor Trustee's Home Loan Files to the Custodian (as the agent of the Grantor Trustee) and shall inure to the benefit of the Securityholders, the Depositor, the Master Servicer, the Servicer, Empire Subservicer, the Indenture Trustee, the Owner Trustee, the Grantor Trustee, the Grantor Trust and the Owner Trust. Upon discovery by any of the Transferors, the Depositor, the Master Servicer, the Servicer, Empire Subservicer, the Indenture Trustee, the Grantor Trustee or the Owner Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Home Loan or the interests of the Grantor Trust Holder therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of each Transferor set forth in SECTION 3.05 hereof shall constitute the sole remedies available hereunder to the Securityholders, the Depositor, Empire Subservicer, the Master Servicer, the Servicer, the Indenture Trustee, the Grantor Trustee or the Owner Trustee respecting a breach of the representations and warranties contained in this SECTION 3.02.

            Section 3.03 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER. The Servicer hereby represents and warrants to and covenants with the Owner Trustee, the Indenture Trustee, the Grantor Trustee, the Noteholders, the Depositor, Empire Subservicer, the Master Servicer and each Transferor that as of the Closing Date or as of such date specifically provided herein:

            (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is or will be in compliance with the laws of each state in which any Property is located to the extent necessary to perform its duties as Servicer hereunder and to ensure the enforceability of each Home Loan in accordance with the terms of this Agreement;

            (b) The execution and delivery of this Agreement by the Servicer and its performance of and compliance with the terms of this Agreement will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

            (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Indenture Trustee, the Owner Trustee, the Grantor Trustee, the Master Servicer, the Depositor, the Empire Subservicer and the Guarantor constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (d) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties hereunder;

            (e) There are no actions or proceedings against, or investigations of, the Servicer currently pending with regard to which the Servicer has received service of process and no action or proceeding against, or investigation of, the Servicer is to the knowledge of the Servicer, threatened or otherwise pending, before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into this Agreement or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or (C) if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Notes;

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the Notes, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

            (g) The Servicer is duly licensed where required as a "Licensee" or is otherwise authorized or qualified in each state in which it transacts business and is not in default of such state's applicable licensing, authorization or qualification laws, rules and regulations, except where the failure to be so authorized or qualified or such default would not have a material adverse effect on the ability of the Servicer to conduct its business or perform its obligations hereunder;

            (h) The Servicer is an Eligible Servicer and services mortgage loans in accordance with Accepted Servicing Procedures;

            (i) No Officer's Certificate, statement, report or other document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

            (j) The Servicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to this Agreement;

            (k) With respect to any Mortgage or Manufactured Home Contract that evidences a first lien on the related Property, the Servicer will cause to be performed any and all acts required to be performed by the Servicer to preserve the rights and remedies of the Grantor Trustee, the Owner Trustee and the Indenture Trustee in any Insurance Policies applicable to the Home Loans including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Grantor Trustee, the Owner Trustee and the Indenture Trustee;

            (l) The Servicer shall comply with, and shall service, or cause to be serviced, each Home Loan, in accordance with the Accepted Servicing Procedures;

            (m) The Servicer agrees that, so long as it shall continue to serve in the capacity contemplated under the terms of this Agreement, it shall remain in good standing under the laws governing its creation and existence and authorized or qualified to transact business under the laws of each state in which it is necessary to perform its obligations under this Agreement or in which the nature of its business requires such authorization or qualification; it shall maintain all licenses, permits and other approvals required by any law or regulations as may be necessary to perform its obligations under this Agreement and to retain all rights to service the Loans; and it shall not dissolve or otherwise dispose of all or substantially all of its assets;

            (n) The Servicer shall not solicit any refinancing of any of the Home Loans; PROVIDED, HOWEVER, that this covenant shall not prevent or restrict either (1) the Servicer from making general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Home Loan Schedule or (2) any refinancing in connection with an Obligor's unsolicited request for refinancing; and

            (o) The Servicer shall not sell, transfer, assign or otherwise dispose of a customer or similar list comprised of the names of the Obligors under the Home Loans to any third party.

            It is understood and agreed that the representations, warranties and covenants set forth in this SECTION 3.03 shall survive delivery of the respective Grantor Trustee's Home Loan Files to the Indenture Trustee and shall inure to the benefit of the Depositor, the Noteholders, the Owner Trustee, the Grantor Trustee, Empire Subservicer, the Master Servicer, and the Indenture Trustee. Upon discovery by any of the Transferors, the Depositor, the Master Servicer, Empire Subservicer, the Indenture Trustee, the Grantor Trustee or the Owner Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Home Loan or the interests of such Person therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.

            Section 3.03A REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER. The Master Servicer hereby represents and warrants to the Servicer, Empire Subservicer, the Indenture Trustee, the Owner Trustee, the Grantor Trustee, the Noteholders and the Depositor that as of the Closing Date (except as otherwise specifically provided herein):

            (a) The Master Servicer is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America and has, and had at all relevant times, full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement.

            (b) The execution and delivery of this Agreement by the Master Servicer and its performance of and compliance with the terms of this Agreement will not violate the Master Servicer's articles of association or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets.

            (c) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Owner Trustee, the Indenture Trustee, the Grantor Trustee, the Servicer, each Transferor, the Depositor, the Empire Subservicer and the Guarantor constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (d) The Master Servicer is not in violation of, and the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Master Servicer or its properties or materially and adversely affect the performance of its duties hereunder.

            (e) There are no actions or proceedings against, or investigations of, the Master Servicer currently pending with regard to which the Master Servicer has received service of process and no action or proceeding against, or investigation of, the Master Servicer is, to the knowledge of the Master Servicer, threatened or otherwise pending, before any court, administrative agency or other tribunal that (i) if determined adversely, would prohibit its entering into this Agreement or render the Notes invalid, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or (iii) if determined adversely, would prohibit or materially and adversely affect the sale of the Home Loans to the Depositor, the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Notes.

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (i) the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the Notes, or (ii) the consummation of the transactions required of it by this Agreement, except such as shall have been obtained before the Closing Date.

            (g) No Officer's Certificate, statement, report or other document prepared by the Master Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

            (h) The statements set forth in the section of Prospectus Supplement under the caption "THE MASTER SERVICER" do not contain an untrue statement of a material fact and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (i) The Master Servicer shall not solicit any refinancing of any of the Home Loans; PROVIDED, HOWEVER, that this covenant shall not prevent or restrict either (1) the Master Servicer from making general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Home Loan Schedule or (2) any refinancing in connection with an Obligor's unsolicited request for refinancing.

            (j) The Master Servicer shall not sell, transfer, assign or otherwise dispose of a customer or similar list comprised of the names of the Obligors under the Home Loans to any third party.

            It is understood and agreed that the representations, warranties and covenants set forth in this SECTION 3.03A shall survive the execution and delivery of the Agreement by the Master Servicer and shall inure to the benefit of the Depositor, the Noteholders, the Owner Trustee, the Grantor Trustee, the Servicer, Empire Subservicer, each Transferor and the Indenture Trustee. Upon discovery by any of the Depositor, the Servicer, Empire Subservicer, any Transferor, the Master Servicer, the Indenture Trustee, the Grantor Trustee or the Owner Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Home Loan or the interests of such Person therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.

            Section 3.03B REPRESENTATIONS, WARRANTIES AND COVENANTS OF EMPIRE SUBSERVICER. Empire Subservicer hereby represents and warrants to and covenants with the Owner Trustee, the Indenture Trustee, the Grantor Trustee, the Noteholders, the Depositor, the Master Servicer, the Servicer and each Transferor that as of the Closing Date or as of such date specifically provided herein:

            (a) Empire Subservicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and is or will be in compliance with the laws of each state in which any Property is located to the extent necessary to perform its duties as Empire Subservicer hereunder and to ensure the enforceability of each Home Loan in accordance with the terms of this Agreement;

            (b) The execution and delivery of this Agreement by Empire Subservicer and its performance of and compliance with the terms of this Agreement will not violate Empire Subservicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which Empire Subservicer is a party or which may be applicable to Empire Subservicer or any of its assets;

            (c) Empire Subservicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Indenture Trustee, the Owner Trustee, the Grantor Trustee, the Master Servicer, the Depositor, the Servicer and the Guarantor constitutes a valid, legal and binding obligation of Empire Subservicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (d) Empire Subservicer is not in violation of, and the execution and delivery of this Agreement by Empire Subservicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of Empire Subservicer or materially and adversely affect the performance of its duties hereunder;

            (e) There are no actions or proceedings against, or investigations of, Empire Subservicer currently pending with regard to which Empire Subservicer has received service of process and no action or proceeding against, or investigation of, Empire Subservicer is to the knowledge of Empire Subservicer, threatened or otherwise pending, before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into this Agreement or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or (C) if determined adversely, would prohibit or materially and adversely affect the performance by Empire Subservicer of its obligations under, or the validity or enforceability of, this Agreement or the Notes;

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Empire Subservicer of, or compliance by Empire Subservicer with, this Agreement or the Notes, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

            (g) Empire Subservicer is duly licensed where required as a "Licensee" or is otherwise authorized or qualified in each state in which it transacts business and is not in default of such state's applicable licensing, authorization or qualification laws, rules and regulations, except where the failure to be so authorized or qualified or such default would not have a material adverse effect on the ability of the Servicer to conduct its business or perform its obligations hereunder;

            (h) Empire Subservicer is an Eligible Servicer and services mortgage loans in accordance with Accepted Servicing Procedures;

            (i) No Officer's Certificate, statement, report or other document prepared by Empire Subservicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

            (j) Empire Subservicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to this Agreement;

            (k) With respect to any Mortgage or Manufactured Home Contract that evidences a first lien on the related Property, Empire Subservicer will cause to be performed any and all acts required to be performed by the Servicer to preserve the rights and remedies of the Grantor Trustee, the Owner Trustee and the Indenture Trustee in any Insurance Policies applicable to the Home Loans including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Grantor Trustee, the Owner Trustee and the Indenture Trustee;

            (l) Empire Subservicer shall comply with, and shall service, or cause to be serviced, each Home Loan, in accordance with the Accepted Servicing Procedures;

            (m) Empire Subservicer agrees that, so long as it shall continue to serve in the capacity contemplated under the terms of this Agreement, it shall remain in good standing under the laws governing its creation and existence and authorized or qualified to transact business under the laws of each state in which it is necessary to perform its obligations under this Agreement or in which the nature of its business requires such authorization or qualification; it shall maintain all licenses, permits and other approvals required by any law or regulations as may be necessary to perform its obligations under this Agreement and to retain all rights to service the Loans; and it shall not dissolve or otherwise dispose of all or substantially all of its assets;

            (n) Empire Subservicer shall not solicit any refinancing of any of the Home Loans; provided, however, that this covenant shall not prevent or restrict either (1) Empire Subservicer from making general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Home Loan Schedule or (2) any refinancing in connection with an Obligor's unsolicited request for refinancing; and

            (o) Empire Subservicer shall not sell, transfer, assign or otherwise dispose of a customer or similar list comprised of the names of the Obligors under the Home Loans to any third party.

            It is understood and agreed that the representations, warranties and covenants set forth in this SECTION 3.03B shall survive delivery of the respective Grantor Trustee's Home Loan Files to the Indenture Trustee and shall inure to the benefit of the Depositor, the Noteholders, the Owner Trustee, the Grantor Trustee, the Master Servicer, the Servicer and the Indenture Trustee. Upon discovery by any of the Transferors, the Depositor, the Master Servicer, the Servicer, Empire Subservicer, the Indenture Trustee, the Grantor Trustee or the Owner Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Home Loan or the interests of such Person therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.

            Section 3.04 REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL HOME LOANS. As of the Closing Date, except as otherwise expressly stated, each Transferor hereby represents and warrants to each other Transferor, the Depositor, the Issuer, the Servicer, Empire Subservicer, the Indenture Trustee, the Grantor Trustee, the Owner Trustee, the Master Servicer and the Noteholders, with respect to each Home Loan for which it is designated as the Transferor on the Home Loan Schedule:

            (a) LOAN INFORMATION. The information pertaining to each Home Loan set forth in the Home Loan Schedule was true and correct in all material respects as of the Cut-Off Date.

            (b) PAYMENTS CURRENT; NO TRANSFEROR ADVANCES OR Payments. As of the applicable Cut-Off Date, except for the Home Loans set forth on Exhibit D (such delinquent Home Loans, the "INITIAL DELINQUENT LOANS") attached hereto, none of the Home Loans was 30 or more days past due (without giving effect to any grace period); such Transferor has not advanced funds, induced, solicited or knowingly received any advance of funds from a party other than the Obligor, directly or indirectly, for the payment of any amount required by any Home Loan and there is no obligation on the part of such Transferor or any other party other than the Obligor to make payments with respect to the Home Loan and the Obligor is not entitled to any refund of any amounts paid or due to the lender pursuant to the Debt Instrument or any related Mortgage or Manufactured Home Contract.

            (c) NO WAIVER OR MODIFICATION. The terms of the Debt Instrument and any related Mortgage or Manufactured Home Contract contain the entire agreement of the parties thereto and have not been impaired, waived, altered or modified in any respect, EXCEPT (i) with respect to the delinquency of an Initial Delinquent Loan; (ii) by written instruments reflected in the related Grantor Trustee's Home Loan File and recorded, if necessary, to maintain the lien priority of the any related Mortgage or Manufactured Home Contract; or (iii) in connection with an assumption agreement which assumption agreement is part of the related Grantor Trustee's Home Loan File and the payment terms of which are reflected in the related Home Loan Schedule, and to the extent required by the applicable title insurance policy for any Mortgaged Property secured by a first lien Mortgage at origination, the substance of any waiver, alteration or modification has been approved by the applicable title insurer and its terms are reflected in the related Home Loan Schedule. No Obligor has been released, in whole or in part from the Debt Instrument and any related Mortgage or Manufactured Home Contract.

            (d) NO DEFENSES. The Debt Instrument and any related Mortgage or Manufactured Home Contract are not subject to any set-off, claims, counterclaim or defense, including the defense of usury or of fraud in the inducement, and will not be so subject in the future with respect to any goods and services provided under the Debt Instrument; and neither the operation of any of the terms of the Debt Instrument and any related Mortgage or Manufactured Home Contract, nor the exercise of any right thereunder, will render such Debt Instrument or any such Mortgage or Manufactured Home Contract unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (e) COMPLIANCE WITH LAWS. Any and all requirements of any federal, state or local law applicable to the Home Loan (including, without limitation, any usury, truth-in-lending, real estate settlement procedures, consumer protection, equal credit opportunity, environmental and any other law applicable to the origination, servicing and collection practices with respect thereto) have been complied with. With respect to each Home Loan that is a "mortgage" as such term is defined in 15 U.S.C. 1602(aa) (the "RIEGLE ACT"), no Obligor has or will have a claim or defense under the Riegle Act with respect to such Home Loan. No fraud or misrepresentation was committed by any Person in connection with the origination and servicing of such Home Loan.

            (f) NO SATISFACTION OR RELEASE OF LIEN. No Debt Instrument or any related Mortgage or Manufactured Home Contract has been satisfied, canceled, rescinded or subordinated, in whole or part; and the applicable Transferor, except as otherwise permitted by clause (c) of this SECTION 3.04, has not waived the performance by the Obligor of any action, if the Obligor's failure to perform such action would cause the Debt Instrument or Home Loan to be in default; and, any related Property has not been released from the lien of any related Mortgage or Manufactured Home Contract, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, subordination, release, cancellation or rescission.

            (g) VALID LIEN. Any related Mortgage is a valid, subsisting and enforceable lien on any related Mortgaged Property, including the land and all buildings on any such Mortgaged Property. Any related Manufactured Home Contract creates a valid, subsisting and enforceable lien on any related Manufactured Home.

            (h) VALIDITY AND ENFORCEABILITY OF LOAN DOCUMENTS. The Debt Instrument and any related Mortgage or Manufactured Home Contract (i) are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity and
(ii) contain customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against any related Mortgaged Property of the benefits of the security provided thereby, including,
(A) in the case of any related Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. There are no proceedings pending, or to the applicable Transferor's knowledge, threatened, wherein the Obligor or any governmental agency has alleged that any Home Loan is illegal or unenforceable.

            (i) CAPACITY OF PARTIES. To the best of such Transferor's knowledge, all parties to the Debt Instrument and any related Mortgage or Manufactured Home Contract had legal capacity at the time to enter into the Home Loan and to execute and deliver the Debt Instrument and any related Mortgage or Manufactured Home Contract, and the Debt Instrument and any related Mortgage or Manufactured Home Contract have been duly and properly executed by such parties.

            (j) FULL DISBURSEMENT OF PROCEEDS. As of the applicable Cut-Off Date, the proceeds of the Home Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements applicable to the disbursement of proceeds set forth in the Home Loan documents have been complied with; the Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage or Manufactured Home Contract.

            (k) OWNERSHIP BY TRANSFEROR. Immediately prior to the sale, transfer and assignment to the Depositor, such Transferor will have good and indefeasible legal title to the Home Loan, the related Debt Instrument and any related Mortgage or Manufactured Home Contract and the full right to transfer such Home Loan, the related Debt Instrument and any related Mortgage or Manufactured Home Contract, and such Transferor will have been the sole owner thereof, subject to no liens, pledges, charges, mortgages, encumbrances or rights of others, except for such liens as will be released simultaneously with the transfer and assignment of the Home Loans to the Depositor (and the Grantor Trustee's Home Loan File will contain no evidence inconsistent with the foregoing); and immediately upon the sale, transfer and assignment contemplated by the Home Loan Purchase Agreement, the Depositor will hold good and indefeasible legal title to, and be the sole owner of each Home Loan, the related Debt Instrument and any related Mortgage or Manufactured Home Contract, free of all liens, pledges, charges, mortgages, encumbrances or rights of others.

            (l) NO DEFAULTS. Except for the Initial Delinquent Loans, there is no default, breach, violation or event of acceleration known to such Transferor under the Home Loan, the related Debt Instrument and any related Mortgage or Manufactured Home Contract and there is no event known to such Transferor which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder and neither the applicable Transferor nor its predecessors have waived any such default, breach, violation or event of acceleration.

            (m) INTEREST, TERM AND AMORTIZATION. Each Home Loan is a fixed rate loan; the Debt Instrument shall mature within not more than 30 years from the date of origination of the Home Loan; the Debt Instrument is payable in substantially equal Monthly Payments, with interest payable in arrears, and (except as set forth on Exhibit D hereto) requires a Monthly Payment which is sufficient to fully amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate; interest on each Home Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months, and the Debt Instrument does not provide for any extension of the original term.

            (n) SECURITY. The related Debt Instrument is not and has not been secured by any collateral except, the lien of any related Mortgage or Manufactured Home Contract.

            (o) DEED OF TRUST. If any related Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in any such Mortgage, or a valid substitution of trustee has been recorded, and no extraordinary fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the Obligor.

            (p) VALUE AND MARKETABILITY. Such Transferor has no knowledge of any circumstances or conditions not reflected in the representations set forth herein, or in the Home Loan Schedule, or in the related Grantor Trustee's Home Loan File with respect to any related Mortgage or Manufactured Home Contract, related Property or the Obligor which could reasonably be expected to materially and adversely affect the value of any such Property or the marketability of the Home Loan or cause the Home Loan to become delinquent or otherwise be in default.

            (q) LOAN DOCUMENTS AND DELIVERY OF LOAN FILE. There exists a Home Loan File relating to each Home Loan and such Home Loan File contains all of the original or certified documentation listed in SECTION 2.04 hereof for such Home Loan. Each Grantor Trustee's Home Loan File has been delivered to the applicable Custodian and each Servicer's Home Loan File is being held in trust by the Servicer for the benefit of, and as agent for, the Grantor Trust Holder and the Grantor Trustee as their respective interest appear herein. Each document included in the Home Loan File, which is required to be executed by the Obligor, has been executed by the Obligor in the appropriate places. With respect to each Home Loan, any related Assignment of Mortgage to the Grantor Trustee is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the related Mortgaged Property is located. All blanks on any form required to be completed have been so completed.

            (r) MORTGAGED PROPERTY. Any related Mortgaged Property is improved by a residential dwelling and not a manufactured home or mobile home or the land on which a manufactured home or mobile home has been placed, unless such manufactured home or mobile home is treated as real estate under applicable law. In the aggregate, no more than 1.0% of the Home Loans secured by Mortgaged Properties (as calculated on the basis of the Original Pool Principal Balance) are secured by manufactured homes or mobile homes.

            (s)  UNDERWRITING  AND  ORIGINATION.  Each Home Loan  (other  than a
Manufactured Home Loan) was (i) underwritten or re-underwritten in accordance with such Transferor's underwriting guidelines by such Transferor or another lender that has been granted "delegated underwriting authority" by such Transferor (EXCEPT for any Home Loans acquired through such Transferor's portfolio acquisition program, which have been reviewed on a sample basis for compliance with the originating seller's underwriting guidelines), (ii) originated by such Transferor or through such Transferor's network of brokers, dealers and correspondents (including Home Loans acquired by such correspondents) or through such Transferor's portfolio acquisition program, and
(iii) originated no earlier than August 1996.

            (t) FLOOD AND HAZARD INSURANCE. To the best of such Transferor's knowledge, if any related Property securing any Home Loan is in an area identified by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, unless the community in which the area is situated is not participating in the National Flood Insurance Program and the regulations thereunder or less than a year has passed since FEMA notification regarding such hazards, a flood insurance policy is in effect with respect to any related Property with a generally acceptable carrier which complies with section 102(a) of the Flood Disaster Protection Act of 1968, as amended. With respect to each Home Loan that is secured by a first lien priority Mortgage at origination or a Manufactured Home Loan, all improvements upon any related Property securing a Home Loan are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where any such Property is located and such insurance policies satisfy the applicable requirements of the Federal Housing Administration and conform to the requirements of the FNMA Seller's Guide and FNMA Servicer's Guide, and such Transferor has caused to be performed or shall cause to be performed within a reasonable time following the Closing Date any and all acts required to preserve the rights and remedies of the Servicer, on behalf of the Grantor Trustee, in any such hazard insurance or flood insurance policies applicable to any such Properties, including without limitation any necessary notifications of insurers, assignments of policies or interests therein, and establishment of co-insured, joint loss payee and mortgagee rights in favor of the Servicer, on behalf of the Grantor Trustee.

            (u) SUPERIOR LIEN. At the time of origination of the Home Loan, each related Superior Lien, if any, was certified by the Obligor or verified by the applicable Superior Lien lender as not being 30 or more days delinquent.

            (v) LICENSING AND QUALIFICATION. To the best of such Transferor's knowledge, each party which had any interest as an owner or servicer of the Home Loan, whether as mortgagee, assignee, or servicer, is (or, during the period in which they held and disposed of such interest, was) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein any related Property is located, and (ii) either (A) organized under the laws of such state, or (B) authorized or qualified to do business in such state, or (C) a federal savings and loan association or a national bank having principal offices in such state, or (D) not doing business in such state.

            (w) ASSUMPTION. Any related Mortgage or Manufactured Home Contract contains an enforceable provision requiring the acceleration of the payment of the unpaid principal balance in the event that the related Property is sold or transferred without the consent of the mortgagee.

            (x) NO HOMESTEAD OR RELIEF ACT. There is no homestead or other exemption available to the mortgagor which would materially interfere with the right to sell any related Mortgaged Property at a trustee's sale or the right to foreclose any related Mortgage; no relief has been requested or allowed to the Obligor under the Soldiers' and Sailors' Civil Relief Act of 1940.

            (y) OWNERSHIP OF PROPERTY. The related Servicer's Home Loan File for each Home Loan secured by a Property contains (i) a title document with respect to such Home Loan reflecting that title to any related Property is vested at least 50% in the related Obligor or (ii) with respect to any Home Loan secured by a Mortgaged Property, a lease agreement with an attorney's opinion letter with respect to such Home Loan reflecting that the leasehold in a ground lease which is included as part of the Mortgaged Property is vested at least 50% in the related Obligor.

            (z) NO CONDEMNATION OR DAMAGE. To the best of such Transferor's knowledge, each related Property (including each residential dwelling improvement thereon) is free of damage which materially and adversely affects the value thereof and there is no proceeding pending for the total or partial condemnation of any such Property.

            (aa) NO BULK TRANSFER OR ADVERSE SELECTION. The transfer, assignment and conveyance of the Debt Instruments and the related Mortgages or Manufactured Home Contracts by such Transferor to the Depositor were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; other than the Initial Delinquent Loans, no Home Loan was adversely selected as to credit risk from the pool of home loans owned by such Transferor.

            (bb) NO CURRENT BANKRUPTCY. As of the applicable Cut-Off Date, no Obligor is a debtor under proceedings under the United States Bankruptcy Code, and no Obligor has defaulted in payments on a Home Loan after the filing of such bankruptcy case, whether under a plan or reorganization or otherwise.

            (cc) ENVIRONMENTAL COMPLIANCE. To the best of such Transferor's knowledge, any related Property is free from any and all toxic and hazardous substances and there exists no violation of any environmental law, rule or regulation (whether local, state or federal) in respect of any such Property which violation has or could have a material adverse effect on the market value of such Property. Such Transferor has no knowledge of any pending action or proceeding directly involving any related Property in which compliance with any environmental law, rule or regulation is in issue; and, to such Transferor's best knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of such Property.

            (dd) NO TAXABLE MORTGAGE POOL. The Transferors collectively hereby represent and warrant that with respect to all of the Home Loans, on the Closing Date, 55% or more (by aggregate Principal Balance) of the Home Loans do not constitute "real estate mortgages" for the purpose of Treasury Regulations
Section 301.7701(i). For this purpose, a Home Loan does not constitute a "real estate mortgage" if:

                  (i) The Home Loan is not secured by an interest in real property, or

                  (ii) The Home Loan is not an "obligation principally secured by an interest in real property." For this purpose an "obligation is principally secured by an interest in real property," if it satisfies either test set out in paragraph (A) or paragraph (B) below.

                        (A) The  80-percent  test. An obligation is  principally
            secured by an interest in real property if the fair market value of the interest in real property securing the obligation (1) was at least equal to 80 percent of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified); or (2) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date. For purposes of this paragraph (A), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (A)(1) and (A)(2) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

                        (B) Alternative test. An obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only, substantially all of the proceeds of the obligations means 66 2/3% or more of the gross proceeds.

            (ee) CONSENT OF SUPERIOR LIEN. With respect to each Home Loan that is not a first lien mortgage loan, either (i) no consent for the Home Loan was required by the holder of the related Superior Lien or (ii) such consent has been obtained and has been delivered to the Indenture Trustee.

            (ff) LOAN TYPES; OWNER OCCUPIED PROPERTIES. Each Home Loan is a Combination Loan, a Debt Consolidation Loan, a home equity loan or a Manufacture Home Loan and at the time of its origination no Home Loan was secured by a Mortgage or Manufactured Home Contract, as applicable, on a non-owner occupied Property.

            (gg) DEBT INSTRUMENT. Each Debt Instrument is comprised of an original promissory note and each promissory note constitutes an "instrument" or "chattel paper" for purposes of Article 9 of the UCC; each Debt Instrument has been delivered to the Custodian.

            (hh) NO ENCROACHMENT. To the best of such Transferor's knowledge, all improvements which were considered in determining the appraised value of any related Property lay wholly within the boundaries and building restriction lines of any such Property and no improvements on adjoining properties encroach upon any such Property. No improvement located on or being part of the Property is in violation of any applicable zoning law or regulation.

            (ii) ENFORCEMENT AGAINST ORIGINATOR. If the Home Loan was originated by an entity (such entity, the "ORIGINATOR") other than such Transferor or an affiliate of such Transferor, then the Grantor Trustee and the Indenture Trustee may enforce any remedies for breach of representations and warranties made by such Transferor with respect to such Home Loan.

            (jj) NO BUYDOWN OR GPM LOANS. The Home Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by such Transferor, the Obligor or anyone on behalf of the Obligor, or paid by any source other than the Obligor, nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Home Loan is not a graduated payment Home Loan and the Home Loan does not have a shared appreciation or other contingent interest feature.

            (kk) NO TAX OR MECHANICS LIENS. With respect to any related Property, at origination there were no liens against such Property for delinquent taxes and there were no mechanics' or similar liens or claims which had been filed for work, labor or material (and to such Transferor's knowledge, no rights were outstanding which could have given rise to such liens) affecting such Property, which were or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage or Manufactured Home Contract, as applicable.

            (ll) CONFORMITY TO PROSPECTUS SUPPLEMENT AND PRIVATE PLACEMENT MEMORANDUM. Each Home Loan conforms, and the Home Loans in the aggregate conform, in all material respects to the applicable description thereof set forth in the Prospectus Supplement and the Private Placement Memorandum. The computer data, from which the Home Loans being acquired by the Issuer on the Closing Date were selected, was made available to the accountants of such Transferor who are providing the comfort letter to the Underwriters in connection with information contained in the Prospectus Supplement and the Private Placement Memorandum regarding the Home Loan Pool; and such data was complete and accurate as of its date and with respect to its intended use and includes a description of the same Home Loans that are included on the Home Loan Schedule, including the Principal Balances thereof as of the Cut-Off Date.

            (mm) MANUFACTURED HOME LOANS. Empire Funding hereby represents and warrants that as of the Cut-Off Date, the Home Loan Pool includes 27
Manufactured   Home  Loans  with  an  aggregate   Principal   Balance  equal  to
$780,672.25.

            (nn) CURRENT SERVICING. Each Home Loan is being serviced by Empire Subservicer.

            (oo) NO TRANSFER TAXES. The sale, transfer, assignment and conveyance of the Home Loans by such Transferor pursuant to the relevant Home Loan Purchase Agreement is not subject to and will not result in any governmental tax, fee or charge payable by such Transferor, the Depositor or the Grantor Trustee to any federal, state or local government ("TAXES"), other than any Taxes which have or will be paid by such Transferor as due. If such Transferor receives notice of any Taxes arising out of the sale, transfer, assignment and conveyance of the Home Loans, such Transferor shall pay all such Taxes (It being understood that the Securityholders, the Grantor Trustee, and the Indenture Trustee shall not have any obligation to pay such Taxes).

            (pp) NO PRIOR DEFAULT. No Home Loan is due from an Obligor who has defaulted under a previous loan in which such Transferor was lender thereunder or acting as the servicer thereof at the time of such default.

            (qq) FTC HOLDER REGULATIONS. With respect to each Home Loan that is subject to the FTC regulation contained in 16 C.F.R. Part 433 (the "FTC HOLDER REGULATION"), no Obligor has or will have a claim or defense with respect to goods or services provided under the FTC Holder Regulation with respect to such Home Loan.

            (rr) REVIEW OF LOAN DOCUMENTS. Such Transferor has reviewed all of the documents constituting the Home Loan File and has made such inquiries, as it deems reasonable under the circumstances to make and confirm the accuracy of the representations set forth herein.

            (ss) MANUFACTURED HOMES. With respect to any Manufactured Home Loan, Empire Funding hereby represents:

                  (i) VALID SECURITY INTEREST. The Manufactured Home Contract relating to any Manufactured Home Loan, together with any related security interest, creates a valid, subsisting and enforceable first-priority security interest in favor of such Transferor in the Manufactured Home covered thereby; such security interest has been assigned by the Transferor to the Depositor, and upon the assignment by the Depositor to the Grantor Trust, the Grantor Trust will have a valid and perfected first-priority security interest in such Manufactured Home.

                  (ii) NOT REAL ESTATE. The related Manufactured Home is personal property and is not considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located and was personal property and was not considered or classified as part of the real estate on which it was located under the laws of the jurisdiction in which it was located at the time the Manufactured Home Contract relating to the Manufactured Home Loan was executed by the parties thereto, and such Manufactured Home is, to the best of such Transferor's knowledge, free of damage and in good repair.

                  (iii) NOTATION OF SECURITY INTEREST. If the related Manufactured Home is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or, if a new or replacement title document with respect to such Manufactured Home is being applied for, such title document will be issued within 180 days and will show, such Transferor as the holder of a first-priority security interest in such Manufactured Home. If the related Manufactured Home is located in a state in which the filing of a financing statement or the making of a fixture filing under the UCC is required to perfect a security interest in manufactured housing, such filings have been duly made and show the Transferor as secured party. In each case, the Grantor Trust and the Grantor Trustee have the same rights as the secured party of record would have (if such secured party were still the owner of the Manufactured Home
      Loan) against all Persons claiming an interest in such Manufactured Home.

                  (iv) Each Manufactured Home Loan was originated by Empire Funding in conformity with guidelines that were generally consistent with industry guidelines for similar loans at the time of origination.

            Section 3.05 PURCHASE AND SUBSTITUTION. (a) REPURCHASE AND SUBSTITUTION OF DEFECTIVE HOME LOANS. It is understood and agreed that the representations and warranties set forth in SECTION 3.02 and SECTION 3.04 hereof shall survive the conveyance of the Home Loans from each Transferor to the Depositor and from the Depositor to the Grantor Trustee, the conveyance of the Grantor Trust Certificate to the Issuer, the pledge of the Grantor Trust Certificate to the Indenture Trustee and the delivery of the Notes to the Noteholders. Upon discovery by the Depositor, the Master Servicer, the Servicer, Empire Subservicer, any Transferor, any Custodian, the Issuer, the Indenture Trustee, the Grantor Trustee, the Owner Trustee or any Securityholder of a breach of any of the representations and warranties set forth in SECTION 3.02 and SECTION 3.04 which materially and adversely affects the value of the Home Loans or the interests of the Grantor Trustee, the Owner Trustee or the Indenture Trustee in the related Home Loan (notwithstanding that such representation and warranty was made to the applicable Transferor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The applicable Transferor shall within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, including any breach of the representation and warranty set forth in
SECTION 3.04(DD) hereof regarding No Taxable Mortgage Pool as a result of an aggregate of Home Loans which would not otherwise cause a breach of any other representation or warranty, promptly cure such breach in all material respects. If within 60 days after the earlier of the applicable Transferor's discovery of such breach or the applicable Transferor's receiving notice thereof such breach has not been remedied by such Transferor and such breach materially and adversely affects the interests of the Grantor Trustee, the Owner Trustee or the Indenture Trustee in, or the value of, the related Home Loan (the "DEFECTIVE HOME LOAN"), such Transferor shall on or before the Determination Date next succeeding the end of such 60-day period either (i) if no more than two years have passed since the Closing Date, remove such Defective Home Loan from the Grantor Trust (in which case it shall become a Deleted Home Loan) and substitute one or more Qualified Substitute Home Loans in the manner and subject to the conditions set forth in this SECTION 3.05 or (ii) purchase such Defective Home Loan at a purchase price equal to the Purchase Price by depositing such Purchase Price in the Collection Account. In the event of a breach of the representation and warranty set forth in SECTION 3.04(DD), the Transferors shall repurchase the fewest number of Home Loans sufficient (a) to cause the remaining Home Loans to be in compliance with SECTION 3.04(DD) and (b) to cause each Transferor to repurchase its approximate pro rata share of such repurchased Home Loans (based on the relative aggregate principal balance of Home Loans sold by each Transferor to the Depositor as of the Cut-Off Date). Such Transferor shall provide the Master Servicer, the Servicer, Empire Subservicer, the Indenture Trustee, the Grantor Trustee and the Owner Trustee with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 60-day period indicating whether such Transferor is purchasing the Defective Home Loan or substituting in lieu of such Defective Home Loan a Qualified Substitute Home Loan.

            Any substitution of Home Loans pursuant to this SECTION 3.05(A) shall be accompanied by payment by the applicable Transferor of the Substitution Adjustment, if any, to be deposited in the Collection Account. For purposes of calculating the Available Collection Amount for any Payment Date, amounts paid by applicable Transferor pursuant to this SECTION 3.05 in connection with the repurchase or substitution of any Defective Home Loan that are on deposit in the Collection Account as of the Determination Date for such Payment Date shall be deemed to have been paid during the related Due Period and shall be transferred to the Note Payment Account as part of the Available Collection Amount to be retained therein or transferred to the Certificate Distribution Account, if applicable, pursuant to SECTION 5.01(C) hereof.

            In addition to such cure, repurchase or substitution obligation, the applicable Transferor shall indemnify the Issuer, the Depositor, the Servicer, the Master Servicer, Empire Subservicer, the Indenture Trustee, the Grantor Trustee and the Securityholders against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach by such Transferor of any of it representations and warranties contained in SECTION 3.02 and SECTION 3.04.

            The Guarantor hereby acknowledges that as a result of entering into this Agreement and the consummation of the transactions contemplated hereby, ContiMortgage and ULG, both of which are wholly-owned subsidiaries of the Guarantor, stand to derive substantial benefits which will thereby benefit the Guarantor. In consideration of the foregoing, and to induce the Issuer, the Depositor, Empire Funding, the Master Servicer and the Indenture Trustee to enter into this Agreement and the transactions contemplated hereby, the Guarantor, for the benefit of the Issuer, the Grantor Trust and the Indenture Trustee on behalf of the Noteholders, agrees that in the event of any failure for any reason (including, without limitation, a bankruptcy or insolvency of ContiMortgage or ULG), whether in whole or in part, of either ContiMortgage or ULG to satisfy its obligations (after the expiration of any applicable cure period) pursuant to this SECTION 3.05(A), and upon receipt of notice from any of the Issuer, the Depositor, the Master Servicer, the Indenture Trustee or the Servicer regarding such failure, the Guarantor will promptly perform such obligations (including, without limitation, any obligation to indemnify pursuant to the immediately preceding paragraph) in accordance with this SECTION 3.05(A) and at the direction of the Indenture Trustee; PROVIDED, HOWEVER, that if either of ContiMortgage or ULG has not effected either a cure, substitution or repurchase with respect to a Defective Home Loan in accordance with the terms of this SECTION 3.05(A), then on the Business Day following the Determination Date next succeeding the end of the applicable 60-day period with respect to such Defective Home Loan, the Guarantor shall have the obligation to repurchase such Defective Home Loan at the Purchase Price, such repurchase to be effected on the Business Day following receipt of notice from any of the Issuer, the Depositor, the Master Servicer, the Indenture Trustee or the Servicer of such obligation and otherwise in accordance with the procedures set forth in this SECTION 3.05(a).

            (b) REPURCHASE OF DEFAULTED HOME LOANS. In addition to the preceding repurchase obligations, each of the Transferors and the Servicer shall have the option, exercisable in its sole discretion at any time, to repurchase from the Grantor Trustee any Defaulted Home Loan (in which case such Defaulted Home Loan shall become a Deleted Home Loan); PROVIDED, HOWEVER, that any such repurchase of a Defaulted Home Loan pursuant to this Subsection shall be conducted in the same manner as the repurchase of a Defective Home Loan pursuant to this SECTION 3.05.

            (c) SUBSTITUTIONS. No Transferor may effect a substitution with respect to a Defective Home Loan more than two years after the Closing Date. As to any Deleted Home Loan for which the applicable Transferor substitutes a Qualified Substitute Home Loan or Loans, such Transferor shall effect such substitution by delivering to the Indenture Trustee, the Master Servicer, the Servicer and Grantor Trustee (i) a certification executed by a Responsible Officer of such Transferor to the effect that the Substitution Adjustment has been credited to the Collection Account and (ii) the documents constituting the Grantor Trustee's Home Loan File for such Qualified Substitute Home Loan or Loans.

            The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Home Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Home Loans on or before the date of substitution will be retained by the applicable Transferor. The Grantor Trustee will be entitled to all payments received on the Deleted Home Loan on or before the date of substitution and the applicable Transferor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Home Loan. The applicable Transferor shall give written notice to the Grantor Trustee, the Master Servicer, Empire Subservicer, the Servicer (if the applicable Transferor is not then acting as such), the Indenture Trustee and Owner Trustee that such substitution has taken place and the Servicer shall amend the Home Loan Schedule pursuant to Subsection (g) below. Upon such substitution, such Qualified Substitute Home Loan or Loans shall be subject to the terms of this Agreement in all respects, and the applicable Transferor shall be deemed to have made with respect to such Qualified Substitute Home Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in SECTION
3.02 and SECTION 3.04 hereof. On the date of such substitution, the applicable Transferor will deposit into the Collection Account an amount equal to the related Substitution Adjustment, if any.

            (d)  REASSIGNMENT  OF  DEFECTIVE  HOME  LOANS.  With  respect to all
Defective Home Loans or other Home Loans repurchased by any Transferor pursuant to this Agreement, upon the deposit of the Purchase Price therefor into the Collection Account, the Grantor Trustee shall assign to the applicable Transferor, without recourse, representation or warranty, all the Grantor Trustee's right, title and interest in and to such Defective Home Loans or other Home Loans, which right, title and interest were conveyed to the Grantor Trustee pursuant to the Grantor Trust Agreement. The Grantor Trustee shall take any actions as shall be reasonably requested by such Transferor to effect the repurchase of any such Home Loans.

            (e) SOLE REMEDIES AGAINST TRANSFEROR. It is understood and agreed that the obligations of each Transferor to cure or to repurchase or substitute any such Home Loan, and to indemnify for any breach of any representation or warranty with respect thereto, pursuant to this SECTION 3.05 shall constitute the sole remedies against each of them with respect to such breach of the foregoing representations or warranties or the existence of the foregoing conditions; PROVIDED, that, the Depositor shall be entitled to pursue any remedy available against a Transferor pursuant to the Home Loan Purchase Agreements. Any cause of action against any Transferor relating to or arising out of a defect in a Grantor Trustee's Home Loan File as contemplated by SECTION 2.06 of the Grantor Trust Agreement or against any Transferor relating to or arising out of a breach of any representations and warranties made in SECTION 3.02 and
SECTION 3.04 hereof shall accrue as to any Home Loan upon (i) discovery of such defect or breach by any party and notice thereof to the applicable Transferor or notice thereof by the applicable Transferor to the Indenture Trustee, (ii) failure by any such Transferor to cure such defect or breach or purchase or substitute such Home Loan as specified above, and (iii) demand upon such Transferor, as applicable, by the Grantor Trustee or the Grantor Trust Holder for all amounts payable in respect of such Home Loan.

            (f) NO DUTY TO INVESTIGATE. Neither the Depositor, the Grantor Trustee, the Owner Trustee, the Master Servicer nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Loan pursuant to this Section or the eligibility of any Home Loan for purposes of this Agreement.

            (g) AMENDMENT OF HOME LOAN SCHEDULE. In connection with a repurchase or substitution of any Home Loan pursuant to this SECTION 3.05, the Servicer shall amend the Home Loan Schedule to reflect (i) the removal of the applicable Deleted Home Loan from the terms of this Agreement, and (ii) if applicable, the substitution of the applicable Qualified Substitute Home Loan. In connection with its monthly reporting here under, the Servicer shall deliver a copy of the amended Home Loan Schedule to the Master Servicer, the Grantor Trustee, the Indenture Trustee and each Transferor who is not then acting as the Servicer.


                                   ARTICLE IV

                ADMINISTRATION AND SERVICING OF THE HOME LOANS

            Section 4.01      DUTIES OF THE SERVICER.

            (a) SERVICING STANDARD. The Servicer, as an independent contractor, shall manage, service, administer and make collections on the Home Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and the Accepted Servicing Procedures. Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Home Loans, shall employ or cause to be employed procedures (including collection, modification, foreclosure and liquidation procedures) that conform to the Accepted Servicing Procedures. In performing its obligations hereunder the Servicer shall at all times act in good faith and in a commercially reasonable manner. The Servicer shall provide to the Obligors any reports and statements that are required by applicable state or federal law. The Servicer has and shall maintain the facilities, procedures and experienced personnel that are reasonably necessary to comply with the servicing standard set forth in this
SECTION 4.01(A) and the duties of the Servicer set forth in this Agreement relating to the servicing and administration of the Home Loans.

            (b) SERVICING ADVANCES. In accordance with the preceding general servicing standard, the Servicer, or any Subservicer on behalf of the Servicer, shall make all Servicing Advances in connection with the servicing of each Home Loan hereunder. Notwithstanding any provision to the contrary herein, neither the Servicer nor any Subservicer on behalf of the Servicer shall have any obligation to advance its own funds (i) for any delinquent scheduled payments of principal and interest on any Home Loan, (ii) to cure, keep current or, in connection with any proceeding against the related Property, satisfy the indebtedness secured by any Superior Liens on such Property. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of distributions in respect of the Grantor Trust Certificate to Securityholders, be added to the amount owing under the related Home Loan. Notwithstanding any obligation by the Servicer to make a Servicing Advance hereunder with respect to a Home Loan, the Servicer shall make a Servicing Advance for such Home Loan, if the Servicer, in good faith, determines there is a reasonable likelihood of (i) recovering such Servicing Advance, together with any expected future Servicing Advances and any prior Servicing Advances for such Home Loan, and (ii) recovering an economically significant amount attributable to the outstanding interest and principal owing on such Home Loan for the benefit of the Securityholders in excess of the costs and expenses to obtain such recovery, including without limitation any Servicing Advances therefor and, if applicable, the outstanding indebtedness of all Superior Liens. Pursuant to this Agreement the Servicer will be entitled to be reimbursed for any Servicing Advances, plus any accrued interest thereon from the date of such advance to the date of reimbursement and at the rate equal to the Servicer's cost of funds, including any Nonrecoverable Servicing Advance pursuant to SECTION 5.01(C) hereof.

            (c) WAIVERS, MODIFICATIONS AND EXTENSIONS; Subordination. In accordance with the servicing standard in SECTION 4.01(A), the Servicer shall collect all payments called for under the terms and provisions of the Home Loans. The Servicer in its discretion may waive or permit to be waived any penalty interest or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the Due Date on a Debt Instrument for a period (with respect to each payment as to which the Due Date is extended) not greater than 90 days after the initially scheduled Due Date for such payment. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any additional extension or modification with respect to any Home Loan other than that permitted by the immediately preceding sentence, unless the Home Loan is a Defaulted Home Loan. (See SECTION 4.10 hereof for a description of the recovery procedures for Defaulted Home Loans.) The Servicer may in its discretion enter in subordination agreements with respect to any Home Loan, PROVIDED that the Servicer determines, consistent with this Agreement and the Accepted Servicing Procedures, that the entering into of such subordination agreement is in the best interests of the Grantor Trust. The Servicer may grant a waiver or enter into a subordination agreement with respect to the refinancing of the indebtedness secured by a Superior Lien on the related Property, PROVIDED that the Obligor is in a better financial or cash flow position as a result of such refinancing, which may include a reduction in the Obligor's scheduled monthly payment on the indebtedness secured by such Superior Lien or the conversion of an adjustable rate loan into a new fixed rate loan. The Servicer shall notify the Master Servicer, the Grantor Trustee and the Indenture Trustee of any modification, waiver or amendment of any provision of any Home Loan and the date thereof, and shall deliver to the applicable Custodian for deposit in the related Grantor Trustee's Home Loan File, a true and correct copy or, if available, an original of the agreement relating to such modification, waiver or amendment promptly following the execution thereof.

            (d) INSTRUMENTS OF SATISFACTION OR RELEASE. Without limiting the generality of SECTION 4.01(C), the Servicer, in its own name or in the name of a Subservicer, is hereby authorized and empowered, when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Grantor Trust Holder and the Grantor Trustee or any of them, and upon notice to the Grantor Trustee, any and all instruments of satisfaction or cancellation or of partial or full release or discharge, and all other comparable instruments with respect to the Home Loans and the Properties and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Grantor Trustee and the Grantor Trust Holder, subject to SECTION 4.10(F) hereof.

            (e) POWERS OF ATTORNEY. The Grantor Trustee shall execute, at the written direction of the Servicer, the Master Servicer or any Subservicer, any limited or special powers of attorney and other documents reasonably acceptable to the Grantor Trustee to enable the Servicer, the Master Servicer or any Subservicer to carry out their servicing and administrative duties hereunder, including, without limitation, limited or special powers of attorney with respect to any Foreclosure Property, and the Grantor Trustee shall not be accountable for the actions of the Servicer, the Master Servicer or any Subservicers under such powers of attorney and shall be indemnified by such parties with respect to such actions.

            Section 4.02      APPOINTMENT AND DUTIES OF THE MASTER SERVICER.

            (a) APPOINTMENT AND COMPENSATION OF MASTER SERVICER. The Issuer, the Securityholders and the Indenture Trustee hereby assign and appoint the Master Servicer to act as the Master Servicer for the Home Loans (including all of the duties, obligations and rights of the Master Servicer) under this Agreement. The Master Servicer hereby accepts its appointment as the Master Servicer hereunder. The Master Servicer shall not consent to any material amendment, modification or waiver of the servicing provisions of this Agreement, without the consent of the Indenture Trustee.

            As compensation for its services hereunder, the Master Servicer shall be entitled to receive from the Note Payment Account the Master Servicer Fee. In addition to the Master Servicer Fee, additional compensation attributable to the investment earnings from the Note Payment Account shall be part of the Master Servicer Compensation payable to the Master Servicer pursuant to SECTION 5.01(C) hereof. The Master Servicer shall be required to pay all expenses incurred by it in connection with its Master Servicer duties and activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

            (b) MASTER SERVICER ASSUMES SERVICING RESPONSIBILITY. If a Servicer Termination Event occurs, then the Master Servicer shall be obligated (1) to select a successor servicer subject to SECTION 4.07 hereof, that is reasonably acceptable to the Indenture Trustee, or (2) to act as the successor servicer hereunder.

            (c) MONITORING OF SERVICING. The Master Servicer shall: (i) review the servicing reports, loan level information or other relevant information prepared by the Servicer and any Subservicer (including Empire Subservicer) (A) to determine whether such reports are inaccurate or incomplete, in any material respect, (B) to ascertain whether each of the Servicer and Empire Subservicer is in compliance, in all material respects, with its duties and obligations with respect to such reports under this Agreement and (C) in the event that any servicing report is inaccurate or incomplete, to prepare and deliver an exception report to the Indenture Trustee, the Grantor Trustee, the Servicer and the Rating Agencies, which describes such inaccuracy or incompleteness; (ii) otherwise monitor the performance by each of the Servicer and Empire Subservicer of its duties and obligations hereunder and notify the Indenture Trustee, the Grantor Trustee, and the Rating Agencies of any Event of Default of which it has received notice or has actual knowledge; and (iii) be obligated to verify that the Servicer or Empire Subservicer, as applicable, has or has caused to be deposited all payments and proceeds required to be deposited into the Collection Account pursuant to SECTION 5.01(B)(I) hereof. On the 19th calendar day of each month (or the next Business Day, if the 19th is not a Business Day), the Master Servicer shall provide the Indenture Trustee with an Officer's Certificate to the effect that the Master Servicer has performed its obligations under this Subsection 4.02(c) with respect to the servicing information for such month.

            (d) SUCCESSOR SERVICER. The Master Servicer agrees that it shall at all times be prepared, to perform the duties and obligations of the Servicer and become the successor servicer (including, without limitation, the performance of Empire Subservicer's duties hereunder, if required), if the Servicer fails to perform its duties and obligations hereunder.

            (e) SERVICER TERMINATION. At the direction of the Master Servicer or the Majority Noteholders, the Indenture Trustee, on behalf of the Issuer and the Securityholders, shall terminate the Servicer upon the occurrence and continuance of an Event of Default pursuant to ARTICLE X hereof.

            (f) SERVICER COOPERATION. The Servicer and Empire Subservicer shall act, in a good faith and reasonable manner, to assist and cooperate with the Master Servicer in performing its duties and obligations under this SECTION
4.02. On a monthly basis pursuant to SECTION 6.01 hereof, the Servicer, or if Empire Subservicer is acting as Subservicer, Empire Subservicer, shall provide the Master Servicer with its Servicer's Monthly Remittance Report in a compatible computer readable format.

            (g) RESIGNATION OF MASTER SERVICER. The Master Servicer may not resign as Master Servicer hereunder unless (i) the Master Servicer obtains the consent of the Majority Residual Interestholders and the Indenture Trustee and obtains written confirmation from each Rating Agency that such resignation will not cause a downgrade, withdrawal or qualification of the then current ratings on the Notes or (ii) the Master Servicer determines that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured, PROVIDED that such determination shall be evidenced by an Opinion of Counsel (which shall be Independent) to such effect delivered to the Grantor Trustee and the Indenture Trustee. No resignation of the Master Servicer shall become effective until a successor master servicer reasonably acceptable to the Indenture Trustee shall have assumed the obligations of the Master Servicer hereunder.

            (h) LIMITATION ON LIABILITY OF MASTER SERVICER. Neither the Master Servicer nor any director, officer, employee or agent of the Master Servicer shall be under any liability to the Grantor Trustee, the Indenture Trustee, the Servicer, the Noteholders or any other Person for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

            Section 4.03 FIDELITY BOND; ERRORS AND OMISSIONS INSURANCE. The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy in such amounts as required by, and satisfying any other requirements of, the Federal Housing Administration and the FHLMC, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Home Loans ("SERVICER EMPLOYEES"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts (including acts relating to the origination and servicing of loans of the same type as the Home Loans) of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Home Loan without having obtained payment in full of the indebtedness secured thereby. In the event of any loss of principal or interest on a Home Loan for which reimbursement is received from the Servicer's fidelity bond or errors and omissions insurance, the proceeds from any such insurance will be deposited in the Collection Account. No provision of this
SECTION 4.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Master Servicer, the Grantor Trustee or the Indenture Trustee, the Servicer shall deliver to the requesting party a certified true copy of such fidelity bond and insurance policy.

            Section  4.04 FILING OF  CONTINUATION  STATEMENTS.  On or before the fifth anniversary of the filing of any financing statements by the Transferors and the Depositor, respectively, with respect to the assets conveyed to the
Grantor Trustee or to the Owner Trust, Empire Subservicer, or, if Empire Subservicer is no longer the Subservicer hereunder, the Servicer shall prepare, have executed by the necessary parties and file in the proper jurisdictions at its expense, all financing and continuation statements necessary to maintain the liens, security interests and priorities of such liens and security interests that have been granted by the applicable Transferor and the Depositor, respectively. Empire Subservicer, or, if Empire Subservicer is no longer the Subservicer hereunder, the Servicer shall continue to file on or before each fifth anniversary of the filing of any financing and continuation statements such additional financing and continuation statements until the Owner Trust and Grantor Trust have terminated pursuant to SECTION 9.1 of the Owner Trust Agreement and SECTION 7.01 of the Grantor Trust Agreement, respectively. The Indenture Trustee and Grantor Trustee agree to cooperate with Empire Subservicer, or, if Empire Subservicer is no longer the Subservicer hereunder, the Servicer in preparing, executing and filing such statements. The Indenture Trustee and Grantor Trustee agree to notify Empire Subservicer, or, if Empire Subservicer is no longer the Subservicer hereunder, the Servicer on the third Payment Date prior to each such fifth anniversary of the requirement that they file such financing and continuation statements. The filing of any such statement shall not be construed as any indication of an intent of any party contrary to the expressed intent set forth in SECTION 2.03 hereof and SECTION
2.04 of the Grantor Trust Agreement. If any Transferor or the Depositor has ceased to do business whenever any such financing and continuation statements must be filed or Empire Subservicer or the Servicer, as applicable, fail to file any such financing statements or continuation statements at least one month prior to the expiration thereof, each of the Transferors and the Depositor does hereby make, constitute and appoint the Grantor Trustee its attorney-in-fact, with full power and authority, to execute and file in its name and on its behalf any such financing statements or continuation statements required under this
SECTION 4.04 relating to assets conveyed to the Grantor Trustee and the Depositor does hereby make, constitute and appoint the Indenture Trustee its attorney-in-fact, with full power and authority, to execute and file in its name and on its behalf any such financing statements or continuation statements required under this SECTION 4.04 relating to assets conveyed to the Owner Trust.

            Section 4.05      APPOINTMENT OF EMPIRE FUNDING AS SUBSERVICER.

            (A) APPOINTMENT. The Issuer, the Securityholders and the Indenture Trustee hereby assign and appoint Empire Funding to act as Subservicer for the Home Loans under this Agreement. As such, Empire Subservicer shall perform the servicing and administration obligations required to be performed by the Servicer with respect to the Home Loans under this Agreement. Empire Subservicer hereby agrees to perform and be bound by all of the servicing and administration obligations and entitled to all of the rights of the Servicer for the Home Loans in accordance with this Agreement and the other Transaction Documents under which it has responsibilities, except for those servicing and administration rights and obligations of the Servicer set forth in this Agreement under SECTION
3.03 ("REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER"); SECTION 4.06 ("SUBSERVICING"); SECTION 7.03 ("SERVICING COMPENSATION"); SECTION 9.01 ("INDEMNIFICATION; THIRD PARTY CLAIMS"); SECTION 9.04 ("SERVICER NOT TO RESIGN; ASSIGNMENT"); ARTICLE X ("DEFAULT"); ARTICLE XI ("TERMINATION"); and SECTION
12.02 ("AMENDMENT"), which shall be performed by or accrue to the benefit of (as applicable) the Servicer. Solely for purposes of this SECTION 4.05 and the performance of the servicing and administration obligations in this Agreement by Empire Subservicer, all references to the "SERVICER" in the applicable provisions in this Agreement relating to the servicing and administration of the Home Loans (except for SECTION 4.06, ARTICLE XI; and SECTION 12.02), shall be deemed to refer to Empire Subservicer, and all references to the Indenture
Trustee in the applicable provisions hereunder relating to the servicing and administration of the Home Loans shall be deemed to refer to the Servicer as an additional or co-trustee; PROVIDED that solely for purposes of this SECTION 4.05, the Servicer shall have the rights and authority granted to the Indenture Trustee with respect to the Servicer, but shall not have the obligations and duties of the Indenture Trustee under this Agreement. The provisions of SECTION
4.06 ("Subservicing") shall not apply to Empire Subservicer.

            (b) COMPENSATION. As compensation for its services hereunder, Empire Subservicer shall be entitled to receive the Empire Subservicing Fee (which shall be an expense of the Grantor Trust). If Empire Funding is the Subservicer, additional subservicing compensation that is otherwise payable to the Servicer pursuant to SECTION 7.03 hereof in the form of assumption fees, two-thirds of the prepayment penalties (the other one-third being payable to the Servicer pursuant to SECTION 7.03 hereof), modification fees, and other administrative fees, insufficient funds charges, amounts remitted pursuant to SECTION 7.01 hereof and late payment charges shall be payable to Empire Subservicer (and not to the Servicer) as part of the Subservicing Compensation payable to Empire Subservicer hereunder and shall be paid either by Empire Subservicer retaining such additional servicing compensation prior to deposit in the Collection Account pursuant to SECTION 5.01(B)(I) hereof or, if deposited in the Collection Account, as part of the Subservicing Compensation withdrawn from the Note Payment Account pursuant to SECTION 5.01(C)(I) hereof. In addition, if Empire Subservicer is the Subservicer, additional subservicing compensation attributable to the investment earnings from the Collection Account shall be part of the Empire Subservicer Compensation payable to the Empire Subservicer pursuant to SECTION 5.01(C)(I) hereof.

            Empire Subservicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

            (c)  RESIGNATION.  Empire  Subservicer  shall  not  resign  from the obligations and duties hereby imposed on it, except upon determination that the duties of Empire Subservicer hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of Empire Subservicer shall be evidenced by an Independent Opinion of Counsel to Empire Subservicer to such effect, which Opinion of Counsel shall be at the expense of Empire Subservicer and shall be delivered to the Servicer and the Master Servicer.

            (d) MERGER OR CONSOLIDATION OF EMPIRE SUBSERVICER. Any Person into which Empire Subservicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Empire Subservicer shall be a party, or any Person succeeding to the business of Empire Subservicer, shall be an Eligible Servicer and shall be the successor of Empire Subservicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Empire Subservicer shall send notice of any such merger, conversion, consolidation or succession to the Servicer, the Master Servicer, the Grantor Trustee and the Indenture Trustee.

            (e) ASSIGNMENT. Empire Subservicer may not assign or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto. Notwithstanding the preceding sentence, Empire Subservicer in its sole judgment shall have the authority and right to delegate specific servicing obligations hereunder to, including without limitation, computer bureaus, credit bureaus, real estate tax service companies, real estate brokers, or agents, attorneys, trustees and any other determined by Empire Subservicer; PROVIDED that Empire Subservicer remains responsible for any such action taken or not taken by such companies, agents, representatives throughout the term of this Agreement.

            (f)   LOAN INFORMATION.

                  (i) MONTHLY REPORTING. Empire Subservicer shall provide the Master Servicer and the Servicer with a copy of the "Servicer's Monthly Remittance Report" or equivalent monthly servicing report required under this Agreement at the same time such report is delivered to the Indenture Trustee.

                  (ii) LOAN DATA TAPE. On the 15th calendar day of each month, and if such day is not a Business Day, the next succeeding Business Day, and no later than two (2) Business Days following any request by the Servicer, Empire Subservicer shall deliver to the Servicer, the Indenture Trustee, the Rating Agencies (if so requested), a certain financial market publisher (which initially shall be Bloomberg, L.P.) and to the Master Servicer, a computer tape in ASCII file format that includes the "loan level" information with respect to the Home Loans as of the end of the related Due Period for the loan data fields of Subservicer as reasonably required by the Master Servicer from time to time; PROVIDED that Empire Subservicer shall use its best efforts to furnish sufficient loan level information that will enable the Servicer and the Master Servicer, or its designee, to reconcile information provided by Empire Subservicer in the Servicer's Monthly Remittance Report.

                  (iii) BOOKS AND RECORDS. Empire Subservicer shall maintain appropriate books and records of information relating to the servicing and administration of the Home Loans under this Agreement. Empire Subservicer shall permit the examination and review its books and records in accordance with SECTION 7.06 hereof.

            (g) EMPIRE SUBSERVICER EVENTS OF DEFAULT. In case one or more of the following shall occur (each an "EMPIRE SUBSERVICER EVENT OF DEFAULT") and be continuing, that is to say:

                  (i) any failure by Empire Subservicer to deposit in the Collection Account in accordance with SECTION 5.01(B) hereof any payments in respect of the Home Loans received by Empire Subservicer no later than the first Business Day following the day on which such payments were received; or

                  (ii) failure by Empire Subservicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of Empire Subservicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given (a) to Empire Subservicer by the Servicer, the Indenture Trustee, the Master Servicer, the Grantor Trustee or the Issuer, or (b) to Empire Subservicer, the Servicer, the Indenture Trustee, the Master Servicer, the Grantor Trustee or the Issuer by the Majority Noteholders; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Empire
      Subservicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                  (iv) Empire Subservicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to Empire Subservicer or of or relating to all or substantially all of Empire Subservicer's property; or

                  (v) Empire Subservicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) the Majority Noteholders, the Master Servicer, the Servicer or the Grantor Trust Holder shall determine, in its reasonable judgment and based upon published reports (including wire services), which it reasonably believes in good faith to be reliable, that:

                        (A)  Empire   Subservicer  has  experienced  a  material
            adverse change in its business, assets, liabilities, operations, condition (financial or otherwise) or prospects,

                        (B) Empire Subservicer or its parent has defaulted on any of its material obligations,

                        (C) Empire  Subservicer  is no longer able to  discharge
            its duties under this Agreement, or

                        (D)  Empire   Subservicer  has  ceased  to  conduct  its
            business in the ordinary course,

      PROVIDED, HOWEVER, that Empire Subservicer shall have five Business Days from the receipt of any notice of default under this Subsection to cure such Empire Subservicer Event of Default by providing the foregoing parties with written assurances that, in a reasonable and good faith manner, substantiate the financial and operational well-being of Empire Subservicer and adequately refute the occurrence of a material adverse change, including, without limitation, information, reports or written assurances obtained from certain of its lenders, or

                  (vii) as of any Determination Date, the total Expected Loan Loss Percentage (as defined below) exceeds (1) up to the fifth (5th) anniversary of the March 31, 1999 Cut-Off Date, 22.0%, or (2) thereafter 33.0% (where the "EXPECTED LOAN LOSS PERCENTAGE" shall be the sum of (A) the cumulative Net Loan Losses divided by the Original Pool Principal Balance, plus (B) 25% of the aggregate Principal Balance of the Home Loans which are then more than 30 but less than 60 days delinquent divided by the Original Pool Principal Balance, plus (C) 50% of the aggregate Principal Balance of the Home Loans which are then more than 60 but less than 90 days delinquent divided by the Original Pool Principal Balance, plus (D) 100% of the aggregate Principal Balance of the Home Loans which are then more than 90 days delinquent divided by the Original Pool Principal Balance);

then, and in each and every such case, so long as an Empire Subservicer Event of Default shall not have been remedied, the Indenture Trustee, the Grantor Trustee, the Master Servicer, the Servicer, the Grantor Trust Holder or the Majority Noteholders, by notice in writing to Empire Subservicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of Empire Subservicer under this Agreement and in and to the Home Loans and the proceeds thereof, as Subservicer under this Agreement without payment of any termination fee or penalty to Empire Subservicer.

            (h) SERVICER TERMINATION OPTION. Except as otherwise specifically set forth herein, the obligations and responsibilities of Empire Subservicer shall terminate without payment of any termination fee or penalty at the Servicer's option and upon ninety (90) days' prior written notice to Empire Subservicer, on the fifth anniversary of this Agreement and, at the Servicer's option and upon ninety (90) days' prior written notice to Empire Subservicer, on each annual anniversary thereafter; provided, however, that the Servicer may only terminate Empire Subservicer if (i) the Rating Agencies deliver to the Indenture Trustee and the Master Servicer a written confirmation that the Servicer is approved by the Rating Agencies and the Servicer assumes all the authority, power and responsibility of Empire Subservicer hereunder or (ii) the Servicer appoints another entity to act as Subservicer and the Rating Agencies deliver to the Indenture Trustee and the Master Servicer a written confirmation that such entity is approved by the Rating Agencies.

            (i) SERVICER TO SUCCEED EMPIRE SUBSERVICER. On or after the receipt by Empire Subservicer of written notice of any termination pursuant to SECTION 4.05(G) OR (H) or following Empire Subservicer's resignation pursuant to SECTION 4.05(C) above, all authority and power of Empire Subservicer under this Agreement, shall pass to and be vested in the Servicer, and, without limitation, the Servicer is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of Empire Subservicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Home Loans and related documents, or otherwise. Empire Subservicer agrees promptly (and in any event no later than five Business Days subsequent to such notice) to provide the Servicer with all documents and records requested by it to enable it to assume the Subservicer's functions under this Agreement, and to cooperate with the Servicer in effecting the termination of Empire Subservicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Servicer for administration by it of all cash amounts which at the time shall be or should have been credited by Empire Subservicer to the Collection Account held by or on behalf of Empire Subservicer, or thereafter received with respect to the Home Loans serviced by the Empire Subservicer. Any amounts received by Empire Subservicer with respect to the Home Loans after removal or resignation of Empire Subservicer hereunder shall be remitted directly and promptly to the Servicer.

            (j) TERMINATION OR DEFAULT OF SERVICER. Notwithstanding anything in this Agreement to the contrary, if the Servicer is removed or resigns in accordance under this Agreement or is in default with respect to this Agreement, Empire Subservicer may not be terminated as the Subservicer other than in accordance with the provisions of this SECTION 4.05.

            (k) REALLOCATION OF EMPIRE SUBSERVICING FEE. If an Empire Subservicer Event of Default occurs and has not been remedied, then, until the servicing of the Home Loans hereunder is transferred to the Servicer, the Empire Subservicing Fee otherwise payable to Empire Subservicer hereunder shall be paid as follows: (1) first, to Empire Subservicer an amount equal to the portion of the Empire Subservicing Fee as calculated based on a fee rate of 0.25% (25 basis points); (2) second, to the Indenture Trustee any remaining amount for the deposit into an escrow or reserve account established pursuant to SECTION 10.01(B) hereof, until the balance of such account equals $100,000; and (3) third, to Empire Subservicer any remaining amount. In connection with the transfer of servicing to a successor servicer, amounts on deposit in such escrow account shall be remitted pursuant to SECTION 10.02 hereof; provided, that any amounts remaining in such escrow account after all payments have been made pursuant to SECTION 10.02 hereof shall be paid to Empire Subservicer.

            Empire Subservicer hereby grants to the Indenture Trustee a security interest in all of Empire Subservicer's right, title and interest in, to and under any escrow account established pursuant to SECTION 10.01(B) and all monies deposited therein from time to time, as security for its obligations under this Agreement; and this Agreement constitutes a security agreement under applicable law.

            (l) NOTICE AND APPROVAL. Any provision of this Agreement requiring notice to be delivered to, or approval or consent to be received with respect to, Empire Subservicer shall be rendered void by the termination or resignation of Empire Subservicer hereunder, but such provision only to be rendered void to the extent it relates to Empire Subservicer in its capacity as Subservicer.

            (m) EMPIRE SUBSERVICER COOPERATION. Empire Subservicer shall act, in a good faith and reasonable manner, to assist and cooperate with the Servicer in performing Empire Subservicer's duties and obligations under this Agreement.

            Section 4.06      SUBSERVICING.

            (a) APPOINTMENT AND TERMINATION OF SUBSERVICERS. In the event Empire Subservicer is not acting as Subservicer hereunder, the Servicer may enter into Subservicing Agreements for any servicing and administration of Home Loans with any institution that (i) is an Eligible Servicer; (ii) is approved by the Master Servicer; and (iii) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement. The Servicer shall give prior written notice to the Master Servicer, the Grantor Trustee and the Indenture Trustee of the appointment of any Subservicer. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either service the related Home Loans directly or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

            In the event of termination of any Subservicer, and unless a successor Subservicer has otherwise been appointed, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any additional act or deed on the part of such Subservicer or the Servicer, and the Servicer shall service directly the related Home Loans.

            Each Subservicing Agreement shall include the provision that such agreement may be immediately terminated by the Master Servicer or the Grantor Trustee in the event that the Servicer shall, for any reason, no longer be the Servicer. In no event shall any Subservicing Agreement require the Grantor Trustee, as Successor Servicer, for any reason whatsoever to pay compensation to a Subservicer in order to terminate such Subservicer.

            (b) SERVICER LIABILITY. Notwithstanding any Subservicing Agreement or the appointment of Empire Funding as Subservicer under SECTION 4.05, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Master Servicer, the Grantor Trustee and the Grantor Trust Holder for the servicing and administration of the Home Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Home Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Loans when the Subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Home Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

            (c) ASSUMPTION BY SUCCESSOR SERVICER. In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the successor servicer, on behalf of the Grantor Trustee, the Indenture Trustee, the Securityholders and the Grantor Trust Holder pursuant to
SECTION 4.07 hereof, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the successor servicer elects to terminate any Subservicing Agreement in accordance with its terms. Notwithstanding anything to the contrary contained herein, in no event shall a successor servicer be entitled to terminate Empire Subservicer solely as a result of the Servicer no longer acting as such hereunder. The successor servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements which accrued prior to the transfer of servicing to the successor servicer. The Servicer, at its expense and without right of reimbursement therefor, shall, upon request of the successor servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Home Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

            (d) ENFORCEMENT OF SUBSERVICING. As part of its servicing activities hereunder, the Servicer, for the benefit of the Grantor Trustee, the Grantor Trust Holder, the Indenture Trustee and the Securityholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Home Loans. The Servicer shall pay the costs of such enforcement at its own expense and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

            (e) LIMITATIONS ON PARTIES. Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Home Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and none of the Master Servicer, the Grantor Trustee, the Owner Trustee, the Indenture Trustee, the Securityholders or the Grantor Trust Holder shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such, except as set forth in SECTION 4.06(C).

            (f) SUBSERVICING ACCOUNT. In those cases where a Subservicer receives or collects any payments from a Home Loan, the Subservicer will be required to establish and maintain one or more accounts (collectively, the "SUBSERVICING ACCOUNT"). The Subservicing Account shall be an Eligible Account. The Subservicer will be required to deposit into the Subservicing Account, no later than the first Business Day after receipt, all proceeds of Home Loans received by the Subservicer and remit such proceeds to the Servicer for deposit in the Collection Account not later than the Business Day following receipt thereof by the Subservicer. Notwithstanding anything in this Subsection to the contrary, the Subservicer shall only be able to withdraw funds from the Subservicing Account for the purpose of remitting such funds to the Servicer for deposit into the Collection Account. The Servicer shall require the Subservicer to cause any collection agent of the Subservicer to send a copy to the Servicer of each statement of monthly payments collected by or on behalf of the Subservicer within five Business Days after the end of every month, and the Servicer shall compare the information provided in such reports with the deposits made by the Subservicer into the Collection Account for the same period. The Servicer shall be deemed to have received payments on the Home Loans on the date on which the Subservicer has received such payments.

            Section 4.07 SUCCESSOR SERVICERS. In the event that the Servicer is terminated pursuant to SECTION 10.01 hereof, or resigns pursuant to SECTION 9.04 hereof or otherwise becomes unable to perform its obligations under this Agreement, the Master Servicer or the Grantor Trustee, as applicable, will become the successor servicer or will appoint a successor servicer in accordance with the provisions of SECTION 10.02 hereof; PROVIDED, HOWEVER, that any successor servicer, excluding the Master Servicer or the Grantor Trustee, as applicable, shall satisfy the requirements of an Eligible Servicer and shall be approved by the Rating Agencies.

            Section 4.08 COLLECTIONS FROM INSURANCE POLICIES. Any Insurance Proceeds collected by the Servicer under any Insurance Policies shall be paid over or applied by the Servicer as follows:

            (a) In the case of amounts received in respect of any Home Loan:

                  (i) for the restoration or repair of the affected Property, in which event such amounts shall be released to the Obligor in accordance with the terms of the related Debt Instrument, Mortgage or Manufactured Home Contract, or

                  (ii) to the extent not so used, in reduction of the Principal Balance of the related Home Loan, in which event such amounts shall be deposited into the Collection Account pursuant to SECTION 5.01(B)(I) hereof, unless the related Debt Instrument, Mortgage or Manufactured Home Contract require a different application, in which case such amounts shall be applied in the manner provided therein; and

            (b) Subject to SECTIONS 4.10 and 4.11(C) hereof, in the case of amounts received in respect of any Foreclosure Property, for the restoration or repair of such Foreclosure Property, unless the Servicer determines, consistent with the servicing standard set forth in SECTION 4.01 hereof, that such restoration or repair is not in the best economic interest of the Grantor Trust Holder, in which event such amounts shall be deposited into the Collection Account pursuant to SECTION 5.01(B)(I) hereof.

            Section 4.09 REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION; 144A INFORMATION. (a) The Indenture Trustee shall, on behalf of the Issuer, cause to be filed with the Securities and Exchange Commission within 15 days after each Payment Date all monthly Payment Statements on Form 8-K and annual reports on Form 10-K in the form attached as EXHIBIT E or as otherwise required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Indenture Trustee, each of the Servicer and each Transferor shall cooperate with the Indenture Trustee in the preparation of any such report and shall provide to the Indenture Trustee in a timely manner all such information or documentation as the Indenture Trustee may reasonably request in connection with the performance of its duties and obligations under this SECTION
4.09. The Indenture Trustee shall indemnify and hold harmless each of the Issuer and the Depositor for any costs, expenses or liability arising as a result of the failure of the Indenture Trustee to perform its duties and obligations under this SECTION 4.09.

            (b) The Servicer shall provide to the Indenture Trustee, if requested, information regarding the Class B-2 Notes and the Home Loans and such other information as the Indenture Trustee shall be required to deliver to any holder of a Class B-2 Note and any prospective transferee designated by any such holder to satisfy the condition of eligibility set forth in Rule 144A(d)(4) under the Securities Act.

            Section 4.10 RECOVERY FROM DEFAULTED HOME LOANS AND LIQUIDATED HOME LOANS.

            (a) GENERAL STANDARD. If any Home Loan becomes a Defaulted Home Loan, then the Servicer, in accordance with the servicing standard in SECTION 4.01(A), shall take such action as it shall deem to be in the best interest of the Grantor Trust Holder and Securityholders, including but not limited to (i) repurchasing or substituting such Defaulted Home Loan pursuant to SECTION 3.05,
(ii) accepting short payoffs or short sales, (iii) entering into assumptions and modifications, (iv) referring such Defaulted Home Loan to a collection agency or attorney, or pursuing collection litigation or alternative court proceedings to foreclosure actions, (v) selling such Defaulted Home Loan to another person,
(vi) foreclosing or proceeding against the Property securing such Defaulted Home Loan, (vii) exercising any power of sale to the extent permitted by law, (viii) obtain a deed in lieu of foreclosure, or (ix) otherwise acquiring possession of or title to any Mortgaged Property or Manufactured Home, by operation of law or otherwise. The Servicer shall be acting in the best interests of the Grantor Trust Holder and Securityholders, when the Servicer, in accordance with the Accepted Servicing Procedures, undertakes actions to collect a Defaulted Home Loan that have a higher likelihood of a reasonable recovery within a shorter time period, and foregoes taking actions that have a lower likelihood of a larger recovery over a longer time period. If with respect to a Defaulted Home Loan the Servicer decides not to proceed against the Property or Obligor, as applicable, then the Servicer shall determine in accordance with the Accepted Servicing Procedures that there is not a reasonable likelihood of (A) recovering an economically significant amount attributable to the outstanding interest and principal owing on such Home Loan as a result of such proceeding, in excess of
(B) the costs and expenses to obtain such recovery (including without limitation any Servicing Advances and, if applicable, the outstanding indebtedness of all Superior Liens), and in relation to (C) the expected timing of such recovery therefrom. If the Servicer makes a determination not to proceed either against the Property or the Obligor, then the Servicer shall give notice to such effect to the Master Servicer, the Grantor Trustee and the Indenture Trustee.

            In connection with the monthly reporting in SECTION 6.01(A) hereof, the Servicer shall deliver to the Indenture Trustee and the Master Servicer a report (in the form of EXHIBIT C attached hereto) (the "LOAN LIQUIDATION REPORT"), which sets forth the liquidation information for each Home Loan that became a Liquidated Home Loan during the preceding Due Period. In addition, on a monthly basis, the Servicer shall provide a report to the Master Servicer that summarizes the final actions of the Servicer taken during the preceding Due Period with respect to any Home Loans pursuant to this Section.

            Neither the Master Servicer, the Grantor Trustee, the Indenture Trustee, the Issuer nor the Depositor shall have any responsibility or obligation to review or verify any determination or approve any actions, made by the Servicer pursuant to this SECTION 4.10.

            (b) MODIFICATIONS OF DEFAULTED HOME LOANS. Notwithstanding SECTION 4.01(C) hereof, in accordance with SECTION 4.10(A), the Servicer may modify, vary or waive the terms of any Defaulted Home Loan in a manner that, in the Servicer's good faith judgement, would minimize the loss that might otherwise be experienced with respect to such Defaulted Home Loan under the circumstances, including without limitation the deferment or forgiveness of any principal or interest payments due or to become due thereon; PROVIDED, HOWEVER, that no such modification, variation or waiver of a Home Loan shall involve the execution by the related Obligor of a new Debt Instrument. If a Defaulted Home Loan is modified pursuant to this Section in a manner that releases a portion of the Principal Balance thereof, then such released amount shall be included as "Net Loan Losses" hereunder.

            (c) SHORT SALES AND SUBSTITUTIONS OF COLLATERAL. In accordance with the Accepted Servicing Procedures, the Servicer may permit an Obligor, who is selling their Property that constitutes such Obligor's principal residence and relocating to another location, to substitute as collateral for the related Home Loan the Obligor's new single family residence in place of the Property being sold or any other real or personal property of the Obligor, which may include an interim substitution of personal property pending the Obligor's acquisition of a new residence. Other than the pledge of any incident or ancillary personal property in connection with the pledge of real property, any pledge of personal property by an Obligor as for the related Home Loan pursuant to this Subsection ("SUBSTITUTE COLLATERAL") shall be limited to personal property consisting of one or more of the following types: (1) a deposit account at any federally insured depository institution; (2) a certificate of deposit or time deposit of any federally insured depository institution; or (3) such other types of personal property that have been approved by the Grantor Trustee, the Indenture Trustee and each Rating Agency as a form of Substitute Collateral hereunder, which may include an instrument (within the meaning of Section 9-105(1) of the
UCC) or a security (within the meaning of Section 8-102(1) of the UCC). Under certain circumstances, if such Obligor has received net proceeds from the sale of the prior residence that will not be applied to the purchase of the new residence, then the Servicer, in its discretion, may require that such Obligor either (i) make a partial prepayment in reduction of the principal balance of the Home Loan, or (ii) place such funds into a depository account or certificate of deposit as collateral for the related Home Loan. The Servicer shall undertake all actions, as deemed necessary or appropriate by the Servicer to effectuate the substitution of any real or personal property by an Obligor as collateral for the related Home Loan pursuant to this Subsection and the release of the then existing Property including all such actions to effectuate: (1) the inclusion of the security interests in such Substitute Collateral as part of the Grantor Trust Estate; (2) the delivery to the applicable Custodian for inclusion in the related Grantor Trustee's Home Loan File of an appropriate security agreement with respect to such Substitute Collateral (including a new Mortgage or Manufactured Home Contract with respect to any real property being substituted); (3) the delivery and pledge of the security interests in such Substitute Collateral to the Grantor Trustee under the Grantor Trust Agreement, including the delivery of any substitute Collateral consisting of primarily personal property in the same manner as provided by the definition of "Delivery" in SECTION 1.01 hereof; and (4) any other actions as reasonably requested by the Grantor Trustee or Indenture Trustee to accomplish such substitution of Substitute Collateral.

            In addition, if an Obligor is selling their Property and the circumstances relating to such sale involve compensating factors or a distressed situation, in each case as determined solely by the Servicer, then in accordance with the Accepted Servicing Procedures the Servicer may: (i) accept a partial prepayment by the Obligor of the Principal Balance in consideration for a release of the Property as security for the Home Loan, but with a continuation of the Debt Instrument and the Home Loan on an unsecured basis (i.e., a "short sale"); or (ii) accept a settlement involving a partial payment by the Obligor in consideration for the termination of the Home Loan, the cancellation of the Debt Instrument and the release of the Property (i.e., a "short pay-off").

            (d) SALE AND CHARGE-OFF OF DEFAULTED HOME LOANS.  In accordance with
SECTION 4.10(A) HEREOF, the Servicer, in its discretion, shall have the power and authority to sell any Defaulted Home Loan or Liquidated Home Loan, on behalf of the Grantor Trustee for the benefit of the Grantor Trust Holder and the Securityholders, to one or more Persons in a manner that will be likely to obtain a reasonable recovery of net proceeds therefrom under the circumstances. Notwithstanding the preceding sentence, an Affiliate of the Servicer shall have the right to purchase any Defaulted Home Loan, if at the time of such purchase none of the original ratings assigned to the Notes by any Rating Agency have been downgraded, or if a ratings downgrade has occurred each Rating Agency consents to such purchase. The purchase price paid for any Defaulted Home Loan sold to an Affiliate of the Servicer shall not be less than the price that, in the reasonable judgment of the Servicer, would have been paid for such Defaulted Home Loan by Person who is not an Affiliate of the Servicer. The Servicer shall promptly deposit the Net Liquidation Proceeds, as applicable, from the sale of any Defaulted Home Loans or Liquidated Home Loans into the Collection Account in accordance with SECTION 5.01 hereof.

            (e) DEFAULTED SUPERIOR LIENS. If the Servicer is notified that any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien, or has declared or intends to declare a default under the related mortgage or the promissory note secured thereby, or has filed or intends to file an election to have any Property sold or foreclosed, then, in accordance with the SECTION 4.10(A) hereof and on behalf of the Grantor Trust and the Grantor Trustee, the Servicer shall take all reasonable actions that are necessary to protect the interests of the Grantor Trust Holder and/or to preserve the security of the related Home Loan. The Servicer shall promptly notify the Grantor Trustee if it determines not to take action with respect to such Superior Lien.

            (f) FORECLOSURE ACTIONS. In accordance with the criteria for proceeding against the Property set forth in SECTION 4.10(A) hereof, unless otherwise prohibited by applicable law or court or administrative order, the Servicer, on behalf of the Grantor Trust Holders, may, at any time, institute foreclosure proceedings to the extent permitted by law, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to the related Property, by operation of law or otherwise. In accordance with SECTION 4.10(A) hereof, and (i) in the case of any Mortgage or Manufactured Home Contract in a first lien position the Servicer shall, or (ii) in the case of any Mortgage or Manufactured Home Contract in a subordinate lien position the Servicer shall have the option to, institute foreclosure proceedings, repossess, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure or otherwise acquire possession of or title to any Property, by operation of law or otherwise; PROVIDED, HOWEVER, that in each case the Servicer shall have determined there is a reasonable likelihood of (A) recovering an economically significant amount attributable to the outstanding interest and principal owing on such Home Loan as a result of such actions, in excess of (B) the costs and expenses to obtain such recovery (including without limitation any Servicing Advances and, if applicable, the outstanding indebtedness of all Superior Liens), and in relation to (C) the expected timing of such recovery therefrom.

            Prior to acquiring any Foreclosure Property, however, the Servicer shall cause a review to be performed, in accordance with the Accepted Servicing Procedures, on the related Property by a company such as Equifax, Inc. or Toxicheck, and the scope of such review shall be limited to the review of public records and documents for indications that such Property has on it, has under it, or is near hazardous or toxic material or waste. If such review reveals that the Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, and the Servicer decides to proceed with the acquisition of such Property, then the Servicer shall provide to the Master Servicer, the Grantor Trustee and the Indenture Trustee an Officer's Certificate with a copy of the related report that substantiates such decision. Such Officer's Certificate shall provide that based on an analysis of all available information in the report (including potential clean up costs and liability claims) at the time it is the best judgment of the Responsible Officer making such certification that such foreclosure shall increase Net Liquidation Proceeds to the Grantor Trust. Upon the receipt of any such Officer's Certificate, the Grantor Trustee, in its reasonable discretion, shall determine whether to take title to such Property. The Grantor Trustee shall promptly forward such report and Officer's Certificate to the Grantor Trust Holder.

            (g) POWERS OF ATTORNEY. The Grantor Trustee shall furnish the Servicer, within 5 days after request of the Servicer therefor, any powers of attorney and other documents necessary and appropriate to carry out its duties under SECTIONS 4.10 and 4.11 hereof, including any documents or powers of attorney necessary to foreclose any Mortgage or Manufactured Home Contract. The forms of any such powers or documents shall be appended to such requests.

            (h) POST LIQUIDATION PROCEEDS. During any Due Period occurring after a Home Loan becomes a Liquidated Home Loan, the Servicer shall deposit into the Collection Account any Net Liquidation Proceeds received by it with respect to such Liquidated Home Loan or the related Foreclosure Property.

            Section 4.11 TITLE, MANAGEMENT AND DISPOSITION OF FORECLOSURE PROPERTY.

            (a) GENERAL STANDARD. If any Property is acquired in foreclosure or by deed in lieu of foreclosure (a "FORECLOSURE PROPERTY") pursuant to SECTION 4.10, the deed or certificate of sale shall be taken in the name of the Grantor Trustee for the benefit of the Grantor Trust Holder. The Servicer, or its agents, shall manage, conserve, protect, operate, market, sell and liquidate each Foreclosure Property for the Grantor Trustee and the Grantor Trust Holder solely for the purpose of the prudent and prompt disposition and sale of such Foreclosure Property in accordance with the Accepted Servicing Procedures. The Servicer shall be responsible for all costs and expenses incurred by it with respect to any Foreclosure Property; PROVIDED, HOWEVER, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated herein.

            (b) SALE OF FORECLOSURE PROPERTY. The Servicer may offer to sell to any Person any Foreclosure Property, if and when the Servicer determines, in a manner consistent with the Accepted Servicing Procedures, that such a sale would be in the best interests of the Grantor Trust. The Servicer shall give the Master Servicer, the Grantor Trustee and the Indenture Trustee notice of its intention to sell any Foreclosure Property and shall accept the highest bid received from any Person that is determined to be a fair price for such Foreclosure Property by the Servicer, if the highest bidder is a Person other than an Affiliate of the Servicer, or by an Independent appraiser retained by the Servicer, if the highest bidder is an Affiliate of the Servicer. In the absence of any bid determined to be fair as aforesaid, the Servicer shall offer the affected Foreclosure Property for sale to any Person, other than an Affiliate of the Servicer, in a commercially reasonable manner for a period of not less than 10 or more than 30 days, and shall accept the highest cash bid received therefor in excess of the highest bid previously submitted. If no such bid is received, any Affiliate of the Servicer may resubmit its original bid and the Servicer shall accept the highest outstanding cash bid, regardless of from whom received. No Affiliate of the Servicer shall be obligated to submit a bid to purchase any Foreclosure Property and, notwithstanding anything to the contrary herein, neither the Grantor Trustee, the Owner Trustee or the Indenture Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Foreclosure Property pursuant hereto.

            Subject to the provisions of SECTION 4.10 hereof, the Servicer shall act on behalf of the Grantor Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Foreclosure Property, including the collection of all amounts payable in connection therewith. Any sale of a Foreclosure Property shall be without recourse to the Grantor Trustee, the Master Servicer, the Servicer or the Grantor Trust and, if consummated in accordance with the terms of this Agreement, neither the Servicer nor the Grantor Trustee shall have any liability to any Grantor Trust Holder, the Master Servicer or any Securityholder with respect to the purchase price therefor accepted by the Servicer or the Grantor Trustee.

            (c) RESTORATION OF FORECLOSURE PROPERTY. If a Foreclosure Property has suffered damage and the complete restoration of such property is not fully reimbursable by the proceeds from any hazard insurance policies, then the Servicer shall not be required to make any Servicing Advance for the restoration of such Foreclosure Property, unless in the reasonable judgment of the Servicer, as evidenced by an Officer's Certificate (which shall be delivered to the Master Servicer), such restoration is likely to increase the net proceeds from the liquidation of the related Home Loan after reimbursement for all Servicing Advances. (See also SECTION 4.08 regarding collections from insurance policies.)

            (d) CONTRACTING FOR OPERATION OF FORECLOSURE PROPERTY. In accordance with the Accepted Servicing Procedures, the Servicer may contract with any independent contractor for the operation, management, marketing or sale of any Foreclosure Property; PROVIDED, HOWEVER, that the terms and conditions of any such contract shall not be inconsistent with this Agreement; PROVIDED, FURTHER, that none of the provisions of this SECTION 4.11 relating to any such contract or to actions taken through any such independent contractor shall be deemed to relieve the Servicer of any of its duties and obligations hereunder with respect to the operation, management, marketing or sale of any such Foreclosure Property. The Servicer shall be entitled to enter into any agreement with any independent contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such independent contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall not be liable for any fees owed by it to any such independent contractor and any amounts so expended shall be deemed Servicing Advances.


                                    ARTICLE V

                         ESTABLISHMENT OF TRUST ACCOUNTS

            Section 5.01      COLLECTION ACCOUNT AND NOTE PAYMENT ACCOUNT.

            (a) (i) ESTABLISHMENT OF COLLECTION ACCOUNT. The Servicer, for the benefit of the Securityholders, the Indenture Trustee and the Grantor Trust Holder, shall cause to be established and maintained in the name of the Indenture Trustee one or more Collection Accounts (collectively, the "COLLECTION ACCOUNT"), which shall be separate Eligible Accounts and may be interest-bearing, and which shall be entitled "Collection Account, U.S. Bank National Association, as Indenture Trustee, in trust for the Empire Funding Home Loan Asset Backed Notes, Series 1999-1." The Collection Account may be maintained with the Indenture Trustee or any other depository institution which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account other than one maintained with the Indenture Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution acceptable to the Indenture Trustee. A copy of such letter agreement shall be furnished to the Indenture Trustee and, upon request of any Grantor Trust Holder, to such Grantor Trust Holder. Funds in the Collection Account shall be invested in accordance with SECTION 5.03 hereof.

            The Collection Account shall be established, as of the Closing Date, with the Indenture Trustee as an Eligible Account pursuant to the definition thereof. The Collection Account may, upon written notice to the Grantor Trustee and the Indenture Trustee, be transferred to a different depository institution so long as such transfer is to an Eligible Account acceptable to the Indenture Trustee.

                  (ii) ESTABLISHMENT OF NOTE PAYMENT ACCOUNT. No later than the Closing Date, the Servicer, for the benefit of the Noteholders, shall cause to be established and maintained with the Indenture Trustee one or more Note Payment Accounts (collectively, the "NOTE PAYMENT ACCOUNT"), which shall be separate Eligible Accounts and may be interest-bearing, and which shall be entitled "Note Payment Account, U.S. Bank National
      Association, as Indenture Trustee, in trust for the Empire Funding Home Loan Asset Backed Notes, Series 1999-1." Funds in the Note Payment Account shall be invested in accordance with SECTION 5.03 hereof.

            (b) (i) DEPOSITS TO COLLECTION ACCOUNT. The Servicer shall use its best efforts to deposit or cause to be deposited (without duplication), within two (2) Business Days after receipt thereof, into the Collection Account and retain therein in trust for the benefit of the Grantor Trust Holder:

                        (A) all payments of  principal  and interest on the Home
            Loans collected after the Cut-Off Date, but excluding 80% of the interest collected on each Home Loan during the first Due Period which shall be retained by the Transferor that sold such Home Loan to the Depositor;

                        (B) all Net  Liquidation  Proceeds  pursuant  to SECTION
            4.11 hereof;

                        (C)   all Insurance Proceeds;

                        (D)   all Released Property Proceeds;

                        (E) any amounts payable in connection with the repurchase of any Home Loan and the amount of any Substitution Adjustment pursuant to SECTION 2.06 of the Grantor Trust Agreement and SECTION 3.05 hereof;

                        (F) the deposit of the  Termination  Price under SECTION
            11.01 hereof; and

                        (G) amounts received from Empire Subservicer or the Servicer pursuant to SECTION 5.03(B) hereof in respect of losses on funds held in the Collection Account.

            The Servicer or Empire Subservicer, as applicable, shall be entitled to retain and not deposit into the Collection Account any amounts received with respect to a Home Loan that constitute additional servicing compensation pursuant to SECTION 7.03 hereof or additional subservicing compensation pursuant to SECTION 4.05(B) hereof, and such amounts retained by the Servicer or Empire Subservicer during a Due Period shall be excluded from the calculation of the Servicing Compensation or Empire Subservicing Compensation, as applicable, that is distributable to the Servicer or Empire Subservicer, as applicable, from the Note Payment Account on the next Payment Date following such Due Period.

                  (ii)  DEPOSITS TO NOTE PAYMENT ACCOUNT.

                        (A) On the  sixth  (6th)  Business  Day  prior  to  each
            Payment Date, the Indenture Trustee (based on information provided by the Servicer for such Payment Date) shall withdraw from the Collection Account the Available Collection Amount as a distribution in respect of the Grantor Trust Certificate pursuant to SECTION 5.01 of the Grantor Trust Agreement and deposit such into the Note Payment Account for such Payment Date; and

                        (B) Amounts deposited by the Master Servicer pursuant to
            SECTION 5.03(B) hereof on account of net losses sustained, if any, by investments held therein.

                  (iii) WITHDRAWALS FROM COLLECTION ACCOUNT. The Indenture Trustee, at the direction of the Servicer, shall also make the following withdrawals from the Collection Account, in no particular order of priority:

                        (A) to withdraw  any amount not required to be deposited
            in the Collection Account or deposited therein in error;

                        (B) to withdraw any Servicing Advance Reimbursement Amounts; and

                        (C) to clear and  terminate  the  Collection  Account in
            connection with the termination of this Agreement.

            (c) WITHDRAWALS FROM NOTE PAYMENT ACCOUNT. To the extent funds are available in the Note Payment Account, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Payment Date) shall make withdrawals therefrom by 9:00 a.m. (New York City time) on each Payment Date, for application in the following order of priority:

                  (i) to distribute on such Payment Date the following amounts related to such Payment Date pursuant to the Indenture in the following order: (a) to the Master Servicer an amount equal to the Master Servicer Compensation and all unpaid Master Servicer Compensation from prior Payment Dates; (b) to Empire Funding (if Empire Funding is the Subservicer for such Payment Date) an amount equal to the Empire Subservicer Compensation (net of the sum of any amounts retained prior to deposit into the Collection Account pursuant to subsection (b)(1) above) and all unpaid Empire Subservicer Compensation from prior Payment Dates; (c) to the Servicer, on behalf of the Grantor Trustee, an amount equal to the Servicing Compensation (net of the sum of any amounts retained prior to deposit into the Collection Account pursuant to subsection (b)(1) above) and all unpaid Servicing Compensation from prior Payment Dates; (d) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Payment Dates; (e) to the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Payment Dates; (f) to the Custodian on behalf of the Grantor Trustee, an amount equal to the Custodian Fee, if any, and all unpaid Custodian Fees from prior Payment Dates; and (g) to the Grantor Trustee, an amount equal to the Grantor Trustee Fee, if any, and all unpaid Grantor Trustee Fees from prior Payment Dates; and

                  (ii)  subject  to the  priority  of  payments  in  Subsections
      5.01(d) and (e) below, to deposit into the Certificate Distribution Account the applicable portions of the Available Payment Amount distributable in respect of the Residual Interest Certificates as calculated pursuant to subsection (e) of this SECTION 5.01 on such Payment Date.

            Notwithstanding that the Notes have been paid in full, the Indenture Trustee and the Servicer shall continue to maintain the Collection Account and the Note Payment Account hereunder until the Class Principal Balance of each Class of Notes has been reduced to zero.

            (d) REGULAR PAYMENT AMOUNT WITHDRAWALS FROM NOTE PAYMENT ACCOUNT. On each Payment Date, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Payment Date) shall distribute the Regular Payment Amount from the Note Payment Account (in the case of all amounts distributable to Noteholders) and from the Certificate Distribution Account (in the case of all amounts distributable to Certificateholders), in the following order of priority:

                  (i) to the holders of the Senior Notes pro rata, their respective portions of the Senior Noteholders Interest Payment Amount for such Payment Date;

                  (ii) sequentially, to the holders of the Class M-1 and Class M-2 Notes, in that order, their respective portions of the Mezzanine Noteholders' Interest Payment Amount for such Payment Date;

                  (iii) sequentially, to the holders of the Class B-1 and Class B-2 Notes, in that order, their respective portions of the Subordinate Noteholders' Interest Payment Amount for such Payment Date;

                  (iv) (a) sequentially, to pay principal of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes, in that order, until their respective Class Principal Balances are reduced to zero, the amount necessary to reduce the aggregate Class Principal Balance of the Senior Notes to the Senior Optimal Principal Balance for such Payment Date; (b) PROVIDED, HOWEVER, that notwithstanding the payment priorities set forth in clause (a) above, on each Payment Date occurring on or after the reduction of the Class Principal Balances of the Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes to zero through the application of Allocable Loss Amounts, payments shall be made among the then outstanding Senior A Notes pro rata based on their respective Class Principal Balances and not in accordance with the priorities set forth in clause (a) above;

                  (v) sequentially, to pay principal of the Class M-1 Notes and Class M-2 Notes in that order, the amount necessary to reduce the Class Principal Balances thereof to the Class M-1 Optimal Principal Balance and the Class M-2 Optimal Principal Balance, respectively, for such Payment Date;

                  (vi) sequentially, to pay principal of the Class B-1 and Class B-2 Notes, in that order, the amount necessary to reduce the Class Principal Balances thereof to the Class B-1 Optimal Principal Balance and the Class B-2 Optimal Principal Balance, respectively, for such Payment Date;

                  (vii) any remaining amount after the application of funds pursuant to clauses (i)-(vi) above to be applied in the same manner as Excess Spread as specified in subsection (e) below.

            (e) EXCESS SPREAD WITHDRAWALS FROM NOTE PAYMENT ACCOUNT. On each Payment Date, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Payment
Date) shall distribute the Excess Spread in the following order of priority (in each case after giving effect to all payments specified in SECTION 5.01(D) hereof):

                  (i) in an amount up to the Overcollateralization Deficiency Amount, if any, as follows:

                        (A) sequentially, to pay principal of the Class A-1, Class A-2, Class A-3, Class A-4 Notes and Class A-5 Notes, in that order, until their respective Class Principal Balances are reduced to zero, the amount necessary to reduce the aggregate Class
            Principal Balance of such Senior Notes to the Senior Optimal Principal Balance for such Payment Date;

                        (B) sequentially, to pay principal of the Class M-1 Notes and Class M-2 Notes, in that order, until the respective Class Principal Balances thereof have been reduced to the Class M-1 Optimal Principal Balance and Class M-2 Optimal Principal Balance, respectively, for such Payment Date; and

                        (C) sequentially, to pay principal of the Class B-1 Notes and Class B-2 Notes, in that order, until the respective Class Principal Balances thereof have been reduced to the Class B-1 Optimal Principal Balance and the Class B-2 Optimal Principal Balance, respectively, for such Payment Date; and

                  (ii) sequentially, to the Class M-1 Notes, the Class M-2 Notes, Class B-1 Notes and the Class B-2 Notes, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full (in the case of the Class M-1 Notes and Class M-2 Notes: first, to the reimbursement of Allocable Loss Amounts until completely reimbursed and, then, to any accrued interest thereon);

                  (iii) to pay any remaining  amount (A) first,  to the Servicer or Empire Subservicer, as applicable, in an amount equal to any outstanding Nonrecoverable Servicing Advances, and (B) then, for deposit into the Certificate Distribution Account for payment to the holders of the Residual Interest Certificates.

            (f) All payments made on each Class of Notes on each Payment Date will be made on a pro rata basis among the Noteholders of record of such Class of Notes on the next preceding Record Date based on the Note Percentage Interest represented by their respective Notes, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall own of record Notes in original Denominations aggregating at least $250,000 and shall have so notified the Indenture Trustee, and otherwise by check mailed to the address of such Noteholder appearing in the Notes Register. The final payment on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final payment.

            Section 5.02      CERTIFICATE DISTRIBUTION ACCOUNT.

            (a) ESTABLISHMENT OF CERTIFICATE DISTRIBUTION ACCOUNT. No later than the Closing Date, the Servicer, for the benefit of the Certificateholders, shall cause to be established and maintained with the Indenture Trustee for the benefit of the Owner Trustee, on behalf of the Issuer and the Certificateholders, one or more Certificate Distribution Accounts (collectively, the "CERTIFICATE DISTRIBUTION ACCOUNT"), which shall be separate Eligible Accounts and may be interest-bearing, entitled "Certificate Distribution Account, U.S. Bank National Association, as Indenture Trustee, in trust for the Empire Funding Home Loan Owner Trust Series 1999-1." Funds in the Certificate Distribution Account shall be invested in accordance with SECTION 5.03 hereof.

            (b) DEPOSITS TO AND DISTRIBUTIONS FROM CERTIFICATE DISTRIBUTION ACCOUNT. On each Payment Date the Indenture Trustee shall withdraw from the Note Payment Account all amounts required to be deposited into the Certificate Distribution Account with respect to such Payment Date pursuant to SECTION 5.01(C)(II) hereof and, on behalf of the Owner Trustee, shall deposit such amounts into the Certificate Distribution Account. The Indenture Trustee shall make payments of all remaining amounts on deposit in the Note Payment Account to the holders of the Notes to the extent of amounts due and unpaid on the Notes for principal thereof and interest thereon in accordance with SECTION 5.01(D) and (E) hereof. The Indenture Trustee, on behalf of the Owner Trustee, shall distribute all amounts on deposit in the Certificate Distribution Account to the holders of the Residual Interest Certificates. The Indenture Trustee, on behalf of the Owner Trustee, also shall withdraw from the Certificate Distribution Account any amount not required to be deposited in the Certificate Distribution Account or deposited therein in error.

            (c) DISTRIBUTIONS ON THE RESIDUAL INTEREST CERTIFICATES. All distributions made on the Residual Interest Certificates on each Payment Date will be made pro rata among the holders of the Residual Interest Certificates of record on the next preceding Record Date based on their Percentage Interest in the Residual Interest Certificates, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall own of record a Residual Interest Certificate in an original denomination aggregating at least a 50% holding of the Residual Interest Certificates and shall have so notified the Indenture Trustee at least 5 Business Days prior thereto, and otherwise by check mailed to the address of such Residual Interest holder appearing in the Certificate Register. The final distribution on each Residual Interest Certificate will be made in like manner, but only upon presentment and surrender of such Residual Interest Certificate at the location specified in the notice to holders of the Residual Interest Certificates of such final distribution. Any amount distributed to the holders of the Residual Interest Certificates on any Payment Date shall not be subject to any claim or interest of holders of the other Classes of Notes.

            Section 5.03      TRUST ACCOUNTS; TRUST ACCOUNT PROPERTY.

            (a)  CONTROL  OF TRUST  ACCOUNTS.  Each of the  Trust  Accounts  (or
interests therein) established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture. Amounts distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such distribution thereunder or hereunder. Subject to SECTIONS 5.01 and 5.02 hereof, the Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Owner Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall, within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

            With respect to the Trust Accounts (other than the Certificate Distribution Account), the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Securityholders and the Issuer, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

            In addition to this Agreement and the Indenture, the Certificate Distribution Account established hereunder shall also be subject to and established and maintained in accordance with the Owner Trust Agreement. Subject to rights of the Indenture Trustee and the Noteholders hereunder and under the Indenture, the Owner Trustee shall possess for the benefit of the Certificateholders all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Owner Trust Estate. Subject to the rights of the Indenture Trustee and the Noteholders, the Owner Trustee agrees, by its acceptance hereof, that such Certificate Distribution Account shall be subject to the sole and exclusive custody and control of the Owner Trustee for the benefit of the Issuer and the parties entitled to payments and distributions therefrom, including, without limitation, the Certificateholders, and the Owner Trustee shall have sole signature and withdrawal authority with respect to the Certificate Distribution Account. Notwithstanding the preceding, the distribution of amounts from the Certificate Distribution Account in accordance with SECTION 5.01(C)(II) hereof shall also be made for the benefit of the Indenture Trustee (including without limitation with respect to its duties under the Indenture and this Agreement relating to the Owner Trust Estate), and the Indenture Trustee (in its capacity as Indenture Trustee) shall have the right, but not the obligation, to take custody and control of the Certificate Distribution Account and to cause the distribution of amounts therefrom in the event that the Owner Trustee fails to distribute such amounts in accordance with subsections (c) and (d) of SECTION 5.02.

            In accordance with SECTIONS 5.01 and 5.02 hereof, the Servicer or the Master Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee or Owner Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Master Servicer or the Issuer to carry out their respective duties hereunder or permitting the Indenture Trustee or Owner Trustee to carry out their respective duties herein or under the Indenture, the Owner Trust Agreement or the Grantor Trust Agreement, as applicable.

            (b) (i) INVESTMENT OF FUNDS. So long as no Event of Default shall have occurred and be continuing, the funds held in any Trust Account may be invested by the Indenture Trustee (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, except that funds held in the Note Payment Account shall be invested in Permitted Investments as directed by the Master Servicer and funds held in the Collection Account shall be invested in Permitted Investments as directed by Empire Subservicer, if it is acting as Subservicer, otherwise the Servicer. Any directions for investment of funds in any Trust Account shall be made in writing or by telephone or facsimile transmission confirmed in writing. In any case, funds in any Trust Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than the Business Day immediately preceding the Payment Date next following the date of such investment (except that Permitted Investments representing investments in the Indenture Trustee or the Master Servicer may mature on the Payment Date) and shall not be sold or disposed of prior to its maturity subject to subsection (b)(2) of this Section. All interest and any other investment earnings on amounts or investments held in any Trust Account shall be deposited into such Trust Account immediately upon receipt by the Indenture Trustee. All Permitted Investments in which funds in any Trust Account (other than the Certificate Distribution Account) are invested must be held by or registered in the name of "U.S. Bank National Association, as Indenture Trustee, in trust for the Empire Funding Home Loan Asset Backed Notes, Series 1999-1." While the Indenture Trustee holds the Certificate Distribution Account, on behalf of the Owner Trustee, all Permitted Investments in which funds in the Certificate Distribution Account are invested shall be held by or registered in the name of "U.S. Bank National Association, on behalf of the Owner Trustee, in trust for the Empire Funding Home Loan Asset Backed Notes, Series 1999-1."

                  (ii) INSUFFICIENCY AND LOSSES IN TRUST ACCOUNTS. If any amounts are needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee or Owner Trustee, respectively, to perform in accordance with this SECTION
      5.03 hereof or the Indenture Trustee is the obligor under the Permitted Investment and has defaulted thereon.

            If any losses are realized in connection with any investment in any Trust Account pursuant to this Agreement and the Indenture, then either Empire Subservicer, if acting as Subservicer, pursuant to SECTION 5.01(B)(I) hereof, otherwise the Servicer, in the case of the Collection Account, or the Master Servicer pursuant to SECTION 5.01(C) hereof, in the case of the Note Payment Account, shall deposit the amount of such losses (to the extent not offset by income from other investments in such Trust Account) into such Trust Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in any Trust Account (other than the Note Payment Account and the Collection Account) shall be the income of the Issuer (or, when there is a single beneficial owner of a Residual Interest Certificate, such owner), and for federal and state income tax purposes the Issuer (or such single beneficial owner) shall be the owner (or beneficial owner in the case of the Collection Account).

            (c) NO LIABILITY FOR LOSSES. Subject to Section 6.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

            (d) DELIVERY OF TRUST ACCOUNT PROPERTY. With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

                  (i) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of subsection (a) of this SECTION 5.03; and each such Eligible Account shall be subject to the sole and exclusive dominion, custody and control of the Indenture Trustee; and, without limitation on the foregoing, the Indenture Trustee shall have sole signature authority with respect thereto;

                  (ii) any Trust Account Property described in clause (a) of the definition of "Delivery" in SECTION 1.1 hereof shall be delivered to and maintained by the Indenture Trustee in accordance with the definition of "Delivery" in SECTION 1.1 hereof and shall be held, pending maturity or disposition, solely by or on behalf of the Indenture Trustee; and

                  (iii) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered to and maintained by the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" in
      SECTION 1.1 hereof.

            Section 5.04 ALLOCATION OF LOSSES. (a) In the event that Net Liquidation Proceeds, Insurance Proceeds or Released Property Proceeds on a Liquidated Home Loan are less than the related Principal Balance plus accrued interest thereon, or any Obligor makes a partial payment of any Monthly Payment due on a Home Loan, such Net Liquidation Proceeds, Insurance Proceeds, Released Property Proceeds or partial payment shall be applied to payment of the related Debt Instrument, first, to interest accrued at the Home Loan Interest Rate and, then, to principal.

            (b) On any Payment Date, any Allocable Loss Amounts shall be applied to the reduction of the Class Principal Balances of the Class B-2, the Class B-1 Notes, the Class M-1 Notes and Class M-2 Notes in accordance with the Allocable Loss Amount Priority; PROVIDED HOWEVER, on the date on which the Class Principal Balance of the Class B-2 Notes would be reduced to zero by the allocation of losses on the Home Loans pursuant to this SECTION 5.04(B), such losses will be applied to reduce the Subordinate Noteholders' Monthly Interest Payment Amount with respect to the Class B-2 Notes to zero prior to the allocation of such losses to the Class Principal Balance of the Class B-1 Notes.


                                   ARTICLE VI

                       STATEMENTS AND REPORTS; WITHHOLDING

            Section 6.01      STATEMENTS.

            (a) No later than each Determination Date, the Servicer shall deliver to the Indenture Trustee and the Master Servicer by facsimile, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Determination Date, the Servicer's Monthly Remittance Report, setting forth the date of such Report (day, month and year), the name of the Issuer (i.e., "Empire Funding Home Loan Owner Trust 1999-1"), the Series designation of the Notes (i.e., "Series 1999-1") and the date of this Agreement, all in substantially the form set out in Exhibit B hereto. Furthermore, no later than each Determination Date, the Servicer shall deliver to the Master Servicer and the Indenture Trustee a magnetic tape or computer disk providing such information regarding the Servicer's activities in servicing the Home Loans during the related Due Period as the Indenture Trustee or the Master Servicer may reasonably require. The Servicer also shall deliver any Loan Liquidation Reports pursuant to SECTION 4.10(A) hereof.

            (b) On each Payment Date, Indenture Trustee shall distribute, based on information provided by the Servicer, a monthly statement (the "PAYMENT STATEMENT") to the Depositor, the Master Servicer, the Securityholders and the Rating Agencies, stating the date of original issuance of the Notes (day, month and year), the name of the Issuer (i.e., "Empire Funding Home Loan Owner Trust 1999-1"), the Series designation of the Notes (i.e., "Series 1999-1"), the date of this Agreement and the following information:

                  (i)   the  Available  Collection  Amount,  Available   Payment
      Amount, the Regular Payment Amount and the Excess Spread for the related Payment Date;

                  (ii) the Class Principal Balance of each Class of Notes before and after giving effect to payments made to the holders of such Notes on such Payment Date, and the Pool Principal Balance as of the first and last day of the related Due Period;

                  (iii) the Class Factor with respect to each Class of the Notes then outstanding;

                  (iv) the amount of principal, if any, and interest to be distributed to each Class of Notes on the related Payment Date;

                  (v) with respect to each Class of Notes, the Optimal Principal Balance thereof;

                  (vi) the Overcollateralization Deficiency Amount or any Overcollateralization Reduction Amount, and any amount to be distributed to the Noteholders or the holders of the Residual Interest on such Payment Date;

                  (vii) the Master Servicer Compensation, the Servicing Compensation, the Empire Subservicing Compensation, the Indenture Trustee Fee, the Grantor Trustee Fee, the Owner Trustee Fee and, the Custodian Fee, if any, for such Payment Date;

                  (viii) the Overcollateralization Amount on such Payment Date, the Overcollateralization Target Amount as of such Payment Date, the Net Loan Losses incurred during the related Due Period, the cumulative Net Loan Losses as of such Payment Date, the Allocable Loss Amount for such Payment Date, the application of the Allocable Loss Amount Priority for such Payment Date and any amounts of Loss Reimbursement Deficiency reimbursed on such Payment Date;

                  (ix) the weighted average maturity of the Home Loans and the weighted average Home Loan Interest Rate of the Home Loans;

                  (x) certain performance information, including, without limitation, delinquency and foreclosure information with respect to the Home Loans and 60-Day Delinquency Amounts (as defined in the definition of "Six-Month Rolling Delinquency Average" in SECTION 1.01 hereof), as set forth in the Servicer's Monthly Remittance Report;

                  (xi) the number of and aggregate Principal Balance of all Home Loans in foreclosure proceedings and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

                  (xii) the number of and the aggregate Principal Balance of the Home Loans in bankruptcy proceedings and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

                  (xiii) the number of Foreclosure Properties, the aggregate Principal Balance of the related Home Loans, the book value of such Foreclosure Properties and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

                  (xiv) during the related Due Period (and cumulatively, from the Closing Date through the most current Due Period), the number and aggregate Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans,
      (C) that became Deleted Home Loans pursuant to SECTION 3.05 hereof as a result of such Deleted Home Loans being Defective Home Loans, and (D) that became Deleted Home loans pursuant to SECTION 3.05 hereof as a result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in default or imminent default, including the foregoing amounts by loan type (i.e., Combination Loans, or Debt Consolidation Loans);

                  (xv) the scheduled principal payments and the principal prepayments received with respect to the Home Loans during the Due Period; and

                  (xvi) the number and aggregate Principal Balance of Home Loans that were 30, 60 or 90 days Delinquent as of the close of business on the last day of the related Due Period.

            In the case of information furnished to Securityholders pursuant to subclause (b)(iv) of this SECTION 6.01, the amounts shall be expressed as a dollar amount per Note with a $1,000 Denomination.

            All reports prepared by the Indenture Trustee of the withdrawals from and deposits in the Collection Account will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

            (c) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a Noteholder such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (b)(iv) of this SECTION 6.01, aggregated for such calendar year or applicable portion thereof during which such Person was a Noteholder.

            (d) On each Payment Date, the Indenture Trustee shall forward to The Depository Trust Company and to the holders of the Residual Interest Certificates a copy of the Payment Statement in respect of such Payment Date and a statement setting forth the amounts actually distributed to such holders of the Residual Interest Certificates on such Payment Date, together with such other information as the Indenture Trustee deems necessary or appropriate.

            (e) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a holder of Residual Interest Certificates, if requested in writing by such Person, a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a holder of Residual Interest Certificates.

            (f) The Indenture Trustee shall forward to each Noteholder and each holder of a Residual Interest Certificate, during the term of this Agreement, such periodic, special or other reports, including information tax returns or reports required with respect to the Notes and the Residual Interest Certificates, as shall be necessary, reasonable, or appropriate with respect to the Noteholders or the holders of Residual Interest Certificates, or otherwise with respect to the purposes of this Agreement, all such reports or information in the case of the Residual Interest Certificates to be provided by and in accordance with such applicable instructions and directions as the Majority Residual Interestholders may reasonably require.

            (g) Reports and computer tapes furnished by the Servicer and the Indenture Trustee and the Master Servicer pursuant to this Agreement shall be deemed confidential and of a proprietary nature and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Depositor or the Servicer or for any other purpose except as set forth in this Agreement.

            Section 6.02 WITHHOLDING. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local laws, with respect to the withholding from any payments made to any Noteholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, giving due effect to any applicable exemptions from such withholding and effective certifications or forms provided by the recipient. Any amounts withheld pursuant to this SECTION 6.02 shall be deemed to have been paid to the Noteholders for all purposes of this Agreement or the Indenture.


                                   ARTICLE VII

                           GENERAL SERVICING PROCEDURE

            Section 7.01      DUE-ON-SALE; DUE-ON-ENCUMBRANCE.

            (a) If any Home Loan contains a provision, in the nature of a "due-on-sale" clause, which by its terms:

                  (i) provides that such Home Loan shall (or may at the related lender's option) become due and payable upon the sale or other transfer of an interest in any related Property; or

                  (ii) provides that such Home Loan may not be assumed without the consent of the related lender in connection with any such sale or other transfer,

then, for so long as such Home Loan is included in the Grantor Trust, the Servicer, on behalf of the Grantor Trustee, shall exercise any right the Grantor Trustee may have as the lender of record with respect to such Home Loan (x) to accelerate the payments thereon or (y) to withhold its consent to any such sale or other transfer, in a manner consistent with the Accepted Servicing Procedures and subject to SECTION 4.10 or 7.01(C) hereof.

            (b) If any Home Loan contains a provision in the nature of a "due-on- encumbrance" clause, which by its terms:

                  (i) provides that such Home Loan shall (or may at the related lender's option) become due and payable upon the creation of any lien or other encumbrance on any related Property; or

                  (ii) requires the consent of the related lender to the creation of any such lien or other encumbrance on any related Property,

then, for so long as such Home Loan is included in the Grantor Trust, the Servicer, on behalf of the Grantor Trustee, shall exercise any right the Grantor Trustee may have as the lender of record with respect to such Home Loan (x) to accelerate the payments thereon or (y) to withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with the Accepted Servicing Standards and subject to SECTION 4.10 or 7.01(C) hereof.

            (c) If a Home Loan does not contain a "due-on-sale" clause or such clause is reasonably believed by the Servicer not to be enforceable under applicable law, then the Servicer shall enter into an assumption and modification agreement with the Person to whom any related Property has been or is about to be conveyed, pursuant to which such person becomes liable under the Debt Instrument and, unless prohibited by applicable law or the Home Loan documents, the Obligor remains liable thereon. In accordance with the Accepted Servicing Procedures, the Servicer shall have the authority to enter into a substitution of liability agreement with such person, pursuant to which the original Obligor is released from liability and such Person is substituted as Obligor and becomes liable under the Debt Instrument. The Servicer shall notify the Custodian and the Master Servicer that any such substitution or assumption agreement has been completed by forwarding to the Custodian a true and correct copy or, if available, an original of such substitution or assumption agreement, which copy or original shall be added by the Custodian to the related Grantor Trustee's Home Loan File. In connection with any assumption or substitution agreement entered into pursuant to this SECTION 7.01(C) hereof, the Servicer shall not change the Home Loan Interest Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Home Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

            Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

            (d) Nothing in this SECTION 7.01 shall constitute a waiver of the Grantor Trustee's right to receive notice of any assumption of a Home Loan, any sale or other transfer of the related Property or the creation of any lien or other encumbrance with respect to such Property.

            Section 7.02      RELEASE OF HOME LOAN FILES.

            (a)   If with respect to any Home Loan:

                  (i) the outstanding Principal Balance of such Home Loan plus all interest accrued thereon shall have been paid;

                  (ii) the Servicer shall have received, in escrow, payment in full of such Home Loan in a manner customary for such purposes;

                  (iii) such Home Loan has become a Defective Loan and has been repurchased or a Qualified Substitute Home Loan has been conveyed to the Grantor Trustee pursuant to SECTION 3.05 hereof;

                  (iv) such Home Loan or the related Foreclosure Property has been sold in connection with the termination of the Issuer and the Grantor Trust pursuant to SECTION 11.01 hereof; or

                  (v) such Home Loan is a Defaulted Home Loan or a Liquidated Home Loan that is liquidated or disposed of pursuant to SECTION 4.10 hereof or the related Foreclosure Property has been sold pursuant to
      SECTION 4.11 hereof;

then in each such case, the Servicer shall deliver an Officer's Certificate to the effect that the Servicer has complied with all of its obligations under this Agreement with respect to such Home Loan and requesting that the Grantor Trustee release to the Servicer the related Grantor Trustee's Home Loan File. Upon the receipt of such Officer's Certificate, the Grantor Trustee shall, within five Business Days or such shorter period as may be required by applicable law, release, or cause the applicable Custodian to release (unless such Grantor Trustee's Home Loan File has previously been released), the related Grantor
Trustee's Home Loan File to the Servicer and execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest ownership of such Home Loan in the Servicer or such other Person as may be specified in such certificate, the forms of any such instrument to be appended to such certificate.

            (b) If a temporary release of the Grantor Trustee's Home Loan File is necessary or appropriate for the servicing (which may include any modification or foreclosure) of any Home Loan, then upon the request of the Servicer pursuant to SECTION 3(B) of the Custodial Agreement the Grantor Trustee shall release the related Grantor Trustee's Home Loan File (or any requested portion thereof) to the Servicer.

            Section 7.03      SERVICING COMPENSATION.

            As compensation for its services hereunder, the Servicer shall be entitled to receive from the Collection Account the Servicing Fee (which
Servicing Fee is an expense of the Grantor Trust), out of which the Servicer shall pay any subservicing fees to any Subservicer (in the event Empire Subservicer is not acting as Subservicer hereunder). Subject to SECTION 4.05(B), additional servicing compensation in the form of assumption fees, prepayment penalties, modification fees, and other administrative fees, insufficient funds charges, amounts remitted pursuant to SECTION 7.01 hereof and late payment charges shall be part of the Servicing Compensation payable to the Servicer hereunder and shall be paid either by the Servicer retaining such additional servicing compensation prior to deposit in the Collection Account pursuant to
SECTION 5.01(B)(I) hereof or, if deposited in the Collection Account, as part of the Servicing Compensation withdrawn from the Note Payment Account pursuant to
SECTION 5.01(C)(I) hereof. In addition, if Empire Subservicer is not the Subservicer, additional compensation attributable to the investment earnings from the Collection Account shall be part of the Servicing Compensation payable to the Servicer pursuant to SECTION 5.01(C)(I) hereof.

            The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Servicer also agrees to pay pursuant to SECTION 10.02 hereof all reasonable costs and expenses incurred by any successor servicer, the Master Servicer or the Grantor Trustee in replacing the Servicer upon the resignation of the Servicer or termination of the Servicer in the event of a default by the Servicer in the performance of its duties under the terms and conditions of this Agreement, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Home Loans properly and effectively.

            Section 7.04 STATEMENT AS TO COMPLIANCE AND FINANCIAL STATEMENTS. The Servicer and the Subservicer shall deliver to the Indenture Trustee, the Grantor Trustee, the Depositor, the Master Servicer and the Rating Agencies not later than 90 days following the end of each fiscal year of the Servicer (beginning in 1999), an Officer's Certificate stating that (i) a review of the activities of the Servicer or the Subservicer, as applicable, during the preceding year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer or the Subservicer, as applicable, has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and what action the Servicer or Subservicer, as applicable, proposes to take with respect thereto.

            Contemporaneously with the submission of the Officer's Certificate required by the preceding paragraph, the Servicer shall deliver to the Indenture Trustee, the Master Servicer and the Grantor Trustee a copy of its annual audited financial statements prepared in the ordinary course of business. The Servicer shall, upon the request of the Depositor, deliver to such party any unaudited quarterly financial statements of the Servicer.

            The Servicer shall also furnish and certify to the requesting party such other information as to (i) its organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder, (ii) its financial condition, (iii) the Home Loans and (iv) the performance of the obligations of any Subservicer under the related Subservicing Agreement, in each case as the Indenture Trustee, the Grantor Trustee, the Master Servicer or the Depositor may reasonably request from time to time.

            Section 7.05 INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. Not later than 90 days following the end of each fiscal year of the Servicer or, Empire Subservicer if it is acting as Subservicer (beginning with fiscal year
1999), the Servicer or Empire Subservicer, as applicable, at the expense of each, shall cause any nationally recognized firm of Independent Certified Public Accountants (which may also render other services to the Servicer) to furnish a statement to the Indenture Trustee, the Grantor Trustee, the Rating Agencies, the Master Servicer and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Home Loans under this Agreement or of mortgage loans under pooling or sale and servicing agreements (including the Home Loans and this Agreement) substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling or sale and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such firm confirms that such servicing has been conducted in compliance with such pooling or sale and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Attestation Program for Mortgages serviced for FHLMC requires it to report, each of which errors and omissions shall be specified in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer.

            Section 7.06 RIGHT TO EXAMINE SERVICER RECORDS. Each Securityholder, Grantor Trust Holder, the Indenture Trustee, the Grantor Trustee, the Owner Trustee, Depositor, the Master Servicer and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Servicer (including without limitation any Subservicer), whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. In the case of the supervisory agents and examiners of the Issuer, the Indenture Trustee, the Grantor Trustee, the Owner Trustee, the Grantor Trust Holder, the Master Servicer and the Securityholders, access to the documentation regarding the Home Loans required by applicable state and federal regulations shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

            The Servicer also agrees to make available on a reasonable basis to the Depositor, the Securityholders or any prospective Securityholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Depositor, the Securityholders and any prospective Securityholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Depositor, the Securityholders and such prospective Securityholder that the Servicer has the ability to service the Home Loans in accordance with this Agreement.

            Each Securityholder, Grantor Trust Holder, the Indenture Trustee, the Grantor Trustee, the Master Servicer and the Owner Trustee agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

            Section 7.07 REPORTS TO THE INDENTURE TRUSTEE; COLLECTION ACCOUNT STATEMENTS. If the Collection Account is not maintained with the Indenture Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Indenture Trustee and the Master Servicer, a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in SECTION 5.01(B)(I) hereof, the aggregate of withdrawals from the Collection Account for each category of withdrawal specified in SECTION 5.01(B)(II) and (III) hereof, in each case, for the related Due Period.

            Section 7.08 FINANCIAL STATEMENTS. The Servicer understands that, in connection with the transfer of the Notes, Noteholders may request that the Servicer make available to the Noteholders and to prospective Noteholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.


                                  ARTICLE VIII

                                   (RESERVED)


                                   ARTICLE IX

                                  THE SERVICER

            Section 9.01      INDEMNIFICATION; THIRD PARTY CLAIMS.

            (a) The Servicer shall indemnify each Transferor, the Owner Trustee, the Issuer, the Grantor Trust, the Depositor, the Grantor Trustee, the Master Servicer and the Indenture Trustee (each an "INDEMNIFIED PARTY") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement.

            (b) The Empire Subservicer shall indemnify each Transferor, the Owner Trustee, the Issuer, the Grantor Trust, the Depositor, the Grantor Trustee, the Master Servicer, the Servicer and the Indenture Trustee (each an "INDEMNIFIED PARTY") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Empire Subservicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Empire Subservicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement.

            (c) Each Transferor, the Depositor, the Grantor Trustee, the Owner Trustee, the Master Servicer or the Indenture Trustee, as the case may be, shall promptly notify the Servicer if a claim is made by a third party with respect to a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement. The Servicer shall promptly notify the Indenture Trustee, the Grantor Trustee, the Owner Trustee, the Master Servicer and the Depositor of any claim of which it has been notified pursuant to this SECTION
9.01 by a Person other than the Depositor, and, in any event, shall promptly notify the Depositor of its intended course of action with respect to any claim.

            (d) The Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (i) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Servicer, (ii) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or
(iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Servicer. The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this SECTION
9.01 shall relieve the Servicer of liability only if such failure is materially prejudicial to the position of the Servicer and then only to the extent of such prejudice.

            (e) The provisions of this Section 9.01 shall survive the replacement of the Servicer pursuant to a Servicer Termination Event; provided, that no successor servicer shall be liable for (or required to indemnify any party for) any act or omission of any predecessor servicer. None of the Transferors, the Depositor, the Servicer, the Master Servicer or any of the directors, officers, employees or agents of the Transferors, the Depositor, the Master Servicer or the Servicer, or members or Affiliates of the Depositor shall be under any liability to the Issuer, the Securityholders or any other Person for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect any Transferor, the Depositor, the Servicer, the Master Servicer or any such person against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any specific liability imposed on any Transferor, the Depositor, the Master Servicer or the Servicer herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the duties of the Servicer, the Master Servicer, the Depositor or any Transferor, as the case may be, or by reason of reckless disregard of the obligations and duties of the Servicer, the Master Servicer, the Depositor or any Transferor, as the case may be, hereunder. Each Transferor, the Depositor, the Servicer, the Master Servicer and any director, officer, employee or agent of each Transferor, the Depositor or the Servicer, or any member or Affiliate of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

            Section 9.02      MERGER OR CONSOLIDATION OF THE SERVICER.

            The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its authorization or qualification to do business as a foreign corporation and maintain, or cause an affiliate previously approved by the Master Servicer to maintain, such other licenses and permits in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Loans and to perform its duties under this Agreement; PROVIDED, HOWEVER, that the Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

            Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee, the Grantor Trustee, the Master Servicer and the Issuer.

            Section 9.03     LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.

            The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of
SECTION 9.01 hereof, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Home Loans in accordance with this Agreement.

            Section 9.04     SERVICER NOT TO RESIGN; ASSIGNMENT.

            The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Grantor Trustee, the Master Servicer and the Indenture Trustee or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an independent opinion of counsel to such effect delivered (at the expense of the Servicer) to the Grantor Trustee, the Master Servicer and the Indenture Trustee. No resignation of the Servicer shall become effective until the Master Servicer, the Grantor Trustee or a successor servicer, appointed pursuant to the provisions of SECTION 10.02 hereof and satisfying the requirements of SECTION 4.07 hereof with respect to the qualifications of a successor servicer, shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

            Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

            Pursuant to SECTION 10.02 hereof, the Servicer agrees to cooperate with any successor servicer and the Master Servicer in effecting the transfer of the Servicer's servicing responsibilities and rights hereunder pursuant to the first paragraph of this SECTION 9.04, including, without limitation, the transfer to such successor of all relevant records and documents (including any Home Loan Files in the possession of the Servicer) and all amounts received with respect to the Home Loans and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor servicer including all Home Loan Files in its possession and do or accomplish all other acts necessary or appropriate to effect such termination and transfer of servicing responsibilities.

            Section 9.05 RELATIONSHIP OF SERVICER TO THE GRANTOR TRUST AND THE GRANTOR TRUSTEE. The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Grantor Trust and the Grantor Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer or the Indenture Trustee.

            Section 9.06 SERVICER MAY OWN SECURITIES. Each of the Servicer and any Affiliate of the Servicer may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate thereof except as otherwise specifically provided herein. Securities so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities; PROVIDED, HOWEVER, that any Securities owned by the Servicer or any Affiliate thereof, during the time such Securities are owned by them, shall be without voting rights for any purpose set forth in this Agreement. The Servicer shall notify the Indenture Trustee promptly after it or any of its Affiliates becomes the owner or pledgee of a Security.


                                    ARTICLE X

                                     DEFAULT

            Section 10.01 (a) EVENTS OF DEFAULT. In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

                  (i) any failure by the Servicer to deposit in the Collection Account in accordance with SECTION 5.01(B) hereof any payments in respect of the Home Loans received by the Servicer no later than the second Business Day following the day on which such payments were received; or

                  (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given (a) to the Servicer by the Indenture Trustee, the Master Servicer, the Grantor Trustee or the Issuer, or (b) to the Servicer, the Indenture Trustee, the Master Servicer, the Grantor Trustee or the Issuer by the Majority Noteholders; PROVIDED, HOWEVER, if an event set forth in this clause (b) is caused solely by Empire Subservicer, it shall not be an Event of Default unless the Servicer fails to cure such Event of Default within 30 days of the occurrence thereof; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                  (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

                  (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) the Majority Noteholders, the Master Servicer or the Grantor Trust Holder shall determine, in their or its reasonable judgment and based upon published reports (including wire services), which they or it reasonably believes in good faith to be reliable, that:

                        (A) the  Servicer  has  experienced  a material  adverse
            change in its business, assets, liabilities, operations, condition (financial or otherwise) or prospects,

                        (B)   the   Servicer   has   defaulted  on  any  of  its
            material obligations,

                        (C) the  Servicer  is no longer  able to  discharge  its
            duties under this Agreement, or

                        (D) the Servicer has ceased to conduct its business in the ordinary course,

PROVIDED, HOWEVER, that the Servicer shall have five Business Days from the receipt of any notice of default under this Subsection to cure such Event of Default by providing the foregoing parties with written assurances that, in a reasonable and good faith manner, substantiate the financial and operational well-being of the Servicer and adequately refute the occurrence of a material adverse change, including, without limitation, information, reports or written assurances obtained from certain of its lenders; or

                  (vii) as of any Determination Date, the total Expected Loan Loss Percentage (as defined below) exceeds (1) up to the fifth (5th) anniversary of the March 31, 1999 Cut-Off Date, 22.0%, or (2) thereafter 33.0% (where the "EXPECTED LOAN LOSS PERCENTAGE" shall be the sum of (A) the cumulative Net Loan Losses divided by the Original Pool Principal Balance, plus (B) 25% of the aggregate Principal Balance of the Home Loans which are then more than 30 but less than 60 days delinquent divided by the Original Pool Principal Balance, plus (C) 50% of the aggregate Principal Balance of the Home Loans which are then more than 60 but less than 90 days delinquent divided by the Original Pool Principal Balance, plus (D) 100% of the aggregate Principal Balance of the Home Loans which are then more than 90 days delinquent divided by the Original Pool
      Principal Balance); PROVIDED, HOWEVER, if an event set forth in this clause (vii) occurs while Empire Funding is the Subservicer, it shall not be an Event of Default unless the Servicer fails to cure such Event of Default within 90 days after the occurrence thereof;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Indenture Trustee, the Grantor Trustee, the Master Servicer, the Grantor Trust Holder or the Majority Noteholders, by notice in writing to the Servicer (and to the Indenture Trustee and the Master Servicer, if notice is given by the Majority Noteholders) may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Home Loans and the proceeds thereof, as Servicer under this Agreement. Upon receipt by the Servicer of such written notice, and the appointment of and acceptance of appointment by a successor servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall pass to, be transferred to, and be vested in either: (i) a successor servicer selected by the Master Servicer and reasonably acceptable to the Indenture Trustee; (ii) the Master Servicer, if a successor servicer cannot be retained in a timely manner; or (iii) the Grantor Trustee, if the Master Servicer cannot act as the successor servicer, as evidenced by an Opinion of Counsel to such effect that is delivered by the Master Servicer, at its expense, to the Grantor Trustee and the Indenture Trustee. Notwithstanding anything to the contrary contained herein, in no event shall any such succession impair, modify or terminate any of the rights of Empire Subservicer hereunder.

            Upon the termination of the Servicer and transfer to a successor, the successor servicer, the Master Servicer or the Grantor Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Home Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Home Loans.

            (b) REALLOCATION OF SERVICING FEE AND ESTABLISHMENT OF ESCROW ACCOUNT. Upon the occurrence of a Servicer Termination Event, then, until the servicing of the Home Loans hereunder is transferred to a successor servicer, the Master Servicer or the Grantor Trustee, as applicable, the Servicing Fee otherwise payable to the Servicer hereunder shall be paid as follows: (1) first, to the Servicer (A) if Empire Subservicer is acting as Subservicer hereunder, an amount equal to the portion of the Servicing Fee otherwise payable to the Servicer based on a fee rate of 0.25% (25 basis points) or (B) if Empire Subservicer is not acting as Subservicer hereunder, an amount equal to the portion of the Servicing Fee as calculated based on a fee rate of 0.4825% (48.25 basis points); (2) second, to the Indenture Trustee any remaining amount for the deposit into an escrow or reserve account for the transfer of servicing for the Home Loans, until the balance of such account equals $350,000; and (3) third, to the Servicer any remaining amount. Such escrow or reserve account shall be an Eligible Account and a Trust Account, and, except as otherwise provided herein, such account shall be established and maintained by the Indenture Trustee in a manner that is consistent with the Collection Account hereunder. In connection with the transfer of servicing to a successor servicer, amounts on deposit in such escrow account shall be remitted pursuant to Section 10.02 hereof; provided, that any amounts remaining in such escrow account after all payments have been made pursuant to Section 10.02 hereof shall be paid to the terminated Servicer.

            The Servicer hereby grants to the Indenture Trustee a security interest in all of the Servicer's right, title and interest in, to and under any escrow account established pursuant to this SECTION 10.01(B) and all monies deposited therein from time to time, as security for its obligations under this Agreement; and this Agreement constitutes a security agreement under applicable law.

            Section 10.02    MASTER SERVICER TO ACT; APPOINTMENT OF Successor.

            (a)  APPOINTMENT  OF SUCCESSOR.  On and after the date of a Servicer
Termination Event (including a Servicer termination pursuant to SECTION 10.01 hereof, or a resignation of the Servicer as evidenced by an Opinion of Counsel or accompanied by the consents required by SECTION 9.04 hereof, or a removal pursuant to this Article X), then, subject to SECTION 4.07 hereof, the Master Servicer, within 60 days of the occurrence of such Servicer Termination Event, shall appoint a successor servicer to be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; PROVIDED, HOWEVER, that the successor servicer shall not be liable for any actions of any servicer prior to it. If a successor servicer cannot be retained in a timely manner, then the Master Servicer shall act as the successor servicer, or if the Master Servicer cannot act as the successor servicer (as evidenced by an Opinion of Counsel delivered by the Master Servicer to the Grantor Trustee and the Indenture Trustee), then the Grantor Trustee shall act as successor servicer. Notwithstanding the foregoing, the parties hereto agree that the Master Servicer, in its capacity as successor servicer, immediately will assume all of the obligations of the Servicer to make Servicing Advances and the Master Servicer will assume the other duties of the Servicer as soon as practicable, but in no event later than 60 days after a Servicer Termination Event. If the Master Servicer or the Grantor Trustee, as applicable, assumes the responsibilities of the Servicer pursuant to this SECTION 10.02, then the Master Servicer or the Grantor Trustee, as applicable, will make reasonable efforts consistent with applicable law to become licensed, qualified and in good standing in each Property State the laws of which require licensing or qualification in order to perform its obligations as Servicer hereunder or, alternatively, shall retain an agent that is so licensed, qualified and in good standing in any such Property State. Notwithstanding the foregoing, the Master Servicer, in its capacity as successor Servicer shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts.

            If the Master Servicer or the Grantor Trustee, as applicable, serves as successor servicer, then the Master Servicer or the Grantor Trustee, as applicable, in such capacity shall not be liable for any servicing of the Home Loans prior to its date of appointment and shall not be subject to any obligations to repurchase any Home Loans. The successor servicer shall be obligated to make Servicing Advances hereunder.

            Any successor servicer, the Master Servicer or the Grantor Trustee shall be reimbursed for all reasonable costs and expenses incurred in connection with the appointment of the successor servicer and the replacement of the Servicer following a Servicer Termination Event hereunder, which reimbursement shall be paid (1) first, by the Indenture Trustee to the extent that funds are available in the escrow account established pursuant to SECTION 10.01(B) hereof, and (2) second, by the Servicer pursuant to SECTION 7.03 hereof, to the extent of any unpaid reimbursement.

            (b) SUCCESSOR SERVICER COMPENSATION. The compensation of any successor servicer (including, without limitation, the Grantor Trustee) so appointed shall be the Servicing Fee, together with other Servicing Compensation provided for herein. As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Home Loans which the Servicer would have been entitled to receive from the Note Payment Account pursuant to SECTION 5.01(C) hereof as if the Servicer had continued to act as servicer hereunder, together with any other Servicing Compensation.

            (c) TERMINATION FEE TO PRIOR SERVICER. In the event the Grantor Trustee or the Master Servicer is required to solicit bids to appoint a successor servicer, the Grantor Trustee or the Master Servicer, as applicable, shall solicit, by public announcement, bids from Eligible Servicers. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the Servicing Fee and Servicing Compensation provided for herein. The Grantor Trustee or the Master Servicer, as applicable, shall deduct from any sum received by the Grantor Trustee or the Master Servicer, as applicable, from the successor servicer to the Servicer in respect of the sale, transfer and assignment of the servicing rights for the Home Loans the sum of (i) all costs and expenses of any public announcement and of any sale, transfer and assignment of such servicing rights, (ii) the amount of any unpaid Servicing Fees and unreimbursed Servicing Advances made by the Grantor Trustee or the Master Servicer, as applicable, and (iii) all costs and expenses of the Grantor Trustee or the Master Servicer, as applicable, incurred in connection with the appointment of the successor servicer. After such deductions, the remainder of such sum shall be paid by the Grantor Trustee or the Master Servicer, as applicable, to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. Except as provided in this Section 10.02(c), the Servicer shall not be entitled to any other termination fee, if it is terminated pursuant to Section 10.01 hereof but shall be entitled to any accrued and unpaid Servicing Compensation to the date of termination.

            (d) COOPERATION OF PRIOR SERVICER WITH SUCCESSION. The Master Servicer, the Grantor Trustee, any Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be necessary to effect any such succession. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Grantor Trustee or the Indenture Trustee, as assignee of the Grantor Trust Certificate, and remitted directly to the Grantor Trustee or the Indenture Trustee or, at the direction of the Grantor Trustee or the Indenture Trustee, to the successor servicer. The Servicer agrees to cooperate with the Master Servicer, the Grantor Trustee and any successor servicer, as applicable, in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Master Servicer, the Grantor Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Grantor Trustee or the Indenture Trustee, as assignee of the Grantor Trust Certificate, or such successor servicer, as applicable, all amounts which then have been or should have been deposited in any Trust Account maintained by the Servicer or which are thereafter received with respect to the Home Loans.

            (e) EFFECTIVENESS OF APPOINTMENT. Neither the Master Servicer, the Grantor Trustee nor any other successor servicer, as applicable, shall be held liable by reason of any failure to make, or any delay in making, any payment or distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until (A) the Depositor, the Grantor Trust Holder and the Master Servicer shall have consented thereto, EXCEPT in the case of the appointment of the Master Servicer or the Grantor Trustee as successor to the Servicer (when no consent shall be required), and (B) written notice of such proposed appointment shall have been provided by the Master Servicer or the Grantor Trustee, as applicable, to the Indenture Trustee, each Grantor Trust Holder, the Owner Trustee and the Depositor.

            Pending appointment of a successor to the Servicer hereunder, the Master Servicer or the Grantor Trustee, as applicable, shall act as servicer hereunder as provided herein. In connection with such appointment and assumption, the Master Servicer or the Grantor Trustee, as applicable, may make such arrangements for the compensation of such successor servicer out of payments on the Home Loans as it and such successor servicer shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Servicer pursuant to SECTION 7.03 hereof, together with other Servicing Compensation as provided herein.

            Section 10.03     WAIVER OF DEFAULTS.

            The Majority Noteholders, on behalf of all Noteholders and with the prior consent of the Master Servicer, may waive any events permitting removal of the Servicer as servicer pursuant to this Article X; PROVIDED, HOWEVER, that the Majority Noteholders may not waive a default in making a required payment on a Note or distribution on a Residual Interest Certificate without the consent of the related Noteholder or holder of the Residual Interest Certificate. Upon any waiver of a past default, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

            Section 10.04     ACCOUNTING UPON TERMINATION OF SERVICER.

            Upon termination of the Servicer under this Article X, the Servicer shall, at its own expense:

            (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the funds in any Trust Account maintained by the Servicer;

            (b) deliver to its successor or, if none shall yet have been appointed, to the Master Servicer or the Grantor Trustee, as applicable, all Home Loan Files and related documents and statements held by it hereunder and a Home Loan portfolio computer tape and other necessary data for the servicing of the Home Loans hereunder in compatible computer readable format;

            (c) deliver to its successor or, if none shall yet have been appointed, to the Master Servicer, the Grantor Trustee, the Indenture Trustee, the Grantor Trust Holder and the Securityholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Home Loans;

            (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Home Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement; and

            (e) make available on a reasonable basis Servicing Officers and other servicing personnel for the purpose of facilitating the transfer of servicing hereunder to the successor servicer.


                                   ARTICLE XI

                                   TERMINATION

            Section 11.01     TERMINATION.

            This Agreement shall terminate upon notice to the Indenture Trustee of either: (a) the later of (i) the satisfaction and discharge of the Indenture and the provisions thereof or (ii) the disposition of all funds with respect to the last Home Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Servicer, the Indenture Trustee, the Grantor Trustee, the Owner Trustee, the Issuer, the Master Servicer and any Custodian; or (b) the mutual consent of the Servicer, Empire Subservicer (so long as it is acting as Subservicer hereunder), the Master Servicer, the Depositor, each Transferor and all Securityholders in writing.

            Section 11.02 OPTIONAL TERMINATION. On or after any Payment Date on which the Pool Principal Balance declines to 10% or less of the Original Pool Principal Balance, then the Majority Residual Interestholders may, at their option, effect an early termination of the Issuer and the Grantor Trust. On or after any Payment Date on which the Pool Principal Balance declines to 5% or less of the Original Pool Principal Balance, then the Master Servicer may, at its option, effect an early termination of the Issuer and the Grantor Trust. The Majority Residual Interestholders or the Master Servicer, as applicable, shall effect such early termination by providing prior notice thereof to the Indenture Trustee, the Grantor Trustee, the Master Servicer, and Owner Trustee and by purchasing all of the Home Loans from the Grantor Trustee at a purchase price, payable in cash, equal to or greater than the Termination Price. The expense of any Independent appraiser required under this SECTION 11.02 shall be a nonreimbursable expense of Majority Residual Interestholders or the Master Servicer, as applicable.

            Any such early termination by the Majority Residual Interestholders or the Master Servicer shall be accomplished by depositing into the Collection Account on the third Business Day prior to the Payment Date on which the purchase is to occur the amount of the Termination Price to be paid. The Termination Price and any amounts then on deposit in the Collection Account (other than any amounts not required to have been deposited therein pursuant to SECTION 5.01(B)(I) hereof and any amounts withdrawable therefrom by the Indenture Trustee pursuant to SECTION 5.01(B)(III) hereof) shall be transferred to the Note Payment Account pursuant to SECTION 5.01(B)(II) hereof as a terminating distribution in respect of the Grantor Trust Certificate pursuant to
SECTION 5.01 of the Grantor Trust Agreement for payment to Noteholders on the succeeding Payment Date; and any amounts received with respect to the Home Loans and Foreclosure Properties subsequent to the Due Period immediately preceding such final Payment Date shall belong to the purchaser thereof. For purposes of calculating the Available Payment Amount for such final Payment Date, amounts transferred to the Note Payment Account immediately preceding such final Payment Date shall in all cases be deemed to have been received during the related Due Period, and amounts so transferred shall be applied pursuant to SECTION 5.01(D) and (E) hereof.

            Section 11.03 NOTICE OF TERMINATION. Notice of termination of this Agreement or of early redemption and termination of the Issuer and the Grantor Trust shall be sent (i) by the Indenture Trustee to the Noteholders in accordance with section 10.02 of the Indenture, (ii) by the Owner Trustee to the Certificateholders in accordance with section 9.1(d) of the Owner Trust Agreement, and (iii) by the Grantor Trustee to the Grantor Trust Holder in accordance with SECTION 7.02 of the Grantor Trust Agreement.


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

            Section 12.01     ACTS OF NOTEHOLDERS.

            Except as otherwise specifically provided herein, whenever action, consent or approval of the Securityholders is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval.

            Section 12.02     AMENDMENT.

            (a)  This  Agreement  may  be  amended  from  time  to  time  by the
Depositor, the Servicer, the Master Servicer, Empire Subservicer (so long as it is acting as Subservicer hereunder), if the Subservicer hereunder, the Transferors, the Indenture Trustee, the Guarantor, the Grantor Trustee and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; PROVIDED, HOWEVER, that such action will not adversely affect in any material respect the interests of the Securityholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Securityholders if either (i) an Opinion of Counsel is obtained to such effect or (ii) the party requesting the amendment obtains a letter from each of the Rating Agencies confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by the respective Rating Agency to any Class of Notes then outstanding.

            (b) This  Agreement  may also be  amended  from  time to time by the
Depositor, the Servicer, the Master Servicer, Empire Subservicer (so long as it is acting as Subservicer hereunder), if the Subservicer hereunder, the Transferors, the Indenture Trustee, the Guarantor, the Grantor Trustee and the Issuer by written agreement, with the prior written consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of each Class of Notes affected thereby, (ii) adversely affect in any material respect the interests of the holders of any Class of Notes in any manner other than as described in clause (i), without the consent of the holders of 100% of such Class of Notes, or (iii) reduce the percentage of any Class of Notes, the consent of which is required for any such amendment, without the consent of the holders of 100% of such Class of Notes.

            (c) It shall not be necessary for the consent of Noteholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

            Prior to the execution of any amendment to this Agreement, the Issuer, the Grantor Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer, the Grantor Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities of the Issuer, the Grantor Trustee or the Indenture Trustee, as the case may be, under this Agreement.

            Section 12.03     RECORDATION OF AGREEMENT.

            To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Home Loans.

            Section 12.04     DURATION OF AGREEMENT.

            This  Agreement   shall  continue  in  existence  and  effect  until
terminated as herein provided.

            Section 12.05 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

            Section 12.06     NOTICES.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Depositor, PaineWebber Mortgage Acceptance Corporation IV, 1285 Avenue of the Americas, New York, New York 10019,
Attention: John Fearey, Esq., or such other addresses as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor; (ii) in the case of the Issuer, at Empire Funding Home Loan Owner Trust 1999-1, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address as may hereafter be furnished to the
Securityholders and the other parties hereto; (iii) in the case of Empire Funding, Empire Funding Corp., 9737 Great Hills Trail, Austin, Texas 78759,
Attention: Richard N. Steed or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing by Empire Funding; (iv) in the case of ContiMortgage, 338 South Warminster Road, Hatboro, Pennsylvania 19040, Attention: Chief Counsel; (v) in the case of ULG, United Lending Group, 3351 Michelson Drive, Suite 100, Irvine, CA 92612, Attention:
Chief Counsel; (vi) in the case of the Indenture Trustee and Grantor Trustee, U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101; Attention: Structured Finance/Empire Funding 1999-1; (vii) in the case of the Master Servicer, Norwest Bank Minnesota, National Association, 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Master Servicing Manager (Empire Funding Series 1999-1); (viii) in the case of the Guarantor, ContiFinancial Corporation, 277 Park Avenue, New York, NY 10172, Attention:
Chief Counsel, and (ix) in the case of the Securityholders, as set forth in the applicable Note Register.

            Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

            Section 12.07 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

            Section 12.08     NO PARTNERSHIP.

            Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of each of Empire Subservicer and the Servicer shall be rendered as an independent contractor.

            Section 12.09     COUNTERPARTS.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

            Section 12.10     SUCCESSORS AND ASSIGNS.

            This Agreement shall inure to the benefit of and be binding upon the Servicer, each Transferor, the Depositor, the Indenture Trustee, the Grantor Trustee, the Issuer, the Noteholders, the Master Servicer and the Grantor Trust Holder and their respective successors and permitted assigns.

            Section 12.11     HEADINGS.

            The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            Section 12.12     ACTIONS OF SECURITYHOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer, Empire Subservicer (so long as it is acting as Subservicer hereunder) or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer and the Issuer if made in the manner provided in this SECTION 12.12.

            (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, the Servicer or the Issuer deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer, the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

            (d) The Depositor, the Servicer, the Indenture Trustee or the Issuer may require additional proof of any matter referred to in this SECTION 12.12 as it shall deem necessary.

            Section 12.13 REPORTS TO RATING AGENCIES. (a) The Indenture Trustee shall provide to each Rating Agency copies of statements, reports and notices, to the extent received or prepared in connection herewith, as follows:

                  (i)   copies of amendments to this Agreement;

                  (ii)  notice of any  substitution  or  repurchase of any  Home
      Loans;

                  (iii) notice of any termination, replacement, succession, merger or consolidation of the Servicer, the Master Servicer, Empire Subservicer, any Custodian or the Issuer;

                  (iv)  notice of final payment on the Notes;

                  (v)   notice of any Event of Default;

                  (vi) copies of the annual independent accountants' report delivered pursuant to SECTION 7.05 hereof, and copies of any compliance reports delivered by the Servicer including under SECTION 7.04 hereof; and

                  (vii) copies of any Payment Date Statement pursuant to SECTION 6.01(B) hereof.

            (b) With respect to the requirement of the Indenture Trustee to provide statements, reports and notices to the Rating Agencies, such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to S&P, 25 Broadway, New York, New York, 10004, Attention:
Residential Mortgage Group; and (ii) if to Duff & Phelps, 55 East Monroe Street, 38th Floor, Chicago, Illinois 60603, Attention: MBS Monitoring.

            Section 12.14 HOLDERS OF THE RESIDUAL INTEREST CERTIFICATES. (a) Any sums to be distributed or otherwise paid hereunder or under the Owner Trust Agreement to the holders of the Residual Interest Certificates shall be paid to such holders pro rata based on their percentage holdings in the Residual Interest;

            (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Residual Interest Certificates, such consent or approval shall be capable of being given by the holder or holders of not less than 51% of the Residual Interest in aggregate.

            Section 12.15 YEAR 2000 COMPLIANCE. Each of the Master Servicer, the Servicer, the Empire Subservicer and the Indenture Trustee certify that they shall (i) implement modifications to their respective existing computer systems to the extent required to cause them to be year 2000 ready or (ii) acquire computer systems that are year 2000 ready in each case prior to January 1, 2000.

            Section 12.16 TRANSFERORS TO INDEMNIFY INDENTURE TRUSTEE AND OWNER TRUSTEE. Each Transferor agrees to indemnify (i) the Indenture Trustee pursuant to Section 6.07 of the Indenture and (ii) the Owner Trustee pursuant to Section
8.2 of the Owner Trust Agreement.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the Issuer, the Depositor, each Transferor, the Servicer, the Master Servicer, the Grantor Trustee and the Indenture Trustee have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Sale and Servicing Agreement.

                                       EMPIRE FUNDING HOME LOAN OWNER TRUST
                                          1999-1,

                                       By: Wilmington Trust Company, not in
                                           its individual capacity but solely
                                           as Owner Trustee


                                       By: ___________________________________
                                            Name:
                                            Title:


                                       PAINEWEBBER MORTGAGE ACCEPTANCE
                                          CORPORATION IV, as Depositor


                                       By: ___________________________________
                                            Name:
                                            Title:


                                       EMPIRE FUNDING CORP., as Transferor
                                          and Subservicer


                                       By: ___________________________________
                                            Name:
                                            Title:


                                       CALIFORNIA LENDING GROUP, INC., d/b/a
                                       UNITED LENDING GROUP,
                                          as Transferor


                                       By: ___________________________________
                                            Name:
                                            Title:


                                       CONTIMORTGAGE CORPORATION,
                                           as Transferor and Servicer


                                       By: ___________________________________
                                            Name:
                                            Title:


                                       NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Master Servicer


                                       By: ___________________________________
                                            Name:
                                            Title:


                                       U.S. BANK NATIONAL ASSOCIATION,  as
                                          Indenture Trustee and Grantor
                                          Trustee


                                       By: ___________________________________
                                            Name:
                                            Title:


                                       CONTIFINANCIAL CORPORATION,  as
                                           Guarantor


                                       By: ___________________________________
                                            Name:
                                            Title:

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this _____ day of _______, 1999 personally appeared _______________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, not in its individual capacity but in its capacity as Owner Trustee of EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1 as Issuer, and that she executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF WILMINGTON TRUST COMPANY, this the ____ day of _______, 1999.



                                       _______________________________________
                                       Notary Public, State of _______________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this __ day of _______, 1999 personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, as the Depositor, and that he/she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF EMPIRE FUNDING CORP., this the ____ day of ________, 1999.



                                       _______________________________________
                                       Notary Public, State of _______________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this __ day of ______, 1999 personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said U.S. BANK NATIONAL ASSOCIATION, a national banking association, as the Indenture Trustee and Grantor Trustee, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF U.S. BANK NATIONAL ASSOCIATION, this the __ day of ______, 1999.



                                       _______________________________________
                                       Notary Public, State of _______________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this __ day of ______, 1999 personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said EMPIRE FUNDING CORP., as the Transferor and the Subservicer, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF EMPIRE FUNDING CORP., this the __ day of ______, 1999.



                                       _______________________________________
                                       Notary Public, State of _______________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this __ day of ______, 1999 personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said CALIFORNIA LENDING GROUP, INC., d/b/a UNITED LENDING GROUP, as Transferor, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF CALIFORNIA LENDING GROUP, INC., d/b/a UNITED LENDING GROUP, this the __ day of ______ , 1999.



                                       _______________________________________
                                       Notary Public, State of _______________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this __ day of ______, 1999 personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said CONTIMORTGAGE
CORPORATION, as Transferor and Servicer, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF CONTIMORTGAGE CORPORATION, this the __ day of ______, 1999.



                                       _______________________________________
                                       Notary Public, State of _______________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this __ day of ______, 1999 personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as the Master Servicer, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, this the __ day of ______, 1999.



                                       _______________________________________
                                       Notary Public, State of _______________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this __ day of ______, 1999 personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said CONTIFINANCIAL CORPORATION, as Guarantor, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF CONTIFINANCIAL CORPORATION, this the __ day of ______, 1999.



                                       _______________________________________
                                       Notary Public, State of _______________

                                    EXHIBIT A

                               HOME LOAN SCHEDULE


                  INFORMATION IS ON FILE WITH THE DEPOSITOR AT
                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
                          1285 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                                    EXHIBIT B

        Form of Servicer's Monthly Remittance Report to Indenture Trustee

Servicer Monthly Activity Report                    Empire Funding Corp.

Empire Funding Home Loan Owner Trust 1998-3         Report Date:
Home Loan Asset Backed Notes, Series 1998-3         Report Period:

-----------------------------------------------------------------------------------------------

LOAN ACTIVITY                                           INTEREST       PRINCIPAL       TOTALS
                                                      ------------   -------------   ----------
Aggregate Beginning UPB                                                     0.00
                                                                     ============

Loans- Repurchased                                                          0.00

Scheduled Payments Collected                                0.00            0.00          0.00

Unscheduled Payments Collected

                      Curtailments                                          0.00          0.00
                      Pay-offs                              0.00            0.00          0.00
                      Prepayments                           0.00            0.00          0.00
                      Delinquencies                         0.00            0.00          0.00
                      Other                                 0.00            0.00          0.00
                                                      -----------    ------------    ----------

Total Funds Collected                                       0.00            0.00          0.00
                                                      -----------    ------------    ----------

                      Principal Losses                                      0.00
                      Beginning Balance of New Liquidated Loans             0.00

Aggregate Ending Balance                                                    0.00
                                                                     ===========

-----------------------------------------------------------------------------------------------

POOL SUMMARY

  Beginning Period
Weighted Average Coupon                                                   0.000%
                                                                     ------------
Weighted Average Maturity                                                      0
                                                                     ------------
Remaining Number of Loans                                                      0
                                                                     ------------

  Ending Period
Weighted Average Coupon                                                   0.000%
                                                                     ------------
Weighted Average Remaining Term                                                0
                                                                     ------------

Remaining Number of Loans                                                      0
                                                                     ------------

FUNDS DEPOSITED

Total P & I Funds Collected                                                 0.00
                                                                     ------------

Total P & I Funds Collected on Liquidated Loans                             0.00
                                                                     ------------

Total Collection Funds Deposited                                            0.00
                                                                     ============

Total Repurchased Funds Deposited                                           0.00
                                                                     ------------

Servicing Fees Due Empire Funding Corporation                               0.00
                                                                     ------------

--------------------------------------------------------------------------------

DELINQUENCY AND FORECLOSURE INFORMATION

                              # of Accounts      %       Amount            %
                              -------------    ------    ----------      ------

30-59 Days Delinquent               0          0.000%          0.00      0.000%
60-89 Days Delinquent               0          0.000%          0.00      0.000%
90 or more Days Delinquent          0          0.000%          0.00      0.000%
Bankruptcy Filed                    0          0.000%          0.00      0.000%
Real Estate Owned                   0          0.000%          0.00      0.000%
Loans in Foreclosure                0          0.000%          0.00      0.000%

NET LOSS INFORMATION

Current Collection Period
 Net Losses (Gains)                                            0.00
 Write Off Mortgage Loans                                      0.00
 Gross Principal Losses on Write Off Loans                     0.00
 Write Off Proceeds                                            0.00
 Write Off Expenses                                            0.00

Cumulative
 Net Losses (Gains)                                            0.00
 Write Off Mortgage Loans                                      0.00
 Gross Principal Losses on Write Off Loans                     0.00
 Write Off Proceeds                                            0.00
 Write Off Expenses                                            0.00

                                    EXHIBIT C

                         Form of Loan Liquidation Report

Customer Name:
Account No.:
Original Principal Balance:

1. Type of Liquidation (REO disposition/charge-off/short pay-off)     __________
   Date last paid                                                     __________

a. Foreclosure

      Date of Foreclosure                                             __________
      Date of REO                                                     __________
      Date of REO Disposition                                         __________
      Property Sale Price/Estimated Market Value at disposition     $ __________

b. Settlement (short pay-off and collection actions)

      Date of Settlement Payment                                      __________

c. Defaulted Loan Sale

      Date of Sale                                                    __________

d. Charge-off or Bankruptcy

      Date of Charge-off or Bankruptcy Discharge                      __________

2. Liquidation Proceeds

   Principal Prepayment                                             $ __________
   Property Sale Proceeds                                           $ __________
   Insurance Proceeds                                               $ __________
   Settlement Payment Loan Sale Proceeds                            $ __________
   Other (Itemize)                                                  $ __________

   Total Proceeds                                                   $ __________

3. Liquidation Expenses

   Servicing Advances                                               $ __________
   Servicing Fees                                                   $ __________
   Other Servicing Compensation                                     $ __________
   Collection Agent or Attorney's Fees                              $ __________

   Total Advances                                                   $ __________

4. Net Liquidation Proceeds                                         $ __________
   (Item 2 minus Item 3)

5. Principal Balance of Mortgage Loan                               $ __________

6. Loss, if any (Item 5 minus Item 4)                               $ __________

                                    EXHIBIT D

           SCHEDULE OF EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

1. Exceptions to Representation and Warranty 3.04(b) - The following Home Loans are 30 or more days past due as of the Cut-Off Date:

                            PRINCIPAL BALANCE
HOME LOAN NUMBER            AS OF CUT-OFF DATE         TRANSFEROR
----------------            ------------------         ----------
1000279                        $19,882.72              Empire Funding
1000401                         21,113.43              Empire Funding
1001051                         43,771.89              Empire Funding
2424026                         33,105.70              Empire Funding
2465124                         24,859.38              Empire Funding
2554836                         19,523.75              Empire Funding
2677806                         18,016.52              Empire Funding
2709104                         20,129.58              Empire Funding
2728370                         49,429.61              Empire Funding
2892405                         16,301.33              Empire Funding
2915634                         44,055.10              Empire Funding
2964171                         24,132.34              Empire Funding
2986671                         13,144.32              Empire Funding
3083659                         22,529.49              Empire Funding
3095177                         20,602.49              Empire Funding
3103986                         38,171.96              Empire Funding
3129217                         42,877.81              Empire Funding
3143139                         29,539.87              Empire Funding
3144291                         29,897.03              Empire Funding
3166651                         39,636.06              Empire Funding
3241513                         42,062.02              Empire Funding
3673431                         16,722.52              Empire Funding
3834330                         52,902.99              Empire Funding
3891992                         19,782.84              Empire Funding
3958752                         16,981.50              Empire Funding
4160516                         27,302.46              Empire Funding
4493925                         34,666.60              Empire Funding
4521583                         17,847.21              Empire Funding
4549849                         29,910.64              Empire Funding
4578861                         23,921.78              Empire Funding
4600453                         14,766.80              Empire Funding
4622224                         14,678.15              Empire Funding
4660370                         12,967.52              Empire Funding
4694888                         34,913.36              Empire Funding
4695164                         16,801.57              Empire Funding
4763839                         29,795.25              Empire Funding
4764062                         24,592.19              Empire Funding
4766113                         34,276.78              Empire Funding
4774131                         22,945.72              Empire Funding
4776371                         24,031.05              Empire Funding
4776497                         32,918.80              Empire Funding
4788448                         22,587.26              Empire Funding
4788554                         34,904.77              Empire Funding
4788901                         33,509.46              Empire Funding
4788910                         37,394.22              Empire Funding
4790131                         44,852.88              Empire Funding
4790471                         24,333.61              Empire Funding
4790667                         15,661.28              Empire Funding
4790694                         27,160.91              Empire Funding
4790701                         21,940.34              Empire Funding
4791023                         16,926.31              Empire Funding
4815962                         42,293.63              Empire Funding
4820340                         34,880.18              Empire Funding
4824827                         34,624.18              Empire Funding
4859898                         34,595.38              Empire Funding
4887929                         44,442.27              Empire Funding
4893244                         45,842.46              Empire Funding
4893878                         33,990.48              Empire Funding
4918263                         30,629.63              Empire Funding
4936555                         24,921.45              Empire Funding
4937714                         26,911.46              Empire Funding
4938045                         19,786.69              Empire Funding
4954277                         34,634.21              Empire Funding
4998140                         29,958.73              Empire Funding
5021068                         35,327.75              Empire Funding
5025803                         32,663.15              Empire Funding
5029337                         24,782.10              Empire Funding
5041563                         14,968.11              Empire Funding
5054353                         34,907.55              Empire Funding
5115644                         64,915.62              Empire Funding
5121245                         20,515.17              Empire Funding
5139012                         21,866.43              Empire Funding
5141884                         20,979.40              Empire Funding
5161512                         34,909.77              Empire Funding
5176855                         30,637.53              Empire Funding
4522626                         26,889.29              Empire Funding
4580910                         34,875.11              Empire Funding
3195813                         37,257.85              Empire Funding
4657801                         69,502.99              Empire Funding
4581866                         21,423.17              Empire Funding
0006626121                      38,657.01              ContiMortgage
0006798904                      31,507.14              ContiMortgage
0007091119                      56,683.55              ContiMortgage
0007107907                      34,899.50              ContiMortgage
0005711734                      44,838.14              ContiMortgage
9800005962                      29,872.36              ContiMortgage
9800007691                      29,753.68              ContiMortgage
9800008565                      24,940.82              ContiMortgage
9800009213                      34,731.31              ContiMortgage
9800009643                      24,970.02              ContiMortgage
9800010726                      14,764.48              ContiMortgage
9800011083                      34,896.84              ContiMortgage
9800011484                      29,893.86              ContiMortgage
9800002005                      34,394.85              ContiMortgage


2.    Exception to  Representation  and Warranty  3.04(m) - The  following  Home
      Loans do not require a Monthly Payment which is sufficient to fully amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate:


                            PRINCIPAL BALANCE
HOME LOAN NUMBER            AS OF CUT-OFF DATE         TRANSFEROR
----------------            ------------------         ----------
9700027276                     $33,426.31              ContiMortgage
9800001613                      43,479.14              ContiMortgage
9800007372                      26,707.53              ContiMortgage
9800010057                      34,450.15              ContiMortgage
9800007389                      14,927.86              ContiMortgage

                                    EXHIBIT E

                          FORM OF 10-K REPORT OF ISSUER

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-K

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

(Mark One)

[x] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the fiscal year ended DECEMBER 31, [        ]

__________________________ or

[ ] Transition Report Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

For the transition period from ____________ to ____________

                        Commission file Number 333-61785

                 PaineWebber Mortgage Acceptance Corporation IV
             (Exact name of registrant as specified in its charter)

           Delaware                                      06-1204982
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

   1285 Avenue of the Americas,
           New York, NY                                     10019
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (212) 713-2000

     Securities registered pursuant to Section 12(b) of the Act
     NONE

     Securities registered pursuant to Section 12(g) of the Act
     NONE

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

      [x] Yes                       [  ] No

                                     PART I

Item 2. Properties

        Not applicable on reliance of Relief Letters

Item 3. Legal Proceedings

        There were no legal proceedings.

Item 4. Submission of Matters to a Vote of Security Holders

        There were no matters submitted to a vote of the Security Holders.

                                     PART II

Item 5. Market for Registrant's Common Equity and Related Stockholder matters

        There were [ ] participants in the DTC system holding positions in the Cede certificates.

        The following were Noteholders and Certificateholders of record as of the end of the reporting year.

        Empire Funding Home Loan Owner Trust 1999-1:

        Class A-1       Cede & Co.
        Class A-2       Cede & Co.
        Class A-3       Cede & Co.
        Class A-4       Cede & Co.
        Class A-5       Cede & Co.
        Class M-1       Cede & Co.
        Class M-2       Cede & Co.
        Class B-1       Cede & Co.
        Class B-2       Cede & Co.

        There is no established public trading market for the notes.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosures: Information required by Item 304 of Reg. S-K.

        There were no changes in and/or disagreements with Accountants on Accounting and Financial Disclosures.

                                     PART IV

Item 12.  Security Ownership of Certain Beneficial Owners and Management


        The Notes are represented by one or more notes registered in the name of Cede & Co., the nominee of The Depository Trust Company. An investor holding Notes is not entitled to receive a certificate representing such Note, except in limited circumstances. Accordingly, Cede & Co. is the sole holder of Notes, which it holds on behalf of brokers, dealers, banks and other participants in the DTC system. Such participants may hold Notes for their own accounts or for the accounts of their customers.

        The address of Cede & Co. is:
        Cede & Co.
        c/o The Depository Trust Company
        Seven Hanover Square
        New York, New York 10004

Item 13.  Certain Relationships and Related Transactions


        There has not been, and there is not currently proposed, any transactions or series of transactions, to which any of the Trust, the Registrant, the Trustee or the Servicer is a party with any Noteholder who, to the knowledge of the Registrant and Servicer, owns of record or beneficially more than five percent of the Notes.

Item 14.  Exhibits, Financial  Statement Schedules, and
          Reports on Form 8-K

(a)     1.  Not Applicable
        2.  Not Applicable
        3.  Exhibits
            99.1 Annual Summary Statement
            99.2 Annual Statement as to Compliance
            99.3 Annual Independent Public Accountant's Servicing Report

(b )    Reports on Form 8-K

        The Registrant has filed Current Reports on Form 8-K with the Securities and Exchange Commission dated [ ].

(c)     See (a) 3 above

(d)     Not Applicable


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange A the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Empire Funding Home Loan Owner Trust 1999-1

/s/     _________________________
        Vice President
        U.S. Bank Trust National Association

Date  [                        ]

                                  EXHIBIT INDEX

EXHIBIT NUMBER                           DESCRIPTION

99.1                                     Annual Summary Statement
99.2                                     Annual Statement of Compliance
99.3                                     Report of Independent Accountants

     EXHIBIT 99.1 - Summary of Aggregate Amounts or End of Year Amounts for
                       the period ending December 31, [ ]

                   Empire Funding Home Loan Owner Trust 1999-1

               SUMMARY OF AGGREGATE AMOUNTS OR END OF YEAR AMOUNTS


Beginning Pool Balance
Ending Pool Balance
Principal                                Collections
Interest                                 Collections
Defaulted Loans                          Balance
Servicer                                 Fees
Owner Trustee                            Fees
Trustee                                  Fees



                            60 Day Delinquent Amount
                      SIX MONTH ROLLING DELINQUENCY AVERAGE

    CERTIFICATE            BALANCE            INTEREST            PRINCIPAL

Class  A-1

Class A-2

Class A-3

Class A-4

Class A-5

Class M-1

Class M-2

Class B-1

Class B-2

         Exhibit 99.2 - Servicer's Annual Statement of Compliance To be
                      supplied upon receipt by the Trustee



                  Exhibit 99.3 - Report of Independent Auditors
                   To be supplied upon receipt by the Trustee